Prospectus

Delaware Ivy VIP Core Equity (formerly, Ivy VIP Core Equity)		Class II
Delaware Ivy VIP Growth (formerly, Ivy VIP Growth)		Class II
Delaware Ivy VIP Mid Cap Growth (formerly, Ivy VIP Mid Cap Growth)	Class I	Class II
Delaware Ivy VIP Smid Cap Core (formerly, Ivy VIP Small Cap Core)		Class II
Delaware Ivy VIP Small Cap Growth (formerly, Ivy VIP Small Cap Growth)	Class I	Class II
Delaware Ivy VIP Value (formerly, Ivy VIP Value)		Class II
Delaware Ivy VIP Corporate Bond (formerly, Ivy VIP Corporate Bond)		Class II
Delaware Ivy VIP High Income (formerly, Ivy VIP High Income)	Class I	Class II
Delaware Ivy VIP Limited-Term Bond (formerly, Ivy VIP Limited-Term Bond)		Class II
Delaware Ivy VIP Global Equity Income (formerly, Ivy VIP Global Equity Income)		Class II
Delaware Ivy VIP Global Growth (formerly, Ivy VIP Global Growth)		Class II
Delaware Ivy VIP International Core Equity (formerly, Ivy VIP International Core Equity)		Class II
Delaware Ivy VIP Asset Strategy (formerly, Ivy VIP Asset Strategy)	Class I	Class II
Delaware Ivy VIP Balanced (formerly, Ivy VIP Balanced)		Class II
Delaware Ivy VIP Energy (formerly, Ivy VIP Energy)	Class I	Class II
Delaware Ivy VIP Natural Resources (formerly, Ivy VIP Natural Resources)		Class II
Delaware Ivy VIP Science and Technology (formerly, Ivy VIP Science and Technology)	Class I	Class II
Delaware Ivy VIP Securian Real Estate Securities (formerly, Ivy VIP Securian Real Estate Securities)		Class II
Delaware Ivy VIP Pathfinder Aggressive (formerly, Ivy VIP Pathfinder Aggressive)		Class II
Delaware Ivy VIP Pathfinder Moderately Aggressive (formerly, Ivy VIP Pathfinder Moderately Aggressive)		Class II
Delaware Ivy VIP Pathfinder Moderate (formerly, Ivy VIP Pathfinder Moderate)		Class II
Delaware Ivy VIP Pathfinder Moderately Conservative (formerly, Ivy VIP Pathfinder Moderately Conservative)		Class II
Delaware Ivy VIP Pathfinder Conservative (formerly, Ivy VIP Pathfinder Conservative)		Class II
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility (formerly, Ivy VIP Pathfinder Moderate — Managed Volatility)		Class II
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility)		Class II
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Conservative — Managed Volatility)		Class II

April 29, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.

Portfolio summary

Delaware Ivy VIP Core Equity, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Core Equity)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Core Equity seeks to provide capital growth and appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual portfolio operating expenses	0.99%
Fee waivers and expense reimbursements	(0.04%)	[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.95%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.70% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$97
3 years	$311
5 years	$543
10 years	$1,209

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Portfolio summary

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large-capitalization companies. The Portfolio seeks to invest in companies that the Manager believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio invests in securities that have the potential for capital appreciation, or that the Manager expects to resist market decline. Although the Portfolio primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Portfolio may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

The Manager believes that long-term earnings potential relative to market expectations is an important component for stock performance. The Manager balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Portfolio, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.

From a top-down perspective, the Manager seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. The Manager considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, the Manager seeks to invest for the Portfolio in what it believes are dominant companies that will benefit from these trends or themes; including companies that the Manager believes have long-term earnings potential that exceeds market expectations.

Through its bottom-up stock selection, the Manager searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

In selecting securities for the Portfolio, the Manager may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

The Portfolio typically holds a limited number of stocks (generally 40 to 50).

The Manager attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. Among other factors, the Manager considers whether, in its opinion, the security has fully appreciated according to the Manager’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below the Manager’s expectations regarding the company’s long-term earnings potential. The Manager also may sell a security to reduce the Portfolio’s holding in that security if that issuer’s competitive advantage has diminished or if the Portfolio’s portfolio manager loses conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Information technology sector risk — The risk that the value of a portfolio's shares will be affected by factors particular to the information technology and related sectors (such as government regulation) and may fluctuate more widely than that of a portfolio that invests in a broad range of sectors.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Core Equity performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Portfolio summary

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 20.25% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.87% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	28.94%	18.82%	15.53%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Eric R. Becker	Senior Vice President, Portfolio Manager	July 2006

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Growth, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Growth)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Growth seeks to provide growth of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual portfolio operating expenses	0.99%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$101
3 years	$315
5 years	$547
10 years	$1,213

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Growth seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that Delaware Management Company (Manager), the Portfolio’s investment manager, believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely to grow faster than the economy. The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

In selecting securities for the Portfolio, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the

Portfolio. The Manager seeks to invest for the Portfolio in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Portfolio typically holds a limited number of stocks (generally 35 to 50).

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

In general, the Manager may sell a security when, in the Manager’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Portfolio summary

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Growth performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth, with current income as a secondary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 25.41% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.69% for the quarter ended December 31, 2018.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	30.03%	25.13%	19.06%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Bradley M. Klapmeyer, CFA	Senior Vice President, Portfolio Manager	August 2016
Brad Angermeier	Portfolio Manager	October 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Mid Cap Growth, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Mid Cap Growth)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Mid Cap Growth seeks to provide growth of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I		II
Management fees	0.85%		0.85%
Distribution and service (12b-1) fees	none		0.25%
Other expenses	0.04%		0.04%
Total annual portfolio operating expenses	0.89%		1.14%
Fee waivers and expense reimbursements	(0.04%)	[1]	(0.04%)	[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.85%		1.10%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.85% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$87	$112
3 years	$280	$358
5 years	$489	$624
10 years	$1,092	$1,383

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 27% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that the Manager believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2021 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $1.2 billion and $58.4 billion.

In selecting securities for the Portfolio, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of the Manager’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the Manager considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Healthcare sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Portfolio summary

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Mid Cap Growth performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 37.22% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.51% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	16.65%	N/A	24.73%
Class II	16.36%	24.85%	17.05%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.73%	19.83%	16.63%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Kimberly A. Scott, CFA	Senior Vice President, Portfolio Manager	April 2005
Nathan Brown, CFA	Senior Vice President, Portfolio Manager	October 2016
Bradley P. Halverson	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Smid Cap Core, a series of Ivy Variable Insurance Portfolios

(formerly, Delaware Ivy VIP Small Cap Core)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Smid Cap Core seeks to provide capital appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.85%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.07%
Total annual portfolio operating expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$119
3 years	$372
5 years	$644
10 years	$1,420

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Smid Cap Core seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that Delaware Management Company (Manager) believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested, at the time of purchase, in common stocks of small- and mid-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000® Index at time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Portfolio. The following are descriptions of how the portfolio management team pursues the Portfolio’s investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Portfolio employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect portfolio performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Portfolio summary

How has Delaware Ivy VIP Smid Cap Core performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term accumulation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation. Effective April 28, 2017, the Portfolio changed its name and strategy to reflect a greater emphasis on core style companies. Performance prior to April 28, 2017 reflects the Portfolio’s former strategy and may have differed if the Portfolio’s current strategy had been in place.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 26.96% for the quarter ended December 31, 2020, and its lowest quarterly return was -29.04% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	20.78%	10.35%	12.94%
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)*	18.18%	13.75%	14.15%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)*	14.82%	12.02%	13.23%

* The Portfolio changed its primary broad-based securities index to Russell 2500™ Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Francis X. Morris	Senior Managing Director, Chief Investment Officer — US Core Equity	November 2021
Christopher S. Adams, CFA	Managing Director, Senior Portfolio Manager	November 2021

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Michael S. Morris, CFA	Managing Director, Senior Portfolio Manager	November 2021
Donald G. Padilla, CFA	Managing Director, Senior Portfolio Manager	November 2021
David E. Reidinger	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Small Cap Growth, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Small Cap Growth)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Small Cap Growth seeks to provide growth of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I		II
Management fees	0.85%		0.85%
Distribution and service (12b-1) fees	none		0.25%
Other expenses	0.05%		0.05%
Total annual portfolio operating expenses	0.90%		1.15%
Fee waivers and expense reimbursements	(0.01%)	[1]	(0.01%)	[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.89%		1.14%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.89% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$91	$116
3 years	$286	$364
5 years	$497	$632
10 years	$1,107	$1,397

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 48% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Small Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2021 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $58.55 million and $15.96 billion. The Portfolio emphasizes smaller companies positioned in new or emerging industries where the Manager believes there is opportunity for higher growth than in established companies or industries. The Portfolio’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

The Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. The Manager also may sell a security to reduce the Portfolio’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Healthcare sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology and healthcare) will decline because of changing expectations for the performance of that industry or sector.

Portfolio summary

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a portfolio grows.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Small Cap Growth performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 27.15% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.59% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 11/2/18-12/31/21)	4.25%	N/A	15.14%
Class II	3.99%	15.83%	12.85%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	2.83%	14.53%	14.14%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Timothy J. Miller, CFA	Senior Vice President, Portfolio Manager	October 2016
Kenneth G. McQuade	Senior Vice President, Portfolio Manager	March 2006

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Value, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Value)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Value seeks to provide capital appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.05%
Total annual portfolio operating expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Value seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager), the Portfolio’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

To identify securities for the Portfolio, the Manager primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. The Manager primarily determines the estimated intrinsic value of companies based on cash flow generation, but the Manager may consider other valuation factors, such as price to earnings and price to book value. The Manager also considers other operational factors of a company, including, among others, growth potential, changes in share count, and changes in working capital. The

Portfolio emphasizes companies that the Manager believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. The Portfolio typically holds a limited number of stocks (generally 30 to 45).

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Manager typically will sell a stock when, in the Manager’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below the Manager’s expectations. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Financials sector risk — The risk that the value of a portfolio's shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a portfolio that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financial services) will decline because of changing expectations for the performance of that industry or sector.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Portfolio summary

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Value performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 18.82% for the quarter ended December 31, 2020, and its lowest quarterly return was -29.30% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	31.18%	12.02%	12.89%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	25.16%	11.16%	12.97%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Matthew T. Norris	Senior Vice President, Portfolio Manager	July 2003

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Corporate Bond, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Corporate Bond)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Corporate Bond seeks to provide current income consistent with preservation of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.47%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual portfolio operating expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$78
3 years	$243
5 years	$422
10 years	$942

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 85% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Corporate Bond seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in Investment Grade securities (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year or may also invest in other investment grade securities, including securities issued or guaranteed by the US Government or US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the US Government). The Portfolio invests primarily in investment-grade debt securities (including bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Delaware Management Company (Manager), the Portfolio’s investment manager, to be of comparable quality). The Portfolio has no limitations regarding the duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies, in a variety of sectors and industries. The Portfolio may invest significantly in debt securities payable from the same sector.

In selecting debt securities for the Portfolio, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a holding if, in the Manager’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Financials sector risk — The risk that the value of a portfolio's shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a portfolio that invests in a broad range of sectors.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Portfolio summary

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financials) will decline because of changing expectations for the performance of that industry or sector.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Corporate Bond performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek a reasonable return with emphasis on preservation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide current income consistent with preservation of capital. Effective April 30, 2018, the Portfolio changed its name and strategy to reflect a focus on corporate bonds, rather than in bonds generally. Performance prior to April 30, 2018 reflects the Portfolio’s former strategy and may have differed if the Portfolio’s current strategy had been in place.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 9.53% for the quarter ended June 30, 2020, and its lowest quarterly return was -4.28% for the quarter ended March 31, 2021.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	-0.85%	4.72%	3.56%
Bloomberg US Corporate Investment Grade Index (reflects no deduction for fees, expenses, or taxes)*	-1.04%	5.26%	4.70%
Bloomberg US Credit Index (reflects no deduction for fees, expenses, or taxes)*	-1.08%	5.05%	4.45%

* The Portfolio changed its primary broad-based securities index to Bloomberg US Corporate Investment Grade Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Michael G. Wildstein, CFA	Senior Managing Director, Head of US Credit and Insurance	November 2021
Wayne A. Anglace, CFA	Managing Director, Senior Portfolio Manager	November 2021
Kashif Ishaq	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Portfolio summary

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP High Income, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP High Income)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I		II
Management fees	0.61%		0.61%
Distribution and service (12b-1) fees	none		0.25%
Other expenses	0.06%		0.06%
Acquired fund fees and expenses	0.03%	[1]	0.03%	[1]
Total annual portfolio operating expenses	0.70%	[2]	0.95%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio's NAV.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$72	$97
3 years	$224	$303
5 years	$390	$525
10 years	$871	$1,166

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of Delaware Management Company (Manager) consistent with the Portfolio’s objective. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by

Portfolio summary

another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest in fixed-income securities of any maturity.

The Portfolio may invest up to 100% of its total assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in restricted securities.

Although the Manager considers credit ratings in selecting investments for the Portfolio, the Manager bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, the Manager may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, the Manager may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.

The Manager attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the capital structure that the Manager believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if the Manager believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Portfolio invests may be high-yield bonds. Similarly, if the Manager believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Portfolio invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

Generally, in determining whether to sell a security, the Manager considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, a deterioration of the company’s financial model, credit quality or credit standing, and/or a change in management’s consideration of its creditors. The Manager also may sell a security if, in the Manager’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Restricted securities risk — The risk that restricted securities are subject to legal or contractual restrictions on resale and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of portfolio illiquidity to the extent a portfolio finds it difficult to sell these securities when desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a portfolio.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Portfolio summary

How has Delaware Ivy VIP High Income performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek, as its primary objective, a high level of current income and, as a secondary objective, to seek capital growth when consistent with its primary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of high current income and capital appreciation.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 8.56% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.50% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	6.33%	N/A	5.40%
Class II	6.06%	5.48%	6.60%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)*	5.35%	6.08%	6.71%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes)*	5.36%	6.10%	6.72%

* The Portfolio changed its primary broad-based securities index to ICE BofA US High Yield Constrained Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2021
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Limited-Term Bond, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Limited-Term Bond)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Limited-Term Bond seeks to provide current income consistent with preservation of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.50%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual portfolio operating expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$81
3 years	$252
5 years	$439
10 years	$978

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 48% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities (80% policy), including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The Portfolio may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Portfolio may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). Additionally, the Portfolio may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. The Portfolio will maintain an average effective duration from one to three years.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Financial Services LLC (S&P) or that are unrated but determined by the Manager to be of equivalent quality.

The Portfolio may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its net assets.

The Manager may look at a number of factors in selecting securities for the Portfolio’s holdings, beginning with a top-down (assessing the market environment) review of the broad economic and financial trends in the US and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, the Manager typically considers the maturity and perceived liquidity of the security, the relative value of the security based on historical yield information, the creditworthiness of the particular issuer (if not backed by the full faith and credit of the Treasury), and prepayment risks for mortgage-backed securities and other debt securities with call provisions.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

Portfolio summary

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Limited-Term Bond performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to provide a high level of current income consistent with preservation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide current income consistent with preservation of capital.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 2.80% for the quarter ended June 30, 2020, and its lowest quarterly return was -1.67% for the quarter ended June 30, 2013.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	-0.49%	2.00%	1.66%
Bloomberg 1-3 Year US Gov/Credit Index (reflects no deduction for fees, expenses, or taxes)	-0.47%	1.85%	1.39%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	November 2021
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Portfolio summary

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Global Equity Income, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Global Equity Income)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Global Equity Income seeks to provide total return through a combination of current income and capital appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.06%
Total annual portfolio operating expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$103
3 years	$322
5 years	$558
10 years	$1,236

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 109% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Global Equity Income seeks to achieve its objective by investing in equity securities that are issued by companies of any size located largely in developed markets around the world that Delaware Management Company (Manager) believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that the Manager believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Although the Portfolio invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Portfolio invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Portfolio may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities.

Portfolio summary

In selecting securities for the Portfolio, the Manager uses a company-specific stock selection process. The Manager seeks to identify higher-quality companies that it believes are reasonably valued, have a strong likelihood of maintaining and/or growing their dividends, and have a relatively stable to improving fundamental outlook, relative to market expectations.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long-term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financials) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Global Equity Income performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Effective April 30, 2018, the name of the Portfolio changed from Ivy VIP Dividend Opportunities to Ivy VIP Global Equity Income, and the Portfolio changed its investment objective from seeking to provide total return to seeking to provide total return through a combination of current income and capital appreciation. The Portfolio also changed its investment strategy to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world. The Portfolio’s performance prior to April 30, 2018 reflects the Portfolio’s former strategy; its performance may have differed if the Portfolio’s current strategy had been in place.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Portfolio summary

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 15.53% for the quarter ended December 31, 2020, and its lowest quarterly return was -24.82% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	16.97%	8.69%	9.86%
MSCI World Index (net) (reflects no deduction for fees, expenses, or taxes)*	21.82%	15.03%	12.70%
FTSE All-World High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)*	17.89%	8.42%	8.08%

* The Portfolio changed its primary broad-based securities index to MSCI World Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Jens Hansen	Managing Director, Chief Investment Officer - Global Equity Team	November 2021
Klaus Petersen, CFA	Managing Director, Senior Portfolio Manager	November 2021
Claus Juul	Vice President, Portfolio Manager	November 2021
Åsa Annerstedt	Vice President, Portfolio Manager	November 2021
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Global Growth, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Global Growth)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Global Growth seeks to provide growth of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.85%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.08%
Total annual portfolio operating expenses	1.18%
Fee waivers and expense reimbursements	(0.05%)	[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.13%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.88% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$115
3 years	$370
5 years	$644
10 years	$1,427

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Global Growth seeks to achieve its objective by investing primarily in common stocks of US and foreign companies (including depositary receipts of foreign issuers) that the Manager believes are competitively well-positioned, gaining market share, have the potential for long-term growth, and/or operate in regions or countries that the Manager believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the US, although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size, in a variety of sectors and industries. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 80% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. The Portfolio typically holds a limited number of stocks (generally 50 to 70).

The Manager utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. The Manager seeks strong companies that possess a unique, sustainable competitive advantage that the Manager believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. The Manager may look at a number of factors in selecting securities for the Portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, the Manager considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Portfolio summary

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Global Growth performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to provide, as its primary objective, long-term appreciation of capital and, as a secondary objective, to seek current income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

In November 2014, the Portfolio increased its emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Portfolio changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Portfolio’s former international strategy, which did not include significant investments in U.S. companies, and may have differed if the Portfolio’s current strategy that includes investing globally, including in stocks of U.S. companies, had been in place.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 22.38% for the quarter ended June 30, 2020, and its lowest quarterly return was -20.55% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	17.86%	15.87%	11.52%
MSCI ACWI (All Country World Index) Index (net) (reflects no deduction for fees, expenses, or taxes)*	18.54%	14.40%	11.85%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)*	19.04%	14.97%	12.44%
MSCI World Index (net) (reflects no deduction for fees, expenses, or taxes)*	21.82%	15.03%	12.70%

* The Portfolio changed its primary broad-based securities index to MSCI ACWI (All Country World Index) Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	November 2021
Aditya Kapoor	Vice President, Portfolio Manager	November 2021
Charles John, CFA	Assistant Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Portfolio summary

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP International Core Equity, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP International Core Equity)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP International Core Equity seeks to provide capital growth and appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.85%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.06%
Total annual portfolio operating expenses	1.16%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$118
3 years	$368
5 years	$638
10 years	$1,409

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Portfolio also may invest in depositary receipts of foreign issuers.

The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Manager uses a disciplined approach while looking for investment opportunities around the world, preferring companies that it believes to have strong and growing competitive positions and reasonable valuations. The Manager combines a top-down (assessing the market environment), macro approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection.

Portfolio summary

As noted, the Manager begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that the Manager believes will benefit under its macro view. The Manager next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Portfolio may invest up to 100% of its total assets in foreign securities. In an effort to manage foreign currency exposure, the Portfolio may use forward contracts to either increase or decrease exposure to a given currency.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it had a change in its top-down view, if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a portfolio investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio's use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP International Core Equity performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Portfolio summary

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 18.20% for the quarter ended June 30, 2020, and its lowest quarterly return was -24.54% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	14.18%	8.01%	7.77%
MSCI ACWI (All Country World Index) ex USA Index (net) (reflects no deduction for fees, expenses, or taxes)*	7.82%	9.61%	7.28%
MSCI ACWI (All Country World Index) ex USA Index (gross) (reflects no deduction for fees, expenses, or taxes)*	8.29%	10.12%	7.78%
MSCI EAFE (Europe, Australasia, and Far East) Index (reflects no deduction for fees, expenses, or taxes)*	11.26%	9.55%	8.03%

* The Portfolio changed its primary broad-based securities index to MSCI ACWI (All Country World Index) ex USA Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	November 2021
Aditya Kapoor	Vice President, Portfolio Manager	November 2021
Charles John, CFA	Assistant Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Asset Strategy, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Asset Strategy)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Asset Strategy seeks to provide total return.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I		II
Management fees	0.70%		0.70%
Distribution and service (12b-1) fees	none		0.25%
Other expenses	0.05%	[1]	0.05%	[1]
Total annual portfolio operating expenses	0.75%		1.00%
Fee waivers and expense reimbursements	(0.13%)	[2]	(0.13%)	[2]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.62%		0.87%

[1]	Other expenses includes the expenses of Ivy VIP ASF II, Ltd., a wholly-owned subsidiary of the Portfolio organized in the Cayman Islands.
[2]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.62% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$63	$89
3 years	$227	$305
5 years	$404	$540
10 years	$918	$1,213

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 56% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Asset Strategy seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Delaware Management Company (DMC), the Portfolio’s investment manager primarily invests a portion of the Portfolio’s assets in global equity securities that the Manager believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Portfolio’s remaining assets in various additional asset classes, including but not limited to global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash (the Diversifying portion), which seek to provide returns to the Portfolio while having less correlation to the Equity portion. The Manager may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55%-65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in equities or equity-like securities and 35%-45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying portion.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Portfolio.

In selecting securities for the Portfolio, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

The Portfolio has the flexibility to invest in both growth and value companies. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Portfolio has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity portion. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds, and bank loans although the Manager anticipates that a majority of the assets within the Diversifying portion will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality; although the Manager anticipates that investments in junk bonds will be minimal within the Diversifying portion, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to de-lever itself (in other words to reduce debt) through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.

The Portfolio may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Portfolio will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Portfolio may invest in US and foreign securities. The Equity portion of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

Portfolio summary

The Manager may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Portfolio equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a portfolio to greater volatility than investments in traditional securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Asset Strategy performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Portfolio summary

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 17.70% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.16% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	10.72%	N/A	10.96%
Class II	10.44%	11.36%	8.01%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)	18.54%	14.40%	11.85%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	August 2014
Aaron D. Young	Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Balanced, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Balanced)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Balanced seeks to provide total return through a combination of capital appreciation and current income.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.05%
Total annual portfolio operating expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Balanced seeks to achieve its objective by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its income-generating equity investments, including convertible securities, the Portfolio invests primarily in medium to large, well-established companies, although it may invest in securities issued by companies of any size. The Portfolio invests at least 50% of its total assets in equity securities including convertible securities. The Portfolio may invest in preferred stocks and real estate investment trusts (REITs).

In addition, the Portfolio invests at least 30% of its total assets in debt securities with the objective of providing income and diversification although such diversification may not protect against market risk. The Portfolio’s debt securities may include US government securities or investment-grade corporate bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Delaware Management Company (DMC), the Portfolio’s investment manager, to be of comparable quality. The Portfolio may also invest up to 20% of its total assets in non-investment-grade debt securities. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Portfolio.

In evaluating investments for the Portfolio, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Manager also focuses on companies that possess a sustainable competitive advantage by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. In addition, the Manager’s analysis informs its view of an appropriate valuation for each potential investment.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Portfolio may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Portfolio will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

In selecting debt securities for the Portfolio, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Portfolio may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. Additionally, many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Portfolio equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Portfolio summary

Preferred stock risk — The risk that preferred stocks may be subordinated to bonds in terms of rights to their share of the company’s assets, may be less liquid than many other securities, and generally offer no voting rights with respect to the issuer.  Preferred stocks may also be adversely affected by interest rates and may be callable by the issuer.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

REIT-related risk — The risk that the value of a portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Balanced performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide current income and, as a secondary objective, to seek long-term appreciation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of capital appreciation and current income.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 15.52% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.23% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	15.97%	11.73%	10.16%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)*	-1.54%	3.57%	2.90%
Bloomberg US Gov/Credit Index (reflects no deduction for fees, expenses or taxes)*	-1.75%	3.99%	3.13%

* The Portfolio changed its primary fixed-income broad-based securities index to the Bloomberg US Aggregate Index as of November 15, 2021. The Portfolio elected to use the new index because it more closely reflects the Portfolio's investment strategies.

Portfolio summary

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Energy, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Energy)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Energy seeks to provide capital growth and appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I	II
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.12%	0.12%
Total annual portfolio operating expenses	0.97%	1.22%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$99	$124
3 years	$309	$387
5 years	$536	$670
10 years	$1,190	$1,477

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 119% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Energy seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

These companies may include, but are not limited to, oil companies; oil and gas drilling, equipment, and services companies; oil and gas exploration and production companies; oil and gas storage and transportation companies; natural gas pipeline companies; refinery companies; energy conservation companies; coal companies; transporters; utilities; alternative energy companies; and innovative energy technology companies. The Portfolio also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

Portfolio summary

After conducting a top-down (assessing the market environment) market analysis of the energy industry and geopolitical issues and then identifying trends and sectors, Delaware Management Company (Manager), the Portfolio’s investment manager, uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in initial public offerings (IPOs), and emphasizes companies that the Manager believes are strongly managed and can generate above average capital growth and appreciation. While the Manager typically seeks to invest a majority of the Portfolio’s assets in U.S. securities, the Portfolio may invest up to 100% of its total assets in foreign securities. The Portfolio typically holds a limited number of stocks (generally 35 to 50).

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, potentially including companies domiciled or traded or doing business in emerging markets, even if the Portfolio is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become undervalued and/or whether the prospects of the issuer have deteriorated. The Manager also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Energy sector risk — The risk that investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a portfolio grows.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

MLP risk — The risk related to the Fund’s investment in MLPs. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio's use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Energy performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Portfolio summary

Prior to April 30, 2012, the Portfolio’s investment objective was to provide long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 37.65% for the quarter ended December 31, 2020, and its lowest quarterly return was -59.78% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	42.33%	N/A	-9.50%
Class II	42.00%	-11.79%	-4.25%
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses, or taxes)	55.15%	-2.23%	0.52%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Natural Resources, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Natural Resources)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Natural Resources seeks to provide capital growth and appreciation.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.85%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.11%
Total annual portfolio operating expenses	1.21%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$123
3 years	$384
5 years	$665
10 years	$1,466

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 121% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers/developers, equipment/services, storage/transportation, gas/oil refining and marketing, service/drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products

(grains and other foods, seeds, fertilizers, water). The Portfolio also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, the Manager uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, and emphasizes companies that the Manager believes are strongly managed and can generate above-average capital growth and appreciation. The Manager focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. The Portfolio typically holds a limited number of stocks (generally 40 to 65).

Under normal circumstances, the Manager anticipates that a significant portion of the Portfolio’s holdings will consist of issuers in the energy and materials sectors.

The Portfolio seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Portfolio’s assets in the U.S., the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may use forward currency contracts in an effort to manage foreign currency exposure.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become overvalued and/or whether the prospects of the issuer have deteriorated. The Manager also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Natural resources industry risk — Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Energy sector risk — The risk that investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however they will consider holding commodity ETFs in market

Portfolio summary

scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as natural resources) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio's use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Natural Resources performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Mackenzie Financial Corporation served as the investment subadviser to the Portfolio until July 1, 2013, at which time, Waddell & Reed Investment Management Company (WRIMCO) assumed direct investment management responsibilities for the Portfolio. On October 1, 2016, IICO, an affiliate of WRIMCO, became the Portfolio’s investment adviser.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 25.22% for the quarter ended June 30, 2020, and its lowest quarterly return was -38.30% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	26.68%	-0.72%	-1.21%
S&P North American Natural Resources Sector Index (reflects no deduction for fees, expenses, or taxes)	39.95%	1.27%	1.27%

Portfolio summary

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Science and Technology, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Science and Technology)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Science and Technology seeks to provide growth of capital.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	I	II
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.04%	0.04%
Total annual portfolio operating expenses	0.89%	1.14%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	I	II
1 year	$91	$116
3 years	$284	$362
5 years	$493	$628
10 years	$1,096	$1,386

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 55% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Science and Technology invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of the Manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of the Manager, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies). The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

Portfolio summary

The Manager typically emphasizes growth potential in selecting stocks; that is, the Manager seeks companies in which earnings are likely to grow faster than the economy. The Manager aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Portfolio typically holds a limited number of stocks (generally 35 to 60).

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. The Manager also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, when a security’s valuation reaches the Manager’s fair value targets, or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Science and technology industry risk — The risk that investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Science and Technology performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Portfolio summary

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 25.44% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.91% for the quarter ended December 31, 2018.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class I (lifetime: 4/28/17-12/31/21)	15.45%	N/A	22.82%
Class II	15.17%	23.88%	19.46%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	26.40%	29.99%	23.54%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Bradley J. Warden	Senior Vice President, Portfolio Manager	October 2016
Gustaf C. Zinn	Senior Vice President	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Securian Real Estate Securities, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Securian Real Estate Securities)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Securian Real Estate Securities seeks to provide total return through capital appreciation and current income.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.90%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.15%
Total annual portfolio operating expenses	1.30%
Fee waivers and expense reimbursements	(0.09%)	[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.21%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), and WISC have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.96% of the Portfolio’s average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$123
3 years	$403
5 years	$704
10 years	$1,560

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Securian Real Estate Securities seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in the securities of companies in the real estate or real estate-related industries. “Real estate” securities include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Portfolio does not directly invest in real estate.

Most of the Portfolio’s real estate securities portfolio consists of securities issued by real estate investment trusts (REITs) and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or a trust or association that otherwise would be taxable as a domestic corporation) that invests in real estate, mortgages on real estate or shares issued by other REITs and qualifies for pass-through federal income tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that makes similar investments, except that a REOC has not elected or qualified to be taxed as a REIT and, therefore, among other differences, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of what types of real estate investments they can make. At times, the Portfolio may invest a significant portion of its total assets in a limited number of issuers.

The Portfolio’s investment subadviser, Securian Asset Management, Inc. (Securian AM), primarily utilizes a bottom-up (researching individual issuers) fundamental stock-picking approach in selecting what it believes are high-quality securities for investment by the Portfolio, which may include consideration of factors such as an issuer’s financial condition and valuation, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. Other key attributes considered include an issuer’s liquidity, transparency, diversification, return history and cash flow growth potential, as well as portfolio quality, market exposure, capital structure, business strategy risk, income volatility and corporate governance. The Portfolio then generally invests in those issuers that Securian AM believes have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned. Securian AM also seeks companies it believes have strong profitability and the ability to provide a strong return on investment, a dominant market position, stable property management and high-quality buildings and building maintenance. As part of its investment process, Securian AM also considers macro-economic and technical factors impacting real estate securities.

Securian AM considers various indicators in determining to sell a security, which may include the following: relative valuation is no longer compelling and operating conditions and/or performance are not sustainable; company fundamentals have deteriorated or do not meet expectations; a company-specific catalyst has matured and has been promptly reflected in the company’s stock price; and/or the economics or financial outlook of the real estate industry has weakened. Securian AM also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a portfolio's shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

REIT-related risk — The risk that the value of a portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Portfolio summary

REOC-related risk — The risk that the value of a portfolio's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a portfolio may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Securian Real Estate Securities performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 15.63% for the quarter ended December 31, 2021, and its lowest quarterly return was -21.69% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	43.68%	11.50%	11.30%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	43.24%	10.75%	11.38%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Securian Asset Management, Inc. (Securian AM)

Portfolio managers	Title with Securian AM	Start date on the Portfolio
Lowell R. Bolken	Vice President and Portfolio Manager	April 2006
Matthew K. Richmond	Senior Vice President and Portfolio Manager of Securian AM	January 2014
Joshua M. Klaetsch	Portfolio Manager of Securian AM	April 2018

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Portfolio summary

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Pathfinder Aggressive, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Aggressive)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Aggressive seeks to provide growth of capital consistent with a more aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.07%
Acquired fund fees and expenses	0.95%	[1]
Total annual portfolio operating expenses	1.02%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$104
3 years	$325
5 years	$563
10 years	$1,248

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance.

During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

Portfolio summary

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Aggressive seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 50-60% of the value of the Portfolio’s assets is in the US stocks class, approximately 25-35% of the Portfolio’s assets is in the international/global stocks class, approximately 0-20% of the Portfolio’s assets is in the bonds class, and approximately 0-25% of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Aggressive implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			50-60%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			25-35%
	Delaware Ivy VIP Global Equity Income	0-35%
	Delaware Ivy VIP Global Growth	0-35%
	Delaware Ivy VIP International Core Equity	0-35%
Bonds			0-20%
	Delaware Ivy VIP Corporate Bond	0-20%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			0-25%
	Delaware Ivy VIP Limited-Term Bond	0-25%
Total Allocation			100%

These allocations are projections only and may be changed by Delaware Management Company (Manager), the Portfolio’s investment manager, from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Aggressive’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Aggressive’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Aggressive; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds and US government securities, and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of US and foreign large-capitalization companies, the Portfolio may have potentially significant exposure to mid-capitalization companies and small-capitalization companies.

Large-capitalization companies typically are companies with market capitalizations of at least $10 billion. Mid-capitalization companies typically are companies with market capitalizations that range between $1 billion and $10 billion. Small-capitalization companies typically are companies with market capitalizations below $3.5 billion.

Delaware Ivy VIP Pathfinder Aggressive is intended for aggressive investors comfortable with incurring the risk associated with growth investing and investing in a high percentage of stocks, including foreign stocks, investors with long-term time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Portfolio summary

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Aggressive performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek maximum growth of capital consistent with a more aggressive level of risk as compared to the other Ivy VIP Pathfinder Portfolios. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital consistent with a more aggressive level of risk as compared to the other Ivy VIP Pathfinder Portfolios.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 18.87% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.62% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	18.93%	14.24%	11.83%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	17.04%	13.58%	12.12%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%

* The Current Blended Benchmark is computed using a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg U.S. Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Aggressive, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderately Aggressive)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderately Aggressive seeks to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.03%
Acquired fund fees and expenses	0.94%	[1]
Total annual portfolio operating expenses	0.97%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$99
3 years	$309
5 years	$536
10 years	$1,190

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderately Aggressive seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 45-55% of the value of the Portfolio’s assets is in the US stocks class, approximately 20-30% of the Portfolio’s assets is in the international/global stocks class, approximately 0-25% of the Portfolio’s assets is in the bonds class, and approximately 5-35% of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderately Aggressive implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			45-55%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			20-30%
	Delaware Ivy VIP Global Equity Income	0-30%
	Delaware Ivy VIP Global Growth	0-30%
	Delaware Ivy VIP International Core Equity	0-30%
Bonds			0-25%
	Delaware Ivy VIP Corporate Bond	0-25%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			5-35%
	Delaware Ivy VIP Limited-Term Bond	0-35%
Total Allocation			100%

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderately Aggressive’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderately Aggressive’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderately Aggressive; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of US and foreign large-capitalization companies, the Portfolio is likely to have some exposure to mid- and small-capitalization companies.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Aggressive is intended for investors who want to maximize returns over the long term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderately Aggressive performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 17.27% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.61% for the quarter ended March 31, 2020.

Portfolio summary

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	16.88%	12.68%	10.55%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	15.04%	12.59%	11.21%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%
Bloomberg 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses, or taxes)	-0.47%	1.85%	1.39%

* The Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Pathfinder Moderate, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderate)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderate seeks to provide total return consistent with a moderate level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.03%
Acquired fund fees and expenses	0.91%	[1]
Total annual portfolio operating expenses	0.94%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$96
3 years	$300
5 years	$520
10 years	$1,155

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

Portfolio summary

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderate seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 40-50% of the value of the Portfolio’s assets is in the US stocks class, approximately 15-25% of the Portfolio’s assets is in the international/global stocks class, approximately 0-30% of the Portfolio’s assets is in the bonds class, and approximately 10-45% of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderate implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			40-50%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			15-25%
	Delaware Ivy VIP Global Equity Income	0-25%
	Delaware Ivy VIP Global Growth	0-25%
	Delaware Ivy VIP International Core Equity	0-25%
Bonds			0-30%
	Delaware Ivy VIP Corporate Bond	0-30%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			10-45%
	Delaware Ivy VIP Limited-Term Bond	0-45%
Total Allocation			100%

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderate’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderate’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderate; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented, primarily large-capitalization, US and, to a lesser extent, international/global stocks, as well as a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments.

Delaware Ivy VIP Pathfinder Moderate is intended for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Portfolio summary

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderate performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek a high level of total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Portfolios. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Portfolios.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 15.60% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.48% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	14.66%	11.46%	9.45%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	13.06%	11.57%	10.30%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%
Bloomberg 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes)	-0.47%	1.85%	1.39%

* The Current Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Conservative, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderately Conservative)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderately Conservative seeks to provide total return consistent with a moderately conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.04%
Acquired fund fees and expenses	0.88%	[1]
Total annual portfolio operating expenses	0.92%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$94
3 years	$293
5 years	$509
10 years	$1,131

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderately Conservative seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 0-35% of the value of the Portfolio’s assets is in the bonds class, approximately 35-45% of the Portfolio’s assets is in the US stocks class, approximately 15-55% of the Portfolio’s assets is in the short-term investments class (including cash), and approximately 10-20% of the Portfolio’s assets is in the international/global stocks class. Delaware Ivy VIP Pathfinder Moderately Conservative implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			35-45%
	Delaware Ivy VIP Core Equity	0-15%
	Delaware Ivy VIP Growth	0-15%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-15%
International/Global Stocks			10-20%
	Delaware Ivy VIP Global Equity Income	0-20%
	Delaware Ivy VIP Global Growth	0-20%
	Delaware Ivy VIP International Core Equity	0-20%
Bonds			0-35%
	Delaware Ivy VIP Corporate Bond	0-35%
	Delaware Ivy VIP High Income	0-5%
Short-Term Investments (including cash)			15-55%
	Delaware Ivy VIP Limited-Term Bond	0-55%
Total Allocation			100%

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderately Conservative’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderately Conservative’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderately Conservative; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of US and, to a lesser extent, international/global stocks that typically are large-capitalization; the Portfolio also indirectly holds a mixture of investment-grade corporate bonds, US government securities and, to a lesser extent, a mixture of non-investment-grade corporate bonds and money market instruments.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Conservative is intended for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderately Conservative performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek a high level of total return consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 14.04% for the quarter ended June 30, 2020, and its lowest quarterly return was -12.43% for the quarter ended March 31, 2020.

Portfolio summary

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	12.37%	10.35%	8.41%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	11.10%	10.55%	9.37%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%
Bloomberg 1-3 Year Gov/Credit Index reflects no deduction for fees, expenses or taxes)	-0.47%	1.85%	1.39%

* The Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy VIP Pathfinder Conservative, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Conservative)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Conservative seeks to provide total return consistent with a conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.06%
Acquired fund fees and expenses	0.86%	[1]
Total annual portfolio operating expenses	0.92%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$94
3 years	$293
5 years	$509
10 years	$1,131

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 27% of the average value of its portfolio.

Portfolio summary

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Conservative seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 20-65% of the value of the Portfolio’s assets is in the short-term investments class (including cash), approximately 0-40% of the Portfolio’s assets is in the bonds class, approximately 30-40% of the Portfolio’s assets is in the US stocks class (with stocks of various capitalization levels, but primarily large-capitalization stocks), and approximately 5-15% of the Portfolio’s assets is in the international/global stocks class. Delaware Ivy VIP Pathfinder Conservative implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			30-40%
	Delaware Ivy VIP Core Equity	0-15%
	Delaware Ivy VIP Growth	0-15%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-15%
International/Global Stocks			5-15%
	Delaware Ivy VIP Global Equity Income	0-15%
	Delaware Ivy VIP Global Growth	0-15%
	Delaware Ivy VIP International Core Equity	0-15%
Bonds			0-40%
	Delaware Ivy VIP Corporate Bond	0-40%
	Delaware Ivy VIP High Income	0-5%
Short-Term Investments (including cash)			20-65%
	Delaware Ivy VIP Limited-Term Bond	0-65%
Total Allocation			100%

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Conservative’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Conservative’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Conservative; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of money market instruments, investment-grade corporate bonds, US government securities, and, to a lesser extent, stocks of primarily large-capitalization companies.

Delaware Ivy VIP Pathfinder Conservative is intended for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Portfolio summary

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Conservative performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek a high level of total return consistent with a conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return consistent with a conservative level of risk as compared to the other Ivy VIP Pathfinder Portfolios.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 12.39% for the quarter ended June 30, 2020, and its lowest quarterly return was -10.22% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	10.18%	9.06%	7.29%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	9.17%	9.51%	8.44%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%
Bloomberg 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses, or taxes)	-0.47%	1.85%	1.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.26%	9.55%	8.03%

* The Current Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg U.S. Credit Index + 20% Bloomberg 1-3 Year Gov/Credit Index + 10% MSCI EAFE Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderate — Managed Volatility)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility seeks to provide total return consistent with a moderate level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.19%
Distribution and service (12b-1) fees	none
Other expenses	0.03%
Acquired fund fees and expenses	0.88%	[1]
Total annual portfolio operating expenses	1.10%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$112
3 years	$350
5 years	$606
10 years	$1,340

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. The Manager manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.

Under normal circumstances, the Manager allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 35-50% of the value of this portion of the Portfolio’s assets is in the US stocks class, approximately 10-25% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-45% of this portion of the Portfolio’s assets is in the bonds class, and approximately 10-45% of this portion of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderate — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.

The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, the Manager may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.

The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 10% of the Portfolio’s assets.

Investment Process for Investments in Underlying Funds

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			35-50%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%

Portfolio summary

Asset Class	Underlying Fund	Target Allocations
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			10-25%
	Delaware Ivy VIP Global Equity Income	0-25%
	Delaware Ivy VIP Global Growth	0-25%
	Delaware Ivy VIP International Core Equity	0-25%
Bonds			0-45%
	Delaware Ivy VIP Corporate Bond	0-45%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			10-45%
	Delaware Ivy VIP Limited-Term Bond	0-45%
Total Allocation			100%

These allocations in the Underlying Funds are projections only and may be changed by the Manager from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown, and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderate — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderate — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderate — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented, primarily large-capitalization, US and, to a lesser extent, international/global stocks, as well as a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments.

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility is intended for investors who have a lower tolerance for risk than more aggressive investors but seek to manage the volatility of their investment and who are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Managed volatility strategy risk — The risk that the investment manager may be unsuccessful in managing volatility and that the portfolio may experience a high level of volatility in its returns. The portfolio’s holdings are subject to price volatility, and the portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the portfolio will deliver competitive returns. Additionally, even if successful, the portfolio’s management of volatility also may generally result in the portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The portfolio’s managed volatility strategy may expose the portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by the investment manager to hedge the value of the portfolio are not identical to the Underlying Funds, and as a result, the portfolio’s investment in derivatives may decline in value at the same time as the portfolio’s investment in Underlying Funds. The investment manager does not intend to attempt to manage the volatility of the portfolio’s fixed-income returns. It is possible that the fixed-income portion of the portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not

Portfolio summary

all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderate — Managed Volatility performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 9.04% for the quarter ended December 31, 2020, and its lowest quarterly return was -11.06% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class II (lifetime: 8/1/13-12/31/21)	12.99%	9.57%	7.13%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)*	13.06%	11.57%	9.35%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	25.66%	17.97%	14.78%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	-1.08%	5.05%	4.64%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	11.26%	9.55%	6.26%
Bloomberg 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes) (lifetime: 8/1/13-12/31/21)	-0.47%	1.85%	1.47%

* The Current Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-Advisors

Securian Asset Management, Inc. (Securian AM)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility seeks to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.20%
Distribution and service (12b-1) fees	none
Other expenses	0.06%
Acquired fund fees and expenses	0.91%	[1]
Total annual portfolio operating expenses	1.17%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$119
3 years	$372
5 years	$644
10 years	$1,420

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. The Manager manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.

Under normal circumstances, the Manager allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 40-55% of the value of this portion of the Portfolio’s assets is in the US stocks class, approximately 15-30% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-40% of this portion of the Portfolio’s assets is in the bonds class, and approximately 5-35% of this portion of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.

The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, the Manager may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.

The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 20% of the Portfolio’s assets.

Investment Process for Investments in Underlying Funds

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			40-55%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%

Portfolio summary

Asset Class	Underlying Fund	Target Allocations
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			15-30%
	Delaware Ivy VIP Global Equity Income	0-30%
	Delaware Ivy VIP Global Growth	0-30%
	Delaware Ivy VIP International Core Equity	0-30%
Bonds			0-40%
	Delaware Ivy VIP Corporate Bond	0-40%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			5-35%
	Delaware Ivy VIP Limited-Term Bond	0-35%
Total Allocation			100%

These allocations in the Underlying Funds are projections only and may be changed by the Manager from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown, and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of US and foreign large-capitalization companies, the Portfolio is likely to have some exposure to mid- and small-capitalization companies.

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility is intended for investors who want to maximize returns over the long term, who have a tolerance for possible short-term losses and who seek some additional diversification but also seek to manage the volatility of their investment.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Managed volatility strategy risk — The risk that the investment manager may be unsuccessful in managing volatility and that the portfolio may experience a high level of volatility in its returns. The portfolio’s holdings are subject to price volatility, and the portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the portfolio will deliver competitive returns. Additionally, even if successful, the portfolio’s management of volatility also may generally result in the portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The portfolio’s managed volatility strategy may expose the portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by the investment manager to hedge the value of the portfolio are not identical to the Underlying Funds, and as a result, the portfolio’s investment in derivatives may decline in value at the same time as the portfolio’s investment in Underlying Funds. The investment manager does not intend to attempt to manage the volatility of the portfolio’s fixed-income returns. It is possible that the fixed-income portion of the portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not

Portfolio summary

all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 10.47% for the quarter ended December 31, 2020, and its lowest quarterly return was -13.29% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class II (lifetime: 8/1/13-12/31/21)	15.24%	10.70%	7.93%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)*	15.04%	12.59%	10.07%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	25.66%	17.97%	14.78%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	11.26%	9.55%	6.26%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	-1.08%	5.05%	4.64%
Bloomberg 1-3 Year Gov/Credit Index reflects no deduction for fees, expenses or taxes) (lifetime: 8/1/13-12/31/21)	-0.47%	1.85%	1.47%

* The Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-Advisors

Securian Asset Management, Inc. (Securian AM)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio summary

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility, a series of Ivy Variable Insurance Portfolios

(formerly, Ivy VIP Pathfinder Moderately Conservative — Managed Volatility)

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility seeks to provide total return consistent with a moderately conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.20%
Distribution and service (12b-1) fees	none
Other expenses	0.06%
Acquired fund fees and expenses	0.85%	[1]
Total annual portfolio operating expenses	1.11%	[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$113
3 years	$353
5 years	$612
10 years	$1,352

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. The Manager manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.

Under normal circumstances, the Manager allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 30-45% of the value of this portion of the Portfolio’s assets is in the US stocks class, approximately 5-20% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-50% of this portion of the Portfolio’s assets is in the bonds class, and approximately 15-55% of this portion of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.

The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, the Manager may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.

The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 10% of the Portfolio’s assets.

Investment Process for Investments in Underlying Funds

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			30-45%
	Delaware Ivy VIP Core Equity	0-15%
	Delaware Ivy VIP Growth	0-15%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%

Portfolio summary

Asset Class	Underlying Fund	Target Allocations
	Delaware Ivy VIP Value	0-15%
International/Global Stocks			5-20%
	Delaware Ivy VIP Global Equity Income	0-20%
	Delaware Ivy VIP Global Growth	0-20%
	Delaware Ivy VIP International Core Equity	0-20%
Bonds			0-50%
	Delaware Ivy VIP Corporate Bond	0-50%
	Delaware Ivy VIP High Income	0-5%
Short-Term Investments (including cash)			15-55%
	Delaware Ivy VIP Limited-Term Bond	0-55%
Total Allocation			100%

These allocations in the Underlying Funds are projections only and may be changed by the Manager from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of US and, to a lesser extent, international/global stocks that typically are large-capitalization; the Portfolio also indirectly holds a mixture of investment-grade corporate bonds, US government securities and, to a lesser extent, a mixture of non-investment-grade corporate bonds and money market instruments.

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility is intended for investors who have a lower tolerance for risk but seek to manage volatility of their investment and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Managed volatility strategy risk — The risk that the investment manager may be unsuccessful in managing volatility and that the portfolio may experience a high level of volatility in its returns. The portfolio’s holdings are subject to price volatility, and the portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the portfolio will deliver competitive returns. Additionally, even if successful, the portfolio’s management of volatility also may generally result in the portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The portfolio’s managed volatility strategy may expose the portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by the investment manager to hedge the value of the portfolio are not identical to the Underlying Funds, and as a result, the portfolio’s investment in derivatives may decline in value at the same time as the portfolio’s investment in Underlying Funds. The investment manager does not intend to attempt to manage the volatility of the portfolio’s fixed-income returns. It is possible that the fixed-income portion of the portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not

Portfolio summary

all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 7.72% for the quarter ended June 30, 2020, and its lowest quarterly return was -8.68% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class II (lifetime: 8/1/13-12/31/21)	10.72%	8.65%	6.28%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)*	11.10%	10.55%	8.61%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	25.66%	17.97%	14.78%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	-1.08%	5.05%	4.64%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 8/1/13-12/31/21)	11.26%	9.55%	6.26%
Bloomberg 1-3 Year Gov/Credit Index reflects no deduction for fees, expenses or taxes) (lifetime: 8/1/13-12/31/21)	-0.47%	1.85%	1.47%

* The Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-Advisors

Securian Asset Management, Inc. (Securian AM)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How we manage the Portfolios

Our principal investment strategies

Delaware Ivy VIP Core Equity

The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% policy), primarily in common stocks of large-capitalization, US and, to a lesser extent, foreign companies. The Manager seeks to invest the Portfolio in companies that it believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. There is no guarantee, however, that the Portfolio will achieve its objective. Although the Portfolio invests primarily in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Portfolio may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

The Manager begins its investment process by screening the 1500 largest domestic companies, using a series of quantitative screens for earnings quality and trends, valuation, management quality and capital usage. Following this initial screening, the Manager balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Portfolio, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.

From a top-down perspective, the Manager seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. The Manager considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, the Manager seeks to invest for the Portfolio in what it believes are dominant companies that will benefit from these trends or themes, including companies that the Manager believes have long-term earnings potential that exceeds market expectations.

Through its bottom-up stock selection, the Manager searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

In selecting securities for the Portfolio, the Manager may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

The Portfolio typically holds a limited number of stocks (generally 40 to 50).

The Manager attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

The Portfolio also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivatives instruments for various purposes. The Portfolio may, at any given time, use futures contracts, options contracts or other instruments, in an attempt to hedge broad or specific US equity index movements or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio also may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Growth

The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a portfolio of common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) US (and, to a lesser extent, foreign) companies that the Manager believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting securities for the Portfolio, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Portfolio. The Manager seeks to invest for the Portfolio in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Portfolio typically holds a limited number of stocks (generally 35 to 50).

The Portfolio invests primarily in common stocks but also may own, to a lesser extent, debt securities, typically of investment-grade and of any maturity. Additionally, the Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Ivy VIP Mid Cap Growth

How we manage the Portfolios

The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of US and, to a lesser extent, foreign mid-capitalization companies that the Manager believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid-capitalization companies (80% policy). There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio primarily focuses on mid-capitalization growth companies that the Manager believes have the potential to become large-capitalization companies, which may include companies that are offered in IPOs. For purposes of this Portfolio, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2021 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $1.2 billion and $58.4 billion. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization.

The Manager primarily emphasizes a bottom-up (researching individual issuers) approach in its selection of securities for the Portfolio, and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. The Manager also may consider a company’s dividend yield. Part of the Manager’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that the Manager believes have the ability to maintain growth over the longer term); stable growth (companies that the Manager believes are well-managed, have durable business models and are producing moderated, yet reliable, earnings growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in the Manager’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

In addition to common stocks, the Portfolio may invest in debt securities of any maturity and mostly of investment-grade, that is, rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in an attempt to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the Portfolio and to hedge market risk on equity securities. In addition, the Portfolio may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities. The Portfolio also may invest in exchange-traded funds (ETFs) as a means of gaining market exposure and/or to manage fund flows.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Moreover, the Portfolio may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Smid Cap Core

The Portfolio seeks to achieve its objective to provide capital appreciation by investing primarily in various types of equity securities of small- and mid-capitalization US and, to a lesser extent, foreign companies, that the Manager believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small- and mid-capitalization companies (80% policy). There is no guarantee, however, that the Portfolio will achieve its objective.

For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000® Index at time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.

Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above).

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Portfolio. The following are descriptions of how the portfolio management team pursues the Portfolio’s investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Portfolio employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Portfolio’s position size in any particular security. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Other defensive tactics that may be used by the Manager include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

How we manage the Portfolios

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

The securities in which the Portfolio typically invests
Stocks offer investors the potential for capital appreciation. Certain stocks that the Portfolio invests in may pay dividends as well. Please see the Portfolio’s SAI for additional information about certain of the securities described below as well as other securities in which the Portfolio may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Portfolio uses them: Generally, the Portfolio invests 90% to 100% of its net assets in common stocks. Under normal circumstances, at least 80% of the Portfolio’s net assets will be in securities of small-cap companies.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a portfolio, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolio uses them: Typically, the Portfolio uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Portfolio must have collateral of at least 102% of the repurchase price. The Portfolio will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Portfolio uses them: The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Portfolio’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Portfolio uses them: The Portfolio may invest up to 15% of its net assets in illiquid investments.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Portfolio uses them: If the Portfolio owns stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Manager might use options or futures to seek to neutralize the effect of any price declines, without selling the security. For example, it might buy a put option giving it the right to sell the stock at a specific price on a specific date in the future. If prices then fell, the decline would be offset by the gain on the put option. On the other hand, if prices rose, it would lose the amount paid for the put option, but the Portfolio would still own the stock, and could benefit from the appreciation. To the extent that the Portfolio sells or “writes” put and call options, or enters into futures contracts, the Portfolio will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Portfolio and can lead to loss of principal.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Portfolio uses them: The Portfolio may invest up to 10% of its net assets in REITs, another category of income-generating equity securities.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the Manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), which are receipts issued by a depositary (usually a US bank) and represent the bank’s holdings of a stated number of shares of a foreign corporation. Generally, an ADR entitles the holder to all payments of interest, dividends, and capital gains earned by the underlying foreign shares. ADRs are generally denominated in US dollars and are bought and sold on a US stock exchange in the same manner as US securities.

How the Portfolio uses them: The Portfolio may invest up to 10% of its total assets in foreign securities directly or indirectly through ADRs.

Determinations to purchase depositary receipts will be based on relevant factor(s) in the portfolio managers’ sole discretion.

Other investment strategies

Lending securities

The Portfolio may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Portfolio’s securities must provide collateral to the Portfolio and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Portfolio.

Borrowing from banks

The Portfolio may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Portfolio will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Portfolio being unable to meet its investment objective. The Portfolio will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

The Portfolio may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs)

Under certain market conditions, the Portfolio may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Portfolio may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Portfolio’s investment objective. To the extent that the Portfolio holds such instruments, it may be unable to achieve its investment objective.

Delaware Ivy VIP Small Cap Growth

The Portfolio seeks to achieve its objective to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies (80% policy). The Portfolio invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Manager believes there is an opportunity for higher growth than in established companies or industries. For purposes

How we manage the Portfolios

of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2021 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $58.55 million and $15.96 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The Portfolio’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Portfolio will achieve its objective.

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.

The Manager begins its investment process by screening the small-capitalization universe for companies with accelerating revenue growth and improving returns on invested capital. Following this initial screening, the Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that the Manager believes continue to possess potential growth prospects). The focus on holding an investment is intermediate to long-term.

From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in the Manager’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may invest in ETFs to gain industry exposure not otherwise available through direct investments in small-capitalization securities. The Portfolio also may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use total return swaps, futures contracts on domestic equity indexes and options, both written and purchased, in an attempt to hedge various market risks and/or individual securities or to gain or increase exposure to various equity sectors and markets or to enhance income.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Portfolio’s position size in any particular security. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Value

The Portfolio seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization US and, to a lesser extent, foreign companies that the Manager believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio seeks to invest in stocks that are, in the opinion of the Manager, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Portfolio will achieve its objective.

The Manager begins its investment process by screening the large-capitalization universe for companies with high normalized free cash flow to enterprise value, with the additional metric of price to book for many financial companies. To identify securities for the Portfolio, the Manager primarily utilizes fundamental bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analysis. In general, in selecting securities for the Portfolio, the Manager evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, changes in share count, changes in working capital, and internal or external catalysts for change. The Portfolio emphasizes companies that the Manager believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. Sector weights are determined by an analytical process in which the Manager identifies the sectors with the most and least attractive candidates for inclusion in the Portfolio. The Manager then may consider overweighting or underweighting a particular sector based on that analysis. The Portfolio typically holds a limited number of stocks (generally 30 to 45).

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The Portfolio’s investments in MLPs will be limited by tax considerations.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Portfolio also may use written options contracts on individual equity securities to enhance return. In addition, the Portfolio may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Ivy VIP Corporate Bond

The Portfolio seeks to achieve its objective to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Grade securities (also referred to as corporate “debt securities” or “fixed-income securities”) (80% policy). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an

How we manage the Portfolios

initial maturity greater than one year or may also invest in other investment grade securities, including securities issued or guaranteed by the US Government or US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the US Government). The Portfolio invests primarily in investment-grade debt securities, and, to a lesser extent, in non-investment-grade debt securities and convertible securities. The Portfolio may invest up to 20% of its net assets in other types of debt securities, including mortgage-backed securities, debt securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), other asset-backed securities, and to a lesser extent, debt securities issued by foreign governments or municipal issuers. The Manager may use various techniques to manage the duration of the Portfolio’s holdings. The Manager typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The Portfolio may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting debt securities for the Portfolio, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

The Portfolio may invest a portion of its assets in mortgage-backed securities, including US government or US government-related mortgage loan pools or private mortgage loan pools. In US government or US government-related mortgage loan pools, the US government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal US government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain preapproved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government, are not insured or guaranteed by the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Portfolio may invest up to 20% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

The Portfolio also may invest up to 40% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. In addition, the Portfolio may invest in secured and unsecured loan assignments, loan participations and other loan instruments.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may invest in Rule 144A Securities.

When the Manager believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Portfolio’s assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP High Income

The Portfolio seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of the Manager, consistent with the Portfolio’s objective. There is no guarantee, however, that the Portfolio will achieve its objective.

In general, the high level of income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by the Manager to be of comparable quality; these include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Portfolio. The Manager invests primarily in fixed income securities that it believes will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. Before selecting high yield corporate bonds, the Manager carefully evaluates each individual bond, including its income potential and the size of the bond issuance. The size of the issuance helps the Manager evaluate how easily it may be able to buy and sell the bond.

The Manager also does a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

The Manager maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification the Manager can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Portfolio strives to provide total return, with high current income as a secondary objective. Before purchasing a bond, the Manager evaluates both the income level and its potential for price appreciation.

The Manager attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the capital structure that the Manager believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high- yield bonds. For example, if the

Manager believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Portfolio invests may be high-yield bonds. Similarly, if the Manager believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Portfolio invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first- lien loans.

The Portfolio also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The Portfolio may invest in restricted securities, including Rule 144A Securities. The Portfolio may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

The Portfolio may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts and swaps (including credit default swaps and total return swaps). The Portfolio may use these derivatives in an attempt to enhance return, to hedge broad or specific fixed-income market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to invest in foreign currencies or securities not otherwise readily available, to mitigate the impact of rising interest rates or to otherwise manage the risks of the Portfolio. In an effort to

How we manage the Portfolios

manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, the Portfolio either may sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these contracts.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Portfolio, the Manager may invest up to 100% of the Portfolio’s assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Portfolio’s debt holdings or emphasize investment-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Delaware Ivy VIP Limited-Term Bond

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities (80% policy), including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The Portfolio may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Portfolio may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). Additionally, the Portfolio may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases The Portfolio will maintain an average effective duration from one to three years.

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securities issued or guaranteed by the US government, such as US Treasurys;

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securities issued by US government agencies or instrumentalities, such as securities of Ginnie Mae;

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investment grade and below-investment-grade corporate bonds; nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);

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securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and US dollars;

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bank loans; and

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short-term investments.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts, options on futures contracts, Treasury swaps and OTC options, in an attempt to hedge broad or specific fixed-income market movements, to take a directional position on interest rates, to mitigate the impact of rising interest rates, to manage or adjust the duration of its investments or to otherwise manage the risks of the Portfolio’s investments.

The Portfolio may invest in Rule 144A Securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit the Portfolio's investments in total non-US dollar currency to no more than 10% of its net assets. The Portfolio will hedge its total foreign currency exposure. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Portfolio may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies. The Portfolio will invest in both rated and unrated foreign securities.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Portfolio transactions and to minimize currency value fluctuations.

When the Manager believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Portfolio may sell longer-term debt securities and buy shorter-term debt securities or invest in money market instruments. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Global Equity Income

Delaware Ivy VIP Global Equity Income seeks to achieve its objective by investing in equity securities that are issued by companies of any size located largely in developed markets around the world that Delaware Management Company (Manager) believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that the Manager believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities (80% policy). Although the Portfolio invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Portfolio invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Portfolio may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities.

In selecting securities for the Portfolio, the Manager uses a company-specific stock selection process. The Manager seeks to identify higher-quality companies that it believes are reasonably valued, have a strong likelihood of maintaining and/or growing their dividends, and have a relatively stable to improving fundamental outlook, relative to market expectations.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long-term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

How we manage the Portfolios

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in companies in countries with new or comparatively undeveloped and emerging economies. In addition, the Portfolio may invest in preferred stock or other instruments whose price is linked to the value of common stock.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. In addition, the Portfolio may use a range of other derivative instruments to facilitate trading in certain securities, or to manage fund flows and/or fund liquidity.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Global Growth

The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of US and foreign companies (including depositary receipts of foreign issuers) that the Manager believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that the Manager believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the US, although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. Growth securities are those whose earnings, the Manager believes, are likely to have strong growth over several years. A depositary receipt generally is issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The Manager seeks profitable companies with a sustainable competitive advantage in their industry as well as the ability to sustain their growth rates. There is no guarantee, however, that the Portfolio will achieve its objective.

The Manager begins its investment process by screening the Portfolio’s investable universe by focusing on companies with above-average earnings growth, high net profit margins, and strong return on capital. Following this screening process, the Manager utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. The Manager seeks strong companies that possess a unique, sustainable competitive advantage that the Manager believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. The Manager may look at a number of factors in selecting securities for the Portfolio’s holdings, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, the Manager considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of four major categories: accelerating growth (companies that the Manager believes can accelerate their growth and profitability due to the introduction of a new product or service); controlled growth (companies that the Manager believes possess relatively steady growth prospects irrespective of the current economic environment); cyclical growth (companies that the Manager believes possess attractive long-term growth prospects, but whose near-term prospects may be economically sensitive); and relative growth (companies that the Manager believes possess attractive growth prospects relative to a specific geography or sector).

Although the Portfolio primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size and in any geographical area, including the US, and within various sectors, which may include companies that are offered in IPOs. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio typically holds a limited number of stocks (generally 50 to 70).

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, total return swaps or other derivatives. The Portfolio may use derivatives in an attempt to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities. The Portfolio may invest in restricted securities. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. The Manager also may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries, including investments in long-term US or foreign government bonds; and it also may invest all of its assets in US securities. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Delaware Ivy VIP International Core Equity

Delaware Ivy VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (80% policy). Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Portfolio also may invest in depositary receipts of foreign issuers. The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies, and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Manager uses a disciplined approach while looking for investment opportunities around the world, preferring companies that it believes to have strong and growing competitive positions and reasonable valuations.

The Portfolio also may invest in depositary receipts of foreign issuers. The Manager also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. There is no guarantee, however, that the Portfolio will achieve its objective.

The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies, and, ultimately, stocks with strong or strengthening competitive positions and attractive valuations relative to their potential and to their global peer group. The Portfolio invests in a variety of sectors, countries, and currencies in an effort to gain diversification. The Manager utilizes the bottom-up fundamental stock selection process focused on finding companies whose estimates for earnings and cash flows, especially in subsequent years, the Manager believes are underappreciated by the marketplace.

How we manage the Portfolios

As noted, the Manager follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

The Manager also assesses developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations, and politics around the world and overlays a macro lens to complement deep fundamental research.

The Manager uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, dividend yields, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects). The Portfolio may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets.

Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio may invest in companies that are offered in IPOs.

The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. The Portfolio also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Portfolio may use written options on individual equity securities to enhance return.

The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to commodities. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies ‑ which otherwise are not eligible to be directly purchased by US mutual funds ‑ through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The Manager aims to remain fully invested over the market cycle. However, when a temporary defensive position is desirable, the Manager could raise up to 15% in cash. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options, and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Asset Strategy seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. The Manager primarily invests a portion of the Portfolio’s assets in global equity securities that the Manager believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Portfolio’s remaining assets in various additional asset classes, including but not limited to global fixed-income securities, Treasury instruments, precious metals, commodities and cash (the Diversifying portion), which seek to provide returns to the Portfolio while having less correlation to the Equity portion. The Manager may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55% — 65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in equities or equity-like securities and 35% — 45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying portion.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Portfolio.

In selecting securities for the Portfolio, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and / or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and / or offering what the Manager believes to be sustainable high free cash flow.

The Portfolio has the flexibility to invest in both growth and value companies. The Portfolio will tend to emphasize growth-oriented companies, but will typically shift towards value-oriented companies when it feels growth stocks are too expensive on a relative basis or during an economic cycle where the Manager believes that cyclical companies have become oversold. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Portfolio has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity portion. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans, although the Manager anticipates that a majority of the assets within the Diversifying portion will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality; although the Manager anticipates that investments in junk bonds will be minimal within the Diversifying portion, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to de-lever itself (in other words to reduce debt) through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as TIPs, REITs, precious metals, commodities and cash.

The Portfolio may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Portfolio will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Portfolio’s portfolio characteristics. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Portfolio may invest in US and foreign securities. The Equity portion of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Manager may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals.

The Portfolio previously invested in private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. While the Portfolio may continue to invest in various types of restricted securities, including Rule 144A Securities, the Portfolio does not intend to further invest in private placements and seeks to sell its remaining holdings of such private placement securities as opportunities arise for such sale. Many such securities lack readily available market prices which requires the Portfolio to determine a fair value for such investments in accordance with valuation guidelines adopted by the Board. The more limited financial information may make it more difficult to value such investments and may make it difficult to

How we manage the Portfolios

accurately determine the Portfolio's exposure to privately issued securities. The Portfolio’s NAV could be adversely affected if the Portfolio’s determinations regarding the fair value of the Portfolio’s investments were materially higher than the values that the Portfolio ultimately realizes upon the disposal of such investments.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in companies that are offered in IPOs. The Portfolio also may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Portfolio equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Ivy VIP Balanced

Delaware Ivy VIP Balanced seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests at least 50% of its total assets in equity securities with the objective of providing potential capital appreciation and some dividend income. The Portfolio invests at least 30% of its total assets in debt securities, with the objective of providing income and relative stability of capital. The Portfolio also may invest in convertible securities and preferred stocks.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), with respect to its role as sub-advisor of the Portfolio.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Portfolio invests primarily in medium to large, well-established companies, most of which pay a regular dividend, although it may invest in securities issued by companies of any size. In evaluating investments for the Portfolio, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Manager also focuses on companies that possess a sustainable competitive advantage, by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry.

The Portfolio may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Portfolio will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

In its fixed-income investments, the Manager focuses on current income and capital preservation. The majority of the Portfolio’s debt securities are either US government securities or investment-grade corporate bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest up to 20% of its total assets in non-investment-grade debt securities, which may include floating rate notes or secured bank loans. The Portfolio has no limitations on coupon type (i.e., fixed, floating, zero), the range of maturities of the debt securities in which it may invest or on the size of companies in which it may invest.

In selecting debt securities for the Portfolio, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Portfolio may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Additionally, many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Portfolio equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Ivy VIP Energy

The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources (80% policy). These companies may include, but are not limited to, oil companies; oil and gas drilling, equipment, and services companies; oil and gas exploration and production companies; oil and gas storage and transportation companies; natural gas pipeline companies; refinery companies; energy conservation companies; coal companies; transporters; utilities; alternative energy companies; and innovative energy technology companies. The Portfolio also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

After conducting a top-down (assessing the market environment) market analysis of the energy industry and geopolitical issues and then identifying trends and sectors, the Manager uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. The Manager searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry, competitive advantage; high incremental returns and margins; profitable growth; and strong assets and management. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that the Manager believes are strongly managed and can generate above average capital growth and appreciation. The Portfolio typically holds a limited number of stocks (generally 35 to 50). There is no guarantee, however, that the Portfolio will achieve its objective.

How we manage the Portfolios

While the Manager typically seeks to invest a majority of the Portfolio’s assets in US securities, the Portfolio may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, potentially including companies domiciled or traded or doing business in emerging markets, even if the Portfolio is not invested directly in such markets.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Portfolio also is subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

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international political developments

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production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

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relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

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energy conservation

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the regulatory environment

•
tax policies

•
the economic growth and political stability of the key energy-consuming countries

The Portfolio may use a range of other investment techniques, including investing in MLPs. An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Portfolio’s investments in MLPs will be limited by tax considerations.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use forward currency contracts in an effort to manage foreign currency exposure.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Natural Resources

The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies (80% policy). There is no guarantee, however, that the Portfolio will achieve its objective.

The Manager attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility.

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, the Manager uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. the Manager searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry; competitive advantage; high incremental returns and margins; profitable growth; strong management; and the technological capability and expertise to grow independently of commodity prices. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that the Manager believes are strongly managed and can generate above-average capital growth and appreciation. In addition, the Manager focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. From a macro perspective, the Manager monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio. The Portfolio also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Portfolio seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Portfolio’s assets in the US, the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio typically holds a limited number of stocks (generally 40 to 65). Under normal circumstances, the Manager anticipates that a significant portion of the Portfolio’s holdings will consist of issuers in the energy and materials sectors.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may use forward currency contracts in an effort to manage foreign currency exposure. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may use futures contracts, both long and short positions, as well as options, both written and purchased, on precious metals.

The Portfolio may use a range of other investment techniques, including investing in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Portfolio’s investments in MLPs will be limited by tax considerations.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Science and Technology

The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of science or technology companies (80% policy). Such companies may include those that, in the opinion of the Manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the Manager’s opinion, are being, or are expected to be,

How we manage the Portfolios

significantly benefited by the use or commercial application of scientific or technological developments or discoveries. Additionally, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies).

The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The Portfolio may invest in securities issued by companies of any size, which may include companies that are offered in IPOs, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographical area. The Portfolio typically holds a limited number of stocks (generally 35 to 60). Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, the Manager aims to identify companies that it believes are benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up (researching individual issuers) research to identify what it believes are the best holdings for the Portfolio. The Manager considers, among other factors, a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Manager carefully monitors the macroeconomic environment, but its focus remains primarily on security-specific fundamental research.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

•
pharmaceuticals

•
medical technology equipment

•
biotechnology

•
genomics

•
proteomics

•
healthcare services

Technology:

•
semiconductors

•
computer hardware

•
IT services

•
software

•
networking

•
telecommunication services

•
defense electronics

•
entertainment

•
content media

•
data processing

•
internet

•
energy efficiency

•
alternative energy

Applied Science and Technology:

•
agriculture

•
financial services

•
consumer discretionary

•
industrials

•
energy

•
transportation

•
retail

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in debt securities. The Portfolio may invest up to 20% of its total assets in non-investment-grade fixed-income securities, which are securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Portfolio may invest in restricted securities.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, both written and purchased, on individual equity securities owned by the Portfolio, baskets of equity securities and equity indexes, as well as futures contracts on equity indexes. The Portfolio may use derivatives in an attempt to enhance return, to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to gain exposure more efficiently than through a direct purchase of the security or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. Additionally, the Portfolio may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Securian Real Estate Securities

The Portfolio seeks to achieve its objective to provide total return through capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies in the real estate or real estate-related industries (80% policy). The Portfolio does not invest directly in real estate. The Portfolio may invest in securities of issuers of any size, including issuers with small, mid or large market capitalizations, although the Portfolio generally tends to focus on mid- and large-capitalization issuers. There is no guarantee, however, that the Portfolio will achieve its objective.

“Real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.

“Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

In its analysis of companies, Securian AM has built a network of industry contacts that is designed to enhance its knowledge of a company’s underlying assets. Securian AM utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the Portfolio. Securian AM believes that the core operating performance of a company is a key determinant in its stock performance.

Securian AM primarily utilizes a bottom-up (researching individual issuers) fundamental stock-picking approach in selecting what it believes are high-quality securities for investment by the Portfolio, which may include consideration of factors such as an issuer’s financial condition and valuation, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. Other key attributes considered include an issuer’s liquidity, transparency, diversification, return history and cash flow growth potential, as well as portfolio quality, market exposure, capital structure, business strategy risk, income volatility and corporate governance. The Portfolio then generally invests in those issuers that Securian AM believes have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned.

How we manage the Portfolios

Securian AM also seeks companies it believes have strong profitability and the ability to provide a strong return on investment, a dominant market position, stable property management and high-quality buildings and building maintenance. As part of its investment process, Securian AM also uses a top-down overlay to consider macro-economic and technical factors impacting real estate securities, including US economic growth projections, employment trends, regional economic growth patterns, current and forecasted financial market conditions, global economic trends, interest rate levels and expectations and public policy initiatives.

Most of the Portfolio’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or trust or association that otherwise would be taxable as such) that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. The Portfolio primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Portfolio) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs, but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Portfolio’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

The Portfolio may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio also may invest in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks, as well as in an ETF that attempts to provide enhanced performance, or inverse performance, on such indexes or baskets. The Portfolio may invest in companies that are offered in IPOs. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

An investment in the Portfolio may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. Moreover, the value of the Portfolio’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

When Securian AM believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which Securian AM believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, and Delaware Ivy VIP Pathfinder Conservative

Purpose of the Delaware Ivy VIP Pathfinder Portfolios

The Delaware Ivy VIP Pathfinder Portfolios (Pathfinder Portfolios) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Pathfinder Portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Pathfinder Portfolio is a “fund of funds,” which means that each Pathfinder Portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in Underlying Funds and short-term investments (including cash) in varying combinations and percentage amounts to achieve each Pathfinder Portfolio’s particular investment objective.

The Pathfinder Portfolios are primarily designed:

•
To help achieve an investor’s financial objectives through a professionally developed asset allocation program.

•
To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Pathfinder Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An asset class is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example, a stock asset class may contain: common stock and/or preferred stocks; large-, mid- and/or small-capitalization stocks; US or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, stock assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most bond assets. By combining the various asset classes described below, in different percentage combinations, each Pathfinder Portfolio seeks to provide a different level of potential risk and reward.

The Manager establishes for each Pathfinder Portfolio a target allocation range among different classes based on each Pathfinder Portfolio’s risk profile and investment strategies. Within each target asset class allocation range, the Manager selects the Underlying Funds, and the percentage of the Pathfinder Portfolio’s assets that will be allocated to each such Underlying Fund. The Manager also is the investment manager of each of the Underlying Funds. The Manager reviews the allocations among both asset classes and Underlying Funds on a periodic basis. The Manager may make changes to the allocation range for any Pathfinder Portfolio from time to time as appropriate given the risk profile and investment strategies of each Pathfinder Portfolio and in order to achieve each Pathfinder Portfolio’s investment objective.

Listed in the table below are the asset classes and Underlying Funds in which the Pathfinder Portfolios currently may invest and the target allocation ranges for each Pathfinder Portfolio that have been established by the Manager as of the date of this Prospectus. While this table is intended to depict the kinds of securities and the general proportions in which each Pathfinder Portfolio invests, over time the target asset class and Underlying Fund allocations may change as, in the Manager’s judgment, economic and/or market conditions warrant in order for each Pathfinder Portfolio to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Pathfinder Portfolio’s asset allocations to drift from the target. Under ordinary circumstances, the Manager will rebalance the assets of each Pathfinder Portfolio each quarter to conform its actual allocations to the target allocations applicable at that time. The Pathfinder Portfolios do not necessarily invest in every asset class or all of the Underlying Funds.

Each Pathfinder Portfolio reserves the right to change its target allocation ranges at any time and without notice. For information about asset class and Underlying Fund allocations, please review the Pathfinder Portfolios’ annual and semiannual reports.

TARGET ALLOCATIONS FOR EACH ASSET CLASS AND UNDERLYING FUND BY PORTFOLIO

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Moderately Aggressive	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Conservative
US Stocks	50-60%	45-55%	40-50%	35-45%	30-40%
Delaware Ivy VIP Core Equity	0-20%	0-20%	0-20%	0-15%	0-15%
Delaware Ivy VIP Growth	0-20%	0-20%	0-20%	0-15%	0-15%
Delaware Ivy VIP Mid Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
Delaware Ivy VIP Smid Cap Core	0-10%	0-10%	0-10%	0-10%	0-10%
Delaware Ivy VIP Small Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
Delaware Ivy VIP Value	0-20%	0-20%	0-20%	0-15%	0-15%
International/Global Stocks	25-35%	20-30%	15-25%	10-20%	5-15%
Delaware Ivy VIP Global Equity Income	0-35%	0-30%	0-25%	0-20%	0-15%

How we manage the Portfolios

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Moderately Aggressive	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Conservative
Delaware Ivy VIP Global Growth	0-35%	0-30%	0-25%	0-20%	0-15%
Delaware Ivy VIP International Core Equity	0-35%	0-30%	0-25%	0-20%	0-15%
Bonds	0-20%	0-25%	0-30%	0-35%	0-40%
Delaware Ivy VIP Corporate Bond	0-20%	0-25%	0-30%	0-35%	0-40%
Delaware Ivy VIP High Income	0-10%	0-10%	0-10%	0-5%	0-5%
Short-Term Investments (including cash)	0-25%	5-35%	10-45%	15-55%	20-65%
Delaware Ivy VIP Limited-Term Bond	0-25%	0-35%	0-45%	0-55%	0-65%

Set forth below are the asset classes in which the Pathfinder Portfolios may invest and the Underlying Funds which the Manager currently has chosen to comprise each of these asset classes. The Pathfinder Portfolios also may invest in other Underlying Funds within each asset class in an effort to meet their respective investment objectives.

Asset Class	Underlying Investments
US Stocks
Large Cap Stocks	Delaware Ivy VIP Core Equity seeks to provide capital growth and appreciation.
Delaware Ivy VIP Growth seeks to provide growth of capital.
Delaware Ivy VIP Value seeks to provide capital appreciation.
Mid Cap Stocks	Delaware Ivy VIP Mid Cap Growth seeks to provide growth of capital.
Small Cap Stocks	Delaware Ivy VIP Smid Cap Core seeks to provide capital appreciation.
Delaware Ivy VIP Small Cap Growth seeks to provide growth of capital.
International/Global Stocks	Delaware Ivy VIP Global Equity Income seeks to provide total return through a combination of current income and capital appreciation.
Delaware Ivy VIP Global Growth seeks to provide growth of capital.
Delaware Ivy VIP International Core Equity seeks to provide capital growth and appreciation.
Bonds	Delaware Ivy VIP Corporate Bond seeks to provide current income consistent with preservation of capital.
Delaware Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation.
Short-Term Investments (including cash)	Delaware Ivy VIP Limited-Term Bond seeks to provide current income consistent with preservation of capital.

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Purpose of the Managed Volatility Portfolios

The Delaware Ivy VIP Pathfinder Managed Volatility Portfolios (Managed Volatility Portfolios) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the three Managed Volatility Portfolios is designed to provide a different asset allocation option corresponding to different investment goals. Each Managed Volatility Portfolio seeks to achieve its particular investment objective by investing approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of its assets in other Portfolios (Underlying Funds) and short-term investments (including cash) in varying combinations and percentage amounts. With respect to the portion of its assets that is not invested in Underlying Funds and such short-term instruments (including cash), each Managed Volatility Portfolio will invest in exchange-traded futures contracts in an attempt to manage the volatility of the Portfolio’s equity returns.

The Manager is each Managed Volatility Portfolio’s investment manager and manages the portion of each Managed Volatility Portfolio invested in Underlying Funds and certain short-term instruments (including cash). The Manager has engaged Securian AM as investment subadviser to manage the portion of each Managed Volatility Portfolio that is dedicated to the volatility management strategy.

The Managed Volatility Portfolios are primarily designed:

•
To help achieve an investor’s financial objectives through a professionally developed asset allocation program.

•
To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes and through a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns.

In selecting a Managed Volatility Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. An asset class is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example, a stock asset class may contain: common stock and/or preferred stocks; large-, mid- and/or small-capitalization stocks; US or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, stock assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most bond assets. By combining the various asset classes described below, in different percentage combinations, each Managed Volatility Portfolio seeks to provide a different level of potential risk and reward while seeking to manage the volatility of the Portfolio’s equity returns.

Investment Process for Investments in Underlying Funds

The Manager establishes for each Managed Volatility Portfolio a target allocation range among different classes based on each Managed Volatility Portfolio’s risk profile and investment strategies. Within each target asset class allocation range, the Manager selects the Underlying Funds and the percentage of the Managed Volatility Portfolio’s assets that will be allocated to each such Underlying Fund. The Manager also is the investment manager of each of the Underlying Funds. The Manager reviews the allocations among both asset classes and Underlying Funds on a periodic basis. The Manager may make changes to the allocation range in the Underlying Funds for any Managed Volatility Portfolio from time to time as appropriate given the risk profile and investment strategies of each Managed Volatility Portfolio and in order to achieve each Managed Volatility Portfolio’s investment objective.

Listed in the table below are the asset classes and Underlying Funds in which the Managed Volatility Portfolios currently may invest and the target allocation ranges in the Underlying Funds (for the portion of each Managed Volatility Portfolio invested in the Underlying Funds) that have been established by the Manager as of the date of this Prospectus. While this table is intended to depict the kinds of securities and the general proportions in which each Managed Volatility Portfolio invests, over time the target asset class and Underlying Fund allocations may change as, in the Manager’s judgment, economic and/or market conditions warrant in order for each Managed Volatility Portfolio to continue to meet its objective. Even where the target allocation ranges in the Underlying Funds themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range in the Underlying Funds is itself changed, day-to-day market activity may cause a Managed Volatility Portfolio’s asset allocations to drift from the target. Under ordinary circumstances, the Manager will rebalance the assets of each Managed Volatility Portfolio each quarter to conform its actual allocations in the Underlying Funds to the target allocations applicable at that time. The Managed Volatility Portfolios do not necessarily invest in every asset class or all of the Underlying Funds.

Each Managed Volatility Portfolio reserves the right to change its target allocation ranges in the Underlying Funds at any time and without notice. For information about asset class and Underlying Fund allocations in the Underlying Funds, please review the Managed Volatility Portfolios’ annual and semiannual reports when available.

TARGET ALLOCATIONS FOR EACH ASSET CLASS AND UNDERLYING FUND BY PORTFOLIO

	Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
US Stocks	35-50%	40-55%	30-45%
Delaware Ivy VIP Core Equity	0-20%	0-20%	0-15%
Delaware Ivy VIP Growth	0-20%	0-20%	0-15%
Delaware Ivy VIP Mid Cap Growth	0-10%	0-10%	0-10%
Delaware Ivy VIP Smid Cap Core	0-10%	0-10%	0-10%
Delaware Ivy VIP Small Cap Growth	0-10%	0-10%	0-10%
Delaware Ivy VIP Value	0-20%	0-20%	0-15%
International/Global Stocks	10-25%	15-30%	5-20%

How we manage the Portfolios

	Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Delaware Ivy VIP Global Equity Income	0-25%	0-30%	0-20%
Delaware Ivy VIP Global Growth	0-25%	0-30%	0-20%
Delaware Ivy VIP International Core Equity	0-25%	0-30%	0-20%
Bonds	0-45%	0-40%	0-50%
Delaware Ivy VIP Corporate Bond	0-45%	0-40%	0-50%
Delaware Ivy VIP High Income	0-10%	0-10%	0-5%
Short-Term Investments (including cash)	10-45%	5-35%	15-55%
Delaware Ivy VIP Limited-Term Bond	0-45%	0-35%	0-55%

Set forth below are the asset classes in which the Managed Volatility Portfolios may invest and the Underlying Funds which the Manager currently has chosen to comprise each of these asset classes. The Managed Volatility Portfolios also may invest in other Underlying Funds within each asset class in an effort to meet their respective investment objectives.

Asset Class	Underlying Investments
US Stocks
Large Cap Stocks	Delaware Ivy VIP Core Equity seeks to provide capital growth and appreciation.
Delaware Ivy VIP Growth seeks to provide growth of capital.
Delaware Ivy VIP Value seeks to provide capital appreciation.
Mid Cap Stocks	Delaware Ivy VIP Mid Cap Growth seeks to provide growth of capital.
Small Cap Stocks	Delaware Ivy VIP Smid Cap Core seeks to provide capital appreciation.
Delaware Ivy VIP Small Cap Growth seeks to provide growth of capital.
International/Global Stocks	Delaware Ivy VIP Global Equity Income seeks to provide total return through a combination of current income and capital appreciation.
Delaware Ivy VIP Global Growth seeks to provide growth of capital.
Delaware Ivy VIP International Core Equity seeks to provide capital growth and appreciation.
Bonds	Delaware Ivy VIP Corporate Bond seeks to provide current income consistent with preservation of capital.
Delaware Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation.
Short-Term Investments (including cash)	Delaware Ivy VIP Limited-Term Bond seeks to provide current income consistent with preservation of capital.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Portfolio’s objective(s).

Because the Portfolios own different types of investments, their performance will be affected by a variety of factors. The value of a Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Portfolio may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent a Portfolio invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager’s skill or that of a Portfolio’s investment sub-advisor, as applicable (hereinafter referred to collectively as the Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Portfolio will achieve its objective(s).

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio (other than the Pathfinder Portfolios) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant and thus affect the performance of a Portfolio.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to that Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target of the securities in each such Portfolio's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Portfolio must distribute for federal tax purposes, the distribution of which would increase your taxable income.

Each Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of a Portfolio's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies, or for other reasons.

Please see the Portfolios' SAI for additional information about certain of the securities described below as well as other securities in which the Portfolios may invest.

Other investment strategies

Borrowing from banks

Each Portfolio may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Portfolio will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Portfolio being unable to meet its investment objective. Each Portfolio will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Portfolio may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, a Portfolio may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Portfolios' investment objectives. To the extent that a Portfolio holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Portfolios

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Portfolios, you should carefully evaluate the risks. Because of the nature of the Portfolios, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Portfolios. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Ivy VIP Core Equity

Principal Risks. An investment in Delaware Ivy VIP Core Equity is subject to various risks, including the following:

How we manage the Portfolios

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to

How we manage the Portfolios

commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Core Equity may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain

How we manage the Portfolios

circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

How we manage the Portfolios

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy VIP Growth

Principal Risks. An investment in Delaware Ivy VIP Growth is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

How we manage the Portfolios

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Nondiversification risk

Certain Portfolios are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” portfolios, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other portfolios. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Growth may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio (other than the Pathfinder Portfolios) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio (other than the Pathfinder Portfolios) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio (other than the Pathfinder Portfolios) may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

How we manage the Portfolios

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the CFTC and National Futures Association (NFA) rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of

How we manage the Portfolios

the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP Mid Cap Growth

Principal Risks. An investment in Delaware Ivy VIP Mid Cap Growth is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

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Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Healthcare sector risk

Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Mid Cap Growth may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

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Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

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European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP Smid Cap Core

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Portfolio strives to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Portfolio may hold securities for any amount of time, it generally does not trade for short-term purposes.

How we manage the Portfolios

Industry, sector and security risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Portfolio strives to manage them: The Manager limits the amount of the Portfolio’s assets invested in any one industry or sector and in any individual security or issuer. The Manager also follows a rigorous selection process when choosing securities for the portfolio.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Portfolio strives to manage it: The Manager maintains a well-diversified portfolio, selects stocks carefully, and monitors them continually.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

How the Portfolio strives to manage it: The Manager analyzes each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

How the Portfolio strives to manage it: The Portfolio maintains a long-term investment approach. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Portfolio may hold securities for any amount of time, it generally does not trade for short-term purposes.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Portfolio strives to manage it: The Portfolio limits its exposure to illiquid investments to no more than 15% of its net assets.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of portfolio shares.

How the Portfolio strives to manage it: The Manager invests no more than 10% of the value of the Portfolio’s assets, at the time of purchase, in foreign securities. To the extent the Manager invests in foreign securities, it invests primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. The Manager may use hedging techniques to help offset potential foreign currency losses.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Portfolio strives to manage it: The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

Derivatives risk

Derivatives risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a portfolio may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a portfolio’s taxable income or gains. A portfolio’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the portfolio, (iii) defer losses to the portfolio, and (iv) cause adjustments in the holding periods of the portfolio’s securities. A portfolio’s use of derivatives may be limited by the requirements for taxation of the portfolio as a regulated investment company.

Investing in derivatives may subject a portfolio to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the portfolio may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a portfolio may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits.

How the Portfolio strives to manage it: The Portfolio will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a portfolio enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a portfolio may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Portfolio strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Portfolio enters into transactions with them. The Portfolio will hold collateral from counterparties consistent with applicable regulations.

How we manage the Portfolios

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Portfolio strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.  However, the Portfolio tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Portfolio and the financial instruments in which the Portfolio invests in order to minimize any potential impact on the Portfolio.  In addition, the Portfolio typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Portfolio of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect portfolio performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a portfolio.

How the Portfolio strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Portfolio. The Manager typically diversifies the Portfolio’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Portfolio of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Delaware Ivy VIP Small Cap Growth

Principal Risks. An investment in Delaware Ivy VIP Small Cap Growth is subject to various risks, including the following:

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Healthcare sector risk

Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

How we manage the Portfolios

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Small Cap Growth may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

How we manage the Portfolios

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US,

How we manage the Portfolios

Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP Value

Principal Risks. An investment in Delaware Ivy VIP Value is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

How we manage the Portfolios

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US,

How we manage the Portfolios

Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Value may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

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Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in a Portfolio and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy VIP Corporate Bond

Principal Risks. An investment in Delaware Ivy VIP Corporate Bond is subject to various risks, including the following:

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Portfolio purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

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Fixed income risk

The prices of a Portfolio's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Portfolio's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled

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with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Corporate Bond may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes

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and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict an Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

Foreign government obligations and securities of supranational entities risk

Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Portfolio, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, a Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Portfolio has an interest. If the loan is unsecured,

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there is no specific collateral on which a Portfolio can foreclose. In addition, if a secured loan is foreclosed, a Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Portfolio could enforce its rights directly against the borrower.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Portfolio's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Non-agency securities risk

The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Government and regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP High Income

Principal Risks. An investment in Delaware Ivy VIP High Income is subject to various risks, including the following:

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be

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applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada

Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Portfolio purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, a Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Portfolio has an interest. If the loan is unsecured, there is no specific collateral on which a Portfolio can foreclose. In addition, if a secured loan is foreclosed, a Portfolio may bear the costs and liabilities

How we manage the Portfolios

associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Portfolio could enforce its rights directly against the borrower.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Fixed income risk

The prices of a Portfolio's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Portfolio's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Prepayment risk

Income from a Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How we manage the Portfolios

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP High Income may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the

How we manage the Portfolios

CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Political, legislative or regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country,

How we manage the Portfolios

market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Delaware Ivy VIP Limited-Term Bond

Principal Risks. An investment in Delaware Ivy VIP Limited-Term Bond is subject to various risks, including the following:

Fixed income risk

The prices of a Portfolio's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Portfolio's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Portfolio's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Portfolio purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Prepayment risk

Income from a Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How we manage the Portfolios

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Limited-Term Bond may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's

How we manage the Portfolios

performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

How we manage the Portfolios

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Delaware Ivy VIP Global Equity Income

Principal Risks. An investment in Delaware Ivy VIP Global Equity Income is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

How we manage the Portfolios

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to

How we manage the Portfolios

assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Global Equity Income may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

How we manage the Portfolios

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Dividend-paying stock risk

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

How we manage the Portfolios

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP Global Growth

Principal Risks. An investment in Delaware Ivy VIP Global Growth is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

How we manage the Portfolios

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How we manage the Portfolios

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Global Growth may be subject to other, non-principal risks, including the following:

China investment risk

Certain Portfolios may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by a Portfolio will be declared in US dollars and underlying payments received by a Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

How we manage the Portfolios

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

How we manage the Portfolios

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy VIP International Core Equity

Principal Risks. An investment in Delaware Ivy VIP International Core Equity is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

How we manage the Portfolios

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private

How we manage the Portfolios

property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Portfolio invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and a Portfolio's performance may be more volatile than the performance of a more geographically diversified fund.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

How we manage the Portfolios

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP International Core Equity may be subject to other, non-principal risks, including the following:

China investment risk

Certain Portfolios may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities.

How we manage the Portfolios

Furthermore, because dividends declared by a Portfolio will be declared in US dollars and underlying payments received by a Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy VIP Asset Strategy

Principal Risks. An investment in Delaware Ivy VIP Asset Strategy is subject to various risks, including the following:

How we manage the Portfolios

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from the Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign and emerging markets risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

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North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Portfolio fair value its holdings in those countries.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Portfolio purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after the Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, the Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Portfolio has an interest. If the loan is unsecured, there is no specific collateral on which the Portfolio can foreclose. In addition, if a secured loan is foreclosed, the Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Portfolio could enforce its rights directly against the borrower.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary

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market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Portfolio's exposure to risks associated with rising rates. The Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Portfolio has insufficient cash or eligible margin

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securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When the Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If the Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. The Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit the Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of the Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of the Portfolio's investment strategies. Although the Manager believes that it will be able to execute the Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Portfolio's ability to trade derivatives. Also, the Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Asset Strategy may be subject to other, non-principal risks, including the following:

China investment risk

The Portfolio may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, the Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is

How we manage the Portfolios

unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, the Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, the Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, the Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities. Furthermore, because dividends declared by the Portfolio will be declared in US dollars and underlying payments received by the Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign currency exchange transactions and forward foreign currency contracts risk

The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Portfolio also is likely to decline as the Portfolio grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Portfolio may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Limited number of securities risk

If the Portfolio typically holds a small number of stocks, or if the Portfolio's portfolio manager(s) tends to invest a significant portion of the Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio's volatility.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country,

How we manage the Portfolios

market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio's performance.

Reinvestment risk

Income from the Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.

REIT-related risk

The value of the Portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Portfolio.

Sector risk

At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Delaware Ivy VIP Balanced

Principal Risks. An investment in Delaware Ivy VIP Balanced is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from the Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

How we manage the Portfolios

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Fixed income risk

The prices of the Portfolio's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

How we manage the Portfolios

The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Portfolio's exposure to risks associated with rising rates. The Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Portfolio purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

REIT-related risk

The value of the Portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Mid-market capitalization company risk

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment

How we manage the Portfolios

decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Balanced may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When the Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If the Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. The Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit the Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of the Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

How we manage the Portfolios

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of the Portfolio's investment strategies. Although the Manager believes that it will be able to execute the Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Portfolio's ability to trade derivatives. Also, the Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Dividend-paying stock risk

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Portfolio also is likely to decline as the Portfolio grows.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Limited number of securities risk

If the Portfolio typically holds a small number of stocks, or if the Portfolio's portfolio manager(s) tends to invest a significant portion of the Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio's volatility.

Bank loan and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after the Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, the Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Portfolio has an interest. If the loan is unsecured, there is no specific collateral on which the Portfolio can foreclose. In addition, if a secured loan is foreclosed, the Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Portfolio could enforce its rights directly against the borrower.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage- backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio's income. Conversely, when interest rates rise, the values of mortgage- backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio's performance.

Reinvestment risk

Income from the Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.

How we manage the Portfolios

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Delaware Ivy VIP Energy

Principal Risks. An investment in Delaware Ivy VIP Energy is subject to various risks, including the following:

Energy sector risk

Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation

(the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Nondiversification risk

Certain Portfolios are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other funds. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Concentration risk

If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How we manage the Portfolios

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in a Portfolio and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Foreign currency exchange transactions and forward foreign currency contracts

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of

How we manage the Portfolios

securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are  not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Energy may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

How we manage the Portfolios

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

How we manage the Portfolios

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy VIP Natural Resources

Principal Risks. An investment in Delaware Ivy VIP Natural Resources is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Natural resources industry risk

Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Energy sector risk

Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Industry and sector risk

At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Nondiversification risk

Certain Portfolios are “nondiversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other funds. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.

How we manage the Portfolios

Concentration risk

If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

How we manage the Portfolios

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Natural Resources may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

How we manage the Portfolios

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in a Portfolio and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Materials sector risk

Investment risks associated with investing in securities in the materials sector, in addition to other risks, include adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.

Metals investment risk

Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that a Portfolio cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The US or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

How we manage the Portfolios

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Delaware Ivy VIP Science and Technology

Principal Risks. An investment in Delaware Ivy VIP Science and Technology is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Information technology sector risk

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Science and technology industry risk

Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Nondiversification risk

Certain Portfolios are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other funds. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.

Concentration risk

If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a portfolio that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

How we manage the Portfolios

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How we manage the Portfolios

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Science and Technology may be subject to other, non-principal risks, including the following:

China investment risk

Certain Portfolios may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the US, central banks or supranational entities.

Furthermore, because dividends declared by a Portfolio will be declared in US dollars and underlying payments received by a Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

How we manage the Portfolios

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign currency exchange transactions and forward foreign currency contracts risk

Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-US currency movement.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of

How we manage the Portfolios

derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Delaware Ivy VIP Securian Real Estate Securities

Principal Risks. An investment in Delaware Ivy VIP Securian Real Estate Securities is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Real estate industry risk

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

How we manage the Portfolios

Real assets industries risk

The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a portfolio that invests in a broad range of industries.

REIT-related risk — The value of a Portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, a Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-related risk — A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT, it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Portfolio's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. In addition, a Portfolio may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Limited number of securities risk

If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Concentration risk

If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy VIP Securian Real Estate Securities may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

How we manage the Portfolios

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.

When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

How we manage the Portfolios

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. In addition, political developments in the US may have implications for trade among the US,

Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Initial public offering (IPO) risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange- traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

How we manage the Portfolios

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a portfolio’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio’s ability to achieve its investment objective.

Redemption risk

A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Fund of funds risks

Each of the Pathfinder Portfolios and the Managed Volatility Portfolios (Investing Portfolios) is a “fund of funds,” which means that it invests a substantial portion of its assets in a number of other Portfolios rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Investing Portfolio is subject to the following risks.

Your investment in an Investing Portfolio is subject to all the risks of an investment directly in the Underlying Funds held by the Investing Portfolio. These risks are disclosed for each underlying fund in its prospectus in their respective sections.

An Investing Portfolio’s performance reflects the investment performance of the Underlying Funds it holds. An Investing Portfolio’s performance thus depends both on the allocation of its assets among the various Underlying Funds and the ability of those Underlying Funds to meet their respective investment objectives. The Manager may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes, or investment styles.

Each Investing Portfolio invests in a limited number of Underlying Funds and may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of an Investing Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective(s).

One underlying fund may purchase the same securities that another underlying fund sells. An Investing Portfolio that invests in both Underlying Funds would indirectly bear the costs of these trades.

While an investor may invest in the Underlying Funds (which also are available to Policyowners through their Policies), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Investing Portfolios, because the Investing Portfolios offer professional asset allocation and an added measure of diversification. The Manager monitors each Investing Portfolio’s holdings and cash flow and periodically adjusts each Investing Portfolio’s mix to keep the Portfolio closely aligned to its investment strategies in changing market conditions. Underlying funds may be added or removed from an Investing Portfolio’s allocation mix by the Manager without notice to investors.

Because you are investing indirectly through the Investing Portfolios, you will bear a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, service and accounting fees), as well as the expenses of the particular Investing Portfolio. No front-end sales load or contingent deferred sales charge is charged, either by the Underlying Funds or by the Investing Portfolios. Although Class II shares of the Underlying Funds will charge a Rule 12b-1 fee, the Investing Portfolios do not charge a Rule 12b-1 fee, so there is no duplication of these fees.

The PICs issuing guaranteed benefits on variable life insurance policies and variable annuity contracts investing in the Managed Volatility Portfolios may be affiliated with Securian AM and have a financial interest in preserving the value of the Managed Volatility Portfolios and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of each Managed Volatility Portfolio). To the extent each Managed Volatility Portfolio is successful in managing the volatility of returns, the PICs affiliated with Securian AM issuing guaranteed benefits on variable life insurance policies and variable annuity contracts investing in the Managed Volatility Portfolios also will benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the PICs affiliated with Securian AM may be material and may influence Securian AM in its management of each Managed Volatility Portfolio.

Disclosure of portfolio holdings information

A description of the Portfolios' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

Who manages the Portfolios

Investment manager

On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Portfolios’ prior investment manager.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Portfolios' investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Portfolios, manages the Portfolios' business affairs, and provides daily administrative services.

For its services to the Portfolios, the Portfolios’ prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Ivy VIP Core Equity	0.70%
Delaware Ivy VIP Growth	0.70%
Delaware Ivy VIP Mid Cap Growth	0.81%
Delaware Ivy VIP Smid Cap Core	0.85%
Delaware Ivy VIP Small Cap Growth	0.84%
Delaware Ivy VIP Value	0.70%
Delaware Ivy VIP Corporate Bond	0.47%
Delaware Ivy VIP High Income	0.61%
Delaware Ivy VIP Limited-Term Bond	0.50%
Delaware Ivy VIP Global Equity Income	0.70%
Delaware Ivy VIP Global Growth	0.85%
Delaware Ivy VIP International Core Equity	0.85%
Delaware Ivy VIP Asset Strategy	0.60%
Delaware Ivy VIP Balanced	0.70%
Delaware Ivy VIP Energy	0.85%
Delaware Ivy VIP Natural Resources	0.85%
Delaware Ivy VIP Science and Technology	0.85%
Delaware Ivy VIP Securian Real Estate Securities	0.81%
Delaware Ivy VIP Pathfinder Aggressive	--%
Delaware Ivy VIP Pathfinder Moderately Aggressive	--%
Delaware Ivy VIP Pathfinder Moderate	--%
Delaware Ivy VIP Pathfinder Moderately Conservative	--%
Delaware Ivy VIP Pathfinder Conservative	--%
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	0.19%
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	0.20%
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	0.20%

A discussion of the basis for the Board’s approval of the Portfolios’ investment advisory contract with the Portfolios’ prior investment manager is available in the annual report dated December 31, 2020. A discussion of the basis for the Board’s approval of the Portfolios’ current investment advisory contract is available in the semiannual report dated June 30, 2021.

Sub-advisors

Securian Asset Management, Inc. (Securian AM), an investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Delaware Ivy VIP Securian Real Estate Securities pursuant to an agreement with the Manager and also provides investment advice to, and generally conducts the investment management program as it relates to the portion of a Managed Volatility Portfolio allocated to the volatility management strategy as described in the Principal Investment Strategies section for each of Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility pursuant to an agreement with the Manager. Since its inception in 1985, Securian AM and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Securian AM and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Securian AM also manage Minnesota Life’s investment portfolios. Securian AM had approximately $55 billion in assets under management as of December 31, 2021.

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2021, MAM managed more than $380.1 billion in assets for institutional and individual clients. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. In addition, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Portfolios.

Macquarie Investment Management Europe Limited

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of each Portfolio, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

Macquarie Investment Management Global Limited

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of each Portfolio, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

Macquarie Funds Management Hong Kong Limited

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of the Portfolios, the Manager may permit MFMHKL to execute Portfolio security trades on behalf of the Manager.

A discussion of the basis for the Board's approval of each sub-advisory contract is available in the semiannual report dated June 30, 2021.

Portfolio managers

Delaware Ivy VIP Core Equity

Erik R. Becker, CFA Senior Vice President, Portfolio Manager

Erik R. Becker is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1999 as an investment analyst and had served as an assistant portfolio manager since 2003, in addition to his duties as a research analyst. He has been a portfolio manager since 2006. He earned a bachelor's degree in finance, investments, and banking and an MS in Finance from the University of Wisconsin-Madison.

Delaware Ivy VIP Growth

Bradley M. Klapmeyer and Brad Angermeier are primarily responsible for the day-to-day portfolio management of the Portfolio.

Bradley M. Klapmeyer, CFA Senior Vice President, Portfolio Manager

Who manages the Portfolios

Bradley M. Klapmeyer is senior vice and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team at IICO in September 2011. He was appointed to portfolio manager in 2016. He graduated from Truman State University in 1999 with a bachelor's degree in finance and a minor in economics.

Bradley D. Angermeier, CFA Portfolio Manager

Brad Angermeier is a portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2017 as an equity investment analyst. Prior to that, he was an equity research analyst at Kornitzer Capital Management. From 2009 to 2013, he was with Columbia Threadneedle Investments (formerly Columbia Management), first serving as a fixed income research analyst, and then as a co-portfolio manager. He earned a bachelor’s degree with a double major in finance and accounting from Indiana University, Kelley School of Business. He earned an MBA from the University of Wisconsin, Wisconsin School of Business. He is a member of the CFA Institute and the CFA Society Kansas City.

Delaware Ivy VIP Mid Cap Growth

Kimberly A. Scott, Nathan A. Brown, and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of the Portfolio.

Kimberly A. Scott, CFA Senior Vice President, Portfolio Manager

Kimberly A. Scott is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. She joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. She had served as a portfolio manager for investment companies managed by IICO (or its affiliates) since February 2001. She served as an investment analyst with IICO from April 1999 to February 2001. She joined IICO in April 1999. She earned a bachelor's degree in microbiology from the University of Kansas and holds an MBA from the University of Cincinnati.

Nathan Brown, CFA Senior Vice President, Portfolio Manager

Nathan A. Brown is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2003 as an investment analyst. He was appointed assistant vice president in January 2010 and had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since February 2011. He took on portfolio management responsibilities in 2014. He earned a bachelor's degree in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

Bradley P. Halverson, CFA Senior Vice President, Portfolio Manager

Bradley P. Halverson is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an investment analyst on the small-capitalization growth team and took on portfolio management responsibilities in 2016. He earned a bachelor's degree and a master's degree in accounting from Brigham Young University and an MBA with an emphasis in finance and corporate strategy from the University of Michigan.

Delaware Ivy VIP Smid Cap Core

Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla, and David E. Reidinger have primary responsibility for making day-to-day investment decisions for the Portfolio.

Francis X. Morris Senior Managing Director, Chief Investment Officer — US Core Equity

Francis X. Morris joined Macquarie Asset Management (MAM) in 1997 as a vice president and portfolio manager, and became the chief investment officer for US Core Equity investments in 2004. He is a member of the MIM Global Management Committee and a former Trustee for the Macquarie Management Holdings, Inc. 401(k) and Retirement Plan. Prior to joining the firm, Morris was vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. He is a former member of the Business Advisory

Council of the Providence College School of Business. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. He is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA Managing Director, Senior Portfolio Manager

Christopher S. Adams is a senior portfolio manager on the firm’s US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in 2000 and became a portfolio manager in November 2004. Prior to joining Macquarie Asset Management (MAM) in 1995 as assistant vice president of strategic planning, Adams had approximately 10 years of experience in the financial services industry in the United States and United Kingdom, including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor’s and master’s degrees in history and economics from the University of Oxford, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a past president of the CFA Society of Philadelphia.

Michael S. Morris, CFA Managing Director, Senior Portfolio Manager

Michael S. Morris is a senior portfolio manager on the firm’s US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in July 2004 and became a portfolio manager in November 2004. Morris joined Macquarie Asset Management (MAM) in 1999 as assistant vice president and senior analyst. Prior to joining the firm, he worked as a senior equity analyst at Newbold’s Asset Management, covering financial stocks. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor’s degree in finance from Indiana University and an MBA from The Wharton School of the University of Pennsylvania. He is a former member of the Bank and Financial Analysts Association.

Donald G. Padilla, CFA Managing Director, Senior Portfolio Manager

Donald G. Padilla is a senior portfolio manager on the firm’s US Core Equity team and performs analysis and research to support the portfolio management function. He joined the team in 2000 and became a portfolio manager in November 2004. Padilla joined Macquarie Asset Management (MAM) in 1994 as assistant controller in the firm’s treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining the firm, he held various positions at The Vanguard Group. Padilla holds a bachelor’s degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

David E. Reidinger Managing Director, Senior Portfolio Manager

David E. Reidinger joined Macquarie Asset Management (MAM) in October 2016 as a senior portfolio manager on the firm’s US Core Equity team. He also performs analysis and research to support the portfolio management function. From June 2004 to September 2016, Reidinger was a senior analyst and portfolio manager at Chartwell Investment Partners, where he worked on the firm’s small- and mid-cap growth strategies. Before that, Reidinger was a portfolio manager with Morgan Stanley Investment Management from 2000 to 2003, and a senior equity analyst with Tiger Management from 1998 to 2000. Reidinger began his career in 1993 as an equity research analyst with Goldman Sachs. With more than 20 years of experience as an analyst, he has covered a broad range of industries within the information technology, consumer, and industrial sectors. Reidinger earned bachelor’s degrees in both mathematics and economics from Fordham University, and an MBA from Columbia Business School.

Delaware Ivy VIP Small Cap Growth

Timothy J. Miller and Kenneth G. McQuade have primary responsibility for making day-to-day investment decisions for the Portfolio.

Timothy J. Miller, CFA Senior Vice President, Portfolio Manager

Timothy J. Miller is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in February 2008 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since March 2008. He has been a portfolio manager for the Delaware Ivy VIP Small Cap Growth strategy since 2016 and has been a portfolio manager for Delaware Ivy Small Cap Growth Fund since 2010. He holds a bachelor's degree in business administration from St. Louis University and an MBA from the University of Missouri-St. Louis.

Kenneth G. McQuade Senior Vice President, Portfolio Manager

Kenneth G. McQuade is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed

Who manages the Portfolios

small-cap growth accounts at IICO from August 2003 until March 2010. He has been a portfolio manager for the Delaware Ivy VIP Small Cap Growth strategy since 2006 and has been a portfolio manager for Delaware Ivy Small Cap Growth Fund since 2016. He earned a bachelor's degree in finance from Bradley University.

Delaware Ivy VIP Value

Matthew T. Norris has primary responsibility for making day-to-day investment decisions for the Portfolio.

Matthew T. Norris Senior Vice President, Portfolio Manager

Matthew T. Norris is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. From June 2005 until April 2010, he served as Director of Equity Research for IICO, in addition to serving as portfolio manager on the Fund. He earned a bachelor's degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha.

Delaware Ivy VIP Corporate Bond

Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq have primary responsibility for making day-to-day investment decisions for the Portfolio.

Michael G. Wildstein, CFA Senior Managing Director, Head of US Credit and Insurance

Michael G. Wildstein is head of US credit and insurance for Macquarie Asset Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Wayne A. Anglace, CFA Managing Director, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies within Macquarie Asset Management Fixed Income (MFI). Prior to joining Macquarie Asset Management (MAM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kashif Ishaq Managing Director, Senior Portfolio Manager

Kashif Ishaq is a senior portfolio manager across Macquarie Asset Management Fixed Income’s (MFI) US Corporate Bond strategies. He manages corporate bond exposure within MFI’s portfolios which include performing relative value analysis across different issuers, corporate curves and capital structures as well as risk surveillance. Given his experience in trading and risk systems, he has oversight for our corporate credit traders and maintains our key broker/dealer relationships. He started his fixed income career with Macquarie Asset Management (MAM) as a portfolio analyst on the firm’s insurance portfolio management team before taking a position as an investment grade trader. Previously, he participated in Lincoln Financial Group’s rotational Professional Development Program. He started the program as a financial analyst in the Hartford office, followed by a position in information technology, and lastly he spent a year in the client services department of Delaware Investments. Ishaq received his bachelor’s degree in corporate finance and accounting from Bentley College.

Delaware Ivy VIP High Income

Adam H. Brown and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Portfolio.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Delaware Ivy VIP Limited-Term Bond

J. David Hillmeyer and Daniela Mardarovici are the lead portfolio managers primarily responsible for the overall day-to-day management of the Portfolio. When making decisions for the Portfolio, Mr. Hillmeyer and Ms. Mardarovici regularly consult with other investment professionals.

J. David Hillmeyer, CFA Senior Managing Director, Co-Head of US Multisector Fixed Income

J. David Hillmeyer co-leads the firm’s US Multisector Fixed Income team for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining Macquarie Asset Management (MAM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA Managing Director, Co-Head of US Multisector Fixed Income

Daniela Mardarovici co-leads the firm’s US Multisector Fixed Income efforts for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team’s strategic vision. Prior to joining Macquarie Asset Management (MAM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Delaware Ivy VIP Global Equity Income

Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Chris Gowlland have primary responsibility for making the day-to-day investment decisions for the Portfolio.

Jens Hansen Managing Director, Chief Investment Officer —Global Equity Team

Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Klaus Petersen, CFA Managing Director, Senior Portfolio Manager

Klaus Petersen is a senior portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his

Who manages the Portfolios

career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Åsa Annerstedt Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Allan Saustrup Jensen, CFA, CAIA® Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Chris Gowlland, CFA Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Delaware Ivy VIP Global Growth

F. Chace Brundige, Aditya Kapoor, and Charles John are primarily responsible for the day-to-day portfolio management of the Portfolio.

F. Chace Brundige, CFA Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006. He holds a bachelor's degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.

Aditya Kapoor, CFA Vice President, Portfolio Manager

Aditya Kapoor is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an equity investment analyst. He had served as assistant vice president and assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2013. He became portfolio manager in 2017. He earned a Bachelor of Technology in production and industrial engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University.

Charles John, CFA Assistant Vice President, Portfolio Manager

Charles John is an assistant vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In May 2017, he joined IICO as an equity investment analyst, and became a portfolio manager for investment companies managed by IICO (or its affiliates) in October 2021. Previously, he was co-portfolio manager of a global fund and senior investment analyst with Scout Investments. He earned a Bachelor of Engineering in Mechanical Engineering from the Bangalore Institute of Technology (B.I.T.) India, graduating with honors. He earned an MBA with an emphasis in finance from the University of Missouri‑Kansas City.

Delaware Ivy VIP International Core Equity

F. Chace Brundige, Aditya Kapoor, and Charles John are primarily responsible for the day-to-day portfolio management of the Portfolio.

F. Chace Brundige, CFA Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006. He holds a bachelor's degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.

Aditya Kapoor, CFA Vice President, Portfolio Manager

Aditya Kapoor is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an equity investment analyst. He had served as assistant vice president and assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2013. He became portfolio manager in 2017. He earned a Bachelor of Technology in production and industrial engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University.

Charles John, CFA Assistant Vice President, Portfolio Manager

Charles John is an assistant vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In May 2017, he joined IICO as an equity investment analyst, and became a portfolio manager for investment companies managed by IICO (or its affiliates) in October 2021. Previously, he was co-portfolio manager of a global fund and senior investment analyst with Scout Investments. He earned a Bachelor of Engineering in Mechanical Engineering from the Bangalore Institute of Technology (B.I.T.) India, graduating with honors. He earned an MBA with an emphasis in finance from the University of Missouri‑Kansas City.

Delaware Ivy VIP Asset Strategy

F. Chace Brundige, Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of Delaware Ivy VIP Asset Strategy.

F. Chace Brundige, CFA Senior Vice President, Portfolio Manager

F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006. He holds a bachelor's degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.

Stefan Löwenthal, CFA Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Asset Management’s Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm’s Investment Policy Committee and is a member of the Professional Series Multi Manager Committee

Who manages the Portfolios

and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team
Jürgen Wurzer is the deputy head of Macquarie Asset Management’s Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Aaron D. Young Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy VIP Balanced

Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of Delaware Ivy VIP Balanced.

Stefan Löwenthal, CFA Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Asset Management’s Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm’s Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team
Jürgen Wurzer is the deputy head of Macquarie Asset Management’s Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Aaron D. Young Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy VIP Energy

Samuel Halpert and Geoffrey King have primary responsibility for making day-to-day investment decisions for the Portfolio.

Sam Halpert Managing Director, Chief Investment Officer — Global Natural Resources Equity

Sam Halpert leads the firm’s Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Van Eck, where he was a co-portfolio manager and senior analyst on its global hard assets long-only and long-short team from April 2000 to June 2018. He specialized in agriculture, coal, paper and forest products, refining, shipping, and steel investments. He also managed a global real estate fund at Van Eck earlier in his career. Prior to that, he worked at Goldman Sachs, which ultimately became Citi Group, and he worked at Refco. He earned a bachelor’s degree in English and American literature from Harvard College.

Geoffrey King, CFA Senior Vice President, Portfolio Manager — Global Natural Resources Equity

Geoffrey King is a portfolio manager on the firm’s Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Abraxas Petroleum where he was vice president and chief financial officer for approximately six years, responsible for strategy, business development, financial planning, analysis, and hedging. For the five years before that, King was a senior energy analyst at Van Eck, where he was focused on natural resource commodities and equities. He holds bachelor’s degrees in both economics and history from Davidson College.

Delaware Ivy VIP Natural Resources

Samuel Halpert and Geoffrey King have primary responsibility for making day-to-day investment decisions for the Portfolio.

Sam Halpert Managing Director, Chief Investment Officer — Global Natural Resources Equity

Sam Halpert leads the firm’s Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Van Eck, where he was a co-portfolio manager and senior analyst on its global hard assets long-only and long-short team from April 2000 to June 2018. He specialized in agriculture, coal, paper and forest products, refining, shipping, and steel investments. He also managed a global real estate fund at Van Eck earlier in his career. Prior to that, he worked at Goldman Sachs, which ultimately became Citi Group, and he worked at Refco. He earned a bachelor’s degree in English and American literature from Harvard College.

Geoffrey King, CFA Senior Vice President, Portfolio Manager — Global Natural Resources Equity

Geoffrey King is a portfolio manager on the firm’s Global Natural Resources Equity team. Prior to joining Macquarie Asset Management (MAM) in July 2018, he worked at Abraxas Petroleum where he was vice president and chief financial officer for approximately six years, responsible for strategy, business development, financial planning, analysis, and hedging. For the five years before that, King was a senior energy analyst at Van Eck, where he was focused on natural resource commodities and equities. He holds bachelor’s degrees in both economics and history from Davidson College.

Delaware Ivy VIP Science and Technology

Bradley J. Warden and Gus C. Zinn have primary responsibility for making day-to-day investment decisions for the Portfolio.

Bradley J. Warden Senior Vice President, Portfolio Manager

Bradley J. Warden is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2003 as an investment analyst and became an assistant portfolio manager for investment companies managed by IICO (or its affiliates) in 2014. He took on portfolio management responsibilities in 2016. He earned a bachelor's degree in business administration from Trinity University and an MBA in finance from the University of Texas at Austin.

Gus C. Zinn, CFA Senior Vice President, Portfolio Manager

Gus C. Zinn is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1998 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since 2006. He had served as assistant portfolio manager for funds managed by IICO since July 2003, in addition to his duties as a research analyst. He earned a bachelor’s degree and a master’s degree in finance from the University of Wisconsin-Madison.

Delaware Ivy VIP Securian Real Estate Securities

Lowell R. Bolken, Matthew K. Richmond and Joshua M. Klaetsch are primarily responsible for the day-to-day portfolio management of the Portfolio.

Lowell R. Bolken Vice President and Portfolio Manager, Securian AM

Lowell R. Bolken has been a Portfolio Manager with Securian AM since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc. Mr. Bolken received a BS in Computer Science from the University of North Dakota and an MBA in Real Estate and Banking from Columbia University. He is a Chartered Financial Analyst (CFA) Charterholder.

Who manages the Portfolios

Matthew K. Richmond Senior Vice President and Portfolio Manager, Securian AM

Matthew K. Richmond has been a Senior Vice President and Portfolio Manager with Securian AM since June 2018. He served as Vice President and Portfolio Manager from December 2013 to June 2018. Mr. Richmond previously served as Director of Real Estate Securities Portfolio Management for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors from 2000 ‑ 2013. He received a BS in Finance from the University of Nebraska and an MBA in Finance from the University of Iowa.

Joshua M. Klaetsch Vice President and Portfolio Manager, Securian AM

Joshua M. Klaetsch has been a Vice President with Securian AM since June 2021. Josh had served as Investment Officer from November 2016 to January 2021 and was an analyst at Securian AM since June 2008. Mr. Klaetsch received a BA in Economics from Luther College and an MBA in Real Estate Finance from the University of Wisconsin. He is a Chartered Financial Analyst (CFA) Charterholder.

Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, and Delaware Ivy VIP Pathfinder Conservative

Aaron D. Young, Stefan Löwenthal, and Jürgen Wurzer have primary responsibility for making day-to-day investment decisions for the Portfolio.

Aaron D. Young Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Stefan Löwenthal, CFA Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Asset Management’s Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm’s Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team
Jürgen Wurzer is the deputy head of Macquarie Asset Management’s Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Aaron D. Young, Stefan Löwenthal, and Jürgen Wurzer have primary responsibility for making day-to-day investment decisions for the Portfolio. Securian Asset Management, Inc. (Securian AM), a sub-advisor, manages the volatility management strategy of the Portfolio.

Aaron D. Young Vice President, Portfolio Manager

Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Stefan Löwenthal, CFA Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Asset Management’s Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm’s Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team
Jürgen Wurzer is the deputy head of Macquarie Asset Management’s Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Portfolio shares.

Manager of managers structure

The Portfolios and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Portfolios' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Portfolios' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who manages the Portfolios

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Portfolios.

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the portfolio’s business affairs. Trustees establish procedures and oversee and review the performance of the portfolio’s service providers.

Investment manager: An investment manager is a company with overall responsibility for the management of the portfolios’ assets. The investment manager is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Delaware Distributors, L.P., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
Shares of the Portfolios are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund. Effective on or about June 24, 2022, the transfer agent for the Portfolios will transition from Waddell & Reed Services Company, doing business as WI Services Company (WISC), to Delaware Investments Fund Services Company (DIFSC) and BNY Mellon Investment Servicing (US) Inc. will provide sub-transfer agency services to the Portfolios. Please note, the Bank of New York Mellon also provides fund accounting and financial administration services to the Transaction Funds.

Custodian/fund accountant: The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286-0001
Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a portfolios’ net asset value (NAV) and providing financial reporting for the portfolio.

Important information about the Portfolios

Share classes

The Portfolios offer Class II shares and Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Small Cap Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy and Delaware Ivy VIP Science and Technology offer Class I shares. The two classes of shares are identical, except that Class II shares are subject to distribution fees, or “Rule 12b-1” fees. The 12b-1 plan of Ivy Variable Insurance Portfolios (Trust) allows the Trust to pay distribution fees of up to 0.25% per year to those who sell and distribute Class II shares and provide services to shareholders and contract owners. Since the Rule 12b-1 fees are paid out of Class II’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life insurance company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Portfolios may be eligible to receive compensation for your investment in the Portfolios. These amounts are paid by the Distributor to the life insurance companies with which your variable contract salesperson is associated.

Purchase and redemption of shares

(until on or about June 24, 2022)

Who Can Buy Shares of the Portfolios

Shares of the Portfolios currently are sold only to the separate accounts of PICs (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (the Exemptive Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its investment portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their PIC directly for details concerning these transactions.

Please check with your PIC to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is DDLP.

Selling Shares

Shares of a class of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price (the price to sell one share of a particular class of a Portfolio) is the NAV per share of that Portfolio class next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their PIC directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the PIC. Payment generally is made within seven days after receipt of a proper request to redeem. No fee is charged to any PIC upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

- the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted

- the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

- the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

Important information about the Portfolios

- applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions ordinarily are made in cash.

Except as otherwise noted, and via the PICs, a Policyowner may indirectly sell a class of shares and buy the same class of shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Purchase and redemption of shares (after on or about June 24, 2022)

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at NAV. Redemptions will be effected at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Portfolios with respect to the acquisition or redemption of Portfolio shares. The Portfolios have reserved the right to pay for redemptions with portfolio securities under certain conditions. A subsequent sale of such securities could result in the payment of brokerage commissions and expose a contract owner and separate account to market risk until the securities are sold. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation at their own expense and not as an expense of the Portfolios to certain affiliated or unaffiliated participating insurance companies that sponsor your contract, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or insurance products that contain the Portfolios and/or the servicing of current and prospective owners of variable contracts (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to participating insurance companies for providing information about Ivy Variable Insurance Portfolios (Trust) and its Portfolios, the delivery of Trust documents and certain mailing and printing charges incurred by such insurance companies in connection with their services to variable contract owners. In addition, Financial Intermediaries may receive payments for various other purposes, including, but not limited to, promoting the sale of Portfolio shares and the products that include Portfolio shares; subaccounting, administrative, or contract owner processing services; and for marketing and educational support data. Your salesperson may receive some or all of such payment. Such payments are in addition to any distribution fees, subaccounting fees, and/or service fees that may be payable by the Portfolios. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Portfolios and/or some or all other Delaware Funds), the Portfolios' advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor or its affiliates. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts, or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Portfolio shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the Portfolios making the higher payments (or the associated variable contract) over other investment options, including other variable contracts, shares of other mutual funds, or other investment options available under a particular variable contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. A significant purpose of these payments is to increase sales of the Portfolios' shares and the products that include Portfolio shares. The Manager or its affiliates may benefit from the Distributor’s or an affiliate’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Portfolio shares through such Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Portfolios' shares.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If the Portfolios or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Portfolio share price, which is based on the Portfolios' NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Portfolio share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next business day’s closing Portfolio share price. A business day is any day that the NYSE is open for business (Business Day). The Portfolios reserves the right to reject any purchase order.

Each Portfolio determines the NAV per share for each of its classes at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Portfolios do not calculate their NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Portfolios' closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of the Portfolios is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into US dollars at the exchange rate of these currencies against the US dollar, as provided by an independent pricing service. Each Portfolio generally prices securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem Portfolio shares because foreign markets are open at times and on days when US markets are not. Each Portfolio prices fixed income securities on the basis of valuations provided to it by an independent pricing service that uses methods approved by the Board. For all other securities, Each Portfolio uses methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Portfolios use fair value pricing, they may take into account any factors they deem appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Portfolios to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Portfolios anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolios may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Portfolios' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Boards’ oversight.

Frequent trading of Portfolio shares (market timing and disruptive trading) (until on or about June 24, 2022)

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the PICs will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or the Distributor, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. The Portfolios may fair value securities pursuant to the Portfolios' Valuation Procedures; however, there can be no assurance that the Portfolios' process to fair value securities will be able to eliminate the arbitrage opportunity in Portfolios that hold foreign securities.

In addition, a Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.

Important information about the Portfolios

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Portfolios' market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. At WISC’s discretion, such shareholder may also be blocked permanently.

This example is not all-inclusive of the trading activity that may be deemed to violate the Portfolios' market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. As an additional step, WISC reviews Portfolio redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities, WISC and/or the Distributor will coordinate with the applicable PIC so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios' market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios attempt to have financial intermediaries apply the Portfolios' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Portfolios' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios' frequent trading policy with respect to an omnibus account, the Portfolios' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Portfolios' transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Portfolios' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Portfolios' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Portfolios from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Portfolios' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Portfolio shares, or restrict individual trading activity as applicable.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios' and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or the Distributor shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, the Distributor and WISC make efforts to monitor for market timing activities and will seek the assistance of the PICs through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a PIC or made difficult to identify by the use of omnibus accounts by the PICs, mainly due to the fact that the PICs maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the PICs that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Frequent trading of Portfolio shares (market timing and disruptive trading) (after on or about June 24, 2022)

The Portfolios discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolios and their contract owners, such as market timing and disruptive trading. The Portfolios will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a portfolio occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a portfolio followed quickly by redemptions out of that portfolio. A short-term round trip is considered any redemption of portfolio shares within 20 Business Days of a purchase of that portfolios' shares. If you make a second such short-term round trip in a portfolio within 90 rolling calendar days of a previous short-term round trip in that portfolio, you may be considered a market timer. In determining whether market timing has occurred, the Portfolios consider short-term round trips to include rapid purchases and sales of Portfolio shares through the exchange privilege. The Portfolios reserve the right to consider other trading patterns to be market timing.

Your ability to use the Portfolios' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Portfolios will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Portfolios reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Portfolios' market timing policy are not necessarily deemed accepted by the Portfolios and may be rejected by a Portfolio on the next Business Day following receipt by a Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios' then-current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value, or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to a Portfolios' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Portfolios seek to make judgments and applications that are consistent with the interests of each Portfolios' contract owners. While the Portfolios will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Portfolios' market timing policy does not require the Portfolio to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners who engage in rapid purchases and sales or exchanges of the Portfolios' shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolios' shares may also force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolios' performance, if, for example, a Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any portfolio may be subject to disruptive trading activity. However, a portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a portfolio calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a portfolios' NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before a portfolio calculates its own share price.

Any portfolio that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the portfolios' NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Portfolios that may be adversely affected by such arbitrage include, in particular, portfolios that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Important information about the Portfolios

Transaction monitoring procedures

Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to have financial intermediaries apply the Portfolios' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Portfolios' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios' frequent trading policy with respect to an omnibus account, the Portfolios' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Portfolios' transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Portfolios' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Portfolios' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Portfolios from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Portfolios' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Portfolio shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these contract owners or curtail their trading practices. In particular, the Portfolios may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Portfolios intend to qualify each year as a regulated investment companies under the Internal Revenue Code . As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Portfolios expect to declare and distribute all of its net investment income, if any, as dividends annually. The Portfolios will distribute net realized capital gains, if any, annually following the close of their fiscal year. The Portfolios may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolios. The amount of any distribution will vary, and there is no guarantee the Portfolios will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Portfolios.

Tax considerations. Shares of the Portfolios must be purchased through separate accounts used to fund variable contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Portfolios will be exempt from current taxation by shareholders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if such withdrawal is made before age 59½, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Portfolios are offered.

Please refer to the SAI for more information regarding the tax treatment of the Portfolios.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds and similar investment vehicles

Certain fund of funds and pooled vehicles, whose shareholders are limited to insurance companies' investment accounts, may invest in the Portfolios. From time to time, they may place large purchase or redemption orders with the Portfolios due to their allocation or rebalancing requirements. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolios may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Portfolios for the past five years or, if shorter, the period of a Class’s operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Portfolios’ prior investment manager. The performance shown from before April 30, 2021 are from the Portfolios’ prior investment manager. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request by calling 888 923-3355 (800 523-1918 on or about June 24, 2022). For the fiscal years ended prior to December 31, 2021, the Portfolios’ prior independent registered public accounting firm audited the Portfolios’ financial statements.

Delaware Ivy VIP Core Equity (formerly, Ivy VIP Core Equity)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$14.36	$12.63	$10.80	$12.30	$10.67
Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.06	0.07	0.05
Net realized and unrealized gain (loss)	4.01	2.44	3.10	(0.53)	2.09
Total from investment operations	4.04	2.50	3.16	(0.46)	2.14
Less dividends and distributions from:
Net investment income	(0.09)	(0.07)	(0.07)	(0.06)	(0.05)
Net realized gain	(0.62)	(0.70)	(1.26)	(0.98)	(0.46)
Total dividends and distributions	(0.71)	(0.77)	(1.33)	(1.04)	(0.51)
Net asset value, end of period	$17.69	$14.36	$12.63	$10.80	$12.30
Total return[2]	28.94%	21.52%	31.09%	-4.51%	20.75%
Ratios and supplemental data:
Net assets, end of period (in millions)	$735	$737	$723	$626	$445
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[3]	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.19%	0.51%	0.53%	0.59%	0.42%
Ratio of net investment income to average net assets prior to fees waived[3]	0.15%	0.46%	0.48%	0.54%	0.37%
Portfolio turnover	29%	58%	80%	99%	78%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Growth (formerly, Ivy VIP Growth)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$12.70	$11.33	$11.02	$12.09	$10.30
Income (loss) from investment operations:
Net investment income[1]	(0.06)	(0.02)	(0.01)	0.00*	0.01
Net realized and unrealized gain (loss)	3.57	3.03	3.58	0.36	2.84
Total from investment operations	3.51	3.01	3.57	0.36	2.85
Less dividends and distributions from:
Net investment income	‑	‑	‑	‑*	(0.03)
Net realized gain	(1.36)	(1.64)	(3.26)	(1.43)	(1.03)
Total dividends and distributions	(1.36)	(1.64)	(3.26)	(1.43)	(1.06)
Net asset value, end of period	$14.85	$12.70	$11.33	$11.02	$12.09
Total return[2]	30.03%	30.55%	36.59%	2.28%	29.34%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1,023	$896	$791	$669	$883
Ratio of expenses to average net assets	0.99%	1.01%	1.00%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	-0.42%	-0.20%	-0.05%	-0.02%	0.05%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	22%	29%	30%	37%	41%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Mid Cap Growth (formerly, Ivy VIP Mid Cap Growth )

Class I shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17[1]
Net asset value, beginning of period	$17.60	$12.77	$11.10	$11.63	$10.30
Income (loss) from investment operations:
Net investment income[2]	(0.09)	(0.04)	(0.02)	(0.02)	0.00*
Net realized and unrealized gain (loss)	2.71	5.89	3.95	0.09	1.64
Total from investment operations	2.62	5.85	3.93	0.07	1.64
Less dividends and distributions from:
Net investment income	‑	‑	‑	‑	‑
Net realized gain	(2.23)	(1.02)	(2.26)	(0.60)	(0.31)
Total dividends and distributions	(2.23)	(1.02)	(2.26)	(0.60)	(0.31)
Net asset value, end of period	$17.99	$17.60	$12.77	$11.10	$11.63
Total return[3]	16.65%	49.37%	38.28%	0.20%	16.44%
Ratios and supplemental data:
Net assets, end of period (in millions)	$212	$246	$233	$184	$131
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%	[5]
Ratio of expenses to average net assets prior to fees waived[4]	0.89%	0.90%	0.90%	0.90%	0.89%	[5]
Ratio of net investment income to average net assets	-0.51%	-0.27%	-0.20%	-0.14%	0.05%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	-0.55%	-0.32%	-0.25%	-0.19%	0.01	[5]
Portfolio turnover	27%	25%	20%	53%	25%	[6]

*	Not shown due to rounding.
[1]	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

Delaware Ivy VIP Mid Cap Growth (formerly, Ivy VIP Mid Cap Growth)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$17.48	$12.69	$11.07	$11.61	$9.44
Income (loss) from investment operations:
Net investment income[1]	(0.13)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.68	5.85	3.94	0.09	2.52
Total from investment operations	2.55	5.78	3.88	0.04	2.48
Less dividends and distributions from:
Net investment income	‑	‑	‑	‑	‑
Net realized gain	(2.19)	(0.99)	(2.26)	(0.58)	(0.31)
Total dividends and distributions	(2.19)	(0.99)	(2.26)	(0.58)	(0.31)
Net asset value, end of period	$17.84	$17.48	$12.69	$11.07	$11.61
Total return[2]	16.36%	49.00%	37.94%	-0.06%	26.89%
Ratios and supplemental data:
Net assets, end of period (in millions)	$519	$444	$315	$230	$585
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.11%
Ratio of expenses to average net assets prior to fees waived[3]	1.14%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	-0.76%	-0.53%	-0.45%	-0.42%	-0.39%
Ratio of net investment income to average net assets prior to fees waived[3]	-0.80%	-0.58%	-0.50%	-0.47%	-0.43%
Portfolio turnover	27%	25%	20%	53%	25%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Smid Cap Core (formerly, Ivy VIP Small Cap Core)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$13.85	$13.71	$13.51	$18.32	$18.34
Income (loss) from investment operations:
Net investment income[1]	(0.02)	(0.02)	0.00*	(0.06)	0.00*
Net realized and unrealized gain (loss)	2.90	0.80	3.12	(1.37)	2.21
Total from investment operations	2.88	0.78	3.12	(1.43)	2.21
Less dividends and distributions from:
Net investment income	‑	‑	‑	(0.02)	‑
Net realized gain	‑	(0.64)	(2.92)	(3.36)	(2.23)
Total dividends and distributions	‑	(0.64)	(2.92)	(3.38)	(2.23)
Net asset value, end of period	$16.73	$13.85	$13.71	$13.51	$18.32
Total return[2]	20.78%	7.03%	24.33%	-10.49%	13.73%
Ratios and supplemental data:
Net assets, end of period (in millions)	$182	$183	$188	$175	$316
Ratio of expenses to average net assets	1.17%	1.20%	1.18%	1.17%	1.15%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	-0.10%	-0.14%	-0.05%	-0.34%	0.01%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	79%	145%	126%	112%	112%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Small Cap Growth (formerly, Ivy VIP Small Cap Growth)

Class I shares	12/31/21	12/31/20	12/31/19	Year ended 12/31/18[1]
Net asset value, beginning of period	$12.15	$8.80	$7.69	$8.76
Income (loss) from investment operations:
Net investment income[2]	(0.07)	(0.04)	(0.05)	0.00*
Net realized and unrealized gain (loss)	0.55	3.39	1.85	(1.07)
Total from investment operations	0.48	3.35	1.80	(1.07)
Less dividends and distributions from:
Net investment income	(0.14)	‑	‑	‑
Net realized gain	(1.48)	‑	(0.69)	‑
Total dividends and distributions	(1.62)	‑	(0.69)	‑
Net asset value, end of period	$11.01	$12.15	$8.80	$7.69
Total return[3]	4.25%	38.01%	23.68%	-12.24%
Ratios and supplemental data:
Net assets, end of period (in millions)	$47	$59	$58	$52
Ratio of expenses to average net assets	0.89%	0.89%	0.89%	1.05%	(5)(7)
Ratio of expenses to average net assets prior to fees waived[4]	0.90%	0.92%	0.91%	1.07%	[5]
Ratio of net investment income to average net assets	-0.56%	-0.46%	-0.60%	0.15%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	-0.57%	-0.49%	-0.62%	0.13%	[5]
Portfolio turnover	48%	50%	41%	52%	[6]

*	Not shown due to rounding.
[1]	For the period from November 5, 2018 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2018.
[7]	Expense ratio based on the period excluding reorganization expenses was 0.89%.

Financial highlights

Delaware Ivy VIP Small Cap Growth (formerly, Ivy VIP Small Cap Growth)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$12.08	$8.77	$7.68	$11.63	$9.69
Income (loss) from investment operations:
Net investment income[1]	(0.10)	(0.06)	(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.56	3.37	1.85	0.03	2.27
Total from investment operations	0.46	3.31	1.78	(0.03)	2.20
Less dividends and distributions from:
Net investment income	(0.12)	‑	‑	(0.05)	‑
Net realized gain	(1.48)	‑	(0.69)	(3.87)	(0.26)
Total dividends and distributions	(1.60)	‑	(0.69)	(3.92)	(0.26)
Net asset value, end of period	$10.94	$12.08	$8.77	$7.68	$11.63
Total return[2]	3.99%	37.66%	23.37%	-4.11%	23.12%
Ratios and supplemental data:
Net assets, end of period (in millions)	$391	$406	$331	$300	$377
Ratio of expenses to average net assets	1.14%	1.14%	1.14%	1.16% [4]	1.15%
Ratio of expenses to average net assets prior to fees waived[3]	1.15%	1.17%	1.17%	1.18%	1.17%
Ratio of net investment income to average net assets	-0.80%	-0.71%	-0.84%	-0.52%	-0.69%
Ratio of net investment income to average net assets prior to fees waived[3]	-0.81%	-0.74%	-0.87%	-0.54%	-0.71%
Portfolio turnover	48%	50%	41%	52%	55%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Expense ratio based on the period excluding reorganization expenses was 1.14%.

Delaware Ivy VIP Value (formerly, Ivy VIP Value)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$6.40	$6.72	$5.69	$6.44	$5.93
Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.11	0.07	0.11
Net realized and unrealized gain (loss)	1.90	(0.05)	1.32	(0.51)	0.61
Total from investment operations	1.98	0.04	1.43	(0.44)	0.72
Less dividends and distributions from:
Net investment income	(0.14)	(0.12)	(0.05)	(0.12)	(0.09)
Net realized gain	‑	(0.24)	(0.35)	(0.19)	(0.12)
Total dividends and distributions	(0.14)	(0.36)	(0.40)	(0.31)	(0.21)
Net asset value, end of period	$8.24	$6.40	$6.72	$5.69	$6.44
Total return[2]	31.18%	1.98%	26.33%	-7.24%	12.49%
Ratios and supplemental data:
Net assets, end of period (in millions)	$370	$465	$511	$446	$432
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.11%	1.57%	1.81%	1.09%	1.74%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	41%	63%	62%	56%	67%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Corporate Bond (formerly, Ivy VIP Corporate Bond)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$6.05	$5.60	$5.13	$5.35	$5.27
Income (loss) from investment operations:
Net investment income[1]	0.11	0.14	0.15	0.14	0.12
Net realized and unrealized gain (loss)	(0.17)	0.46	0.47	(0.24)	0.08
Total from investment operations	(0.06)	0.60	0.62	(0.10)	0.20
Less dividends and distributions from:
Net investment income	(0.12)	(0.15)	(0.15)	(0.11)	(0.08)
Net realized gain	(0.24)	‑	‑	(0.01)	(0.04)
Total dividends and distributions	(0.36)	(0.15)	(0.15)	(0.12)	(0.12)
Net asset value, end of period	$5.63	$6.05	$5.60	$5.13	$5.35
Total return[2]	-0.85%	10.97%	12.18%	-1.90%	4.01%
Ratios and supplemental data:
Net assets, end of period (in millions)	$668	$685	$600	$544	$548
Ratio of expenses to average net assets	0.76%	0.77%	0.77%	0.77%	0.78%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.90%	2.34%	2.73%	2.77%	2.32%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	85%	95%	66%	63%	66%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP High Income (formerly, Ivy VIP High Income)

Class I shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17[1]
Net asset value, beginning of period	$3.41	$3.48	$3.35	$3.65	$3.73
Income (loss) from investment operations:
Net investment income[2]	0.21	0.21	0.24	0.23	0.16
Net realized and unrealized gain (loss)	(0.01)	(0.03)	0.13	(0.29)	(0.03)
Total from investment operations	0.20	0.18	0.37	(0.06)	0.13
Less dividends and distributions from:
Net investment income	(0.21)	(0.25)	(0.24)	(0.24)	(0.21)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.21)	(0.25)	(0.24)	(0.24)	(0.21)
Net asset value, end of period	$3.40	$3.41	$3.48	$3.35	$3.65
Total return[3]	6.33%	6.30%	11.49%	(1.86% )	3.42%
Ratios and supplemental data:
Net assets, end of period (in millions)	$19	$20	$27	$44	$56
Ratio of expenses to average net assets	0.67%	0.69%	0.67%	0.66%	0.66%	[5]
Ratio of expenses to average net assets prior to fees waived[4]	‑	‑	‑	0.66%	‑
Ratio of net investment income to average net assets	6.11%	6.54%	6.82%	6.50%	6.53%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	‑	‑	‑	6.50%	‑
Portfolio turnover	54%	52%	35%	42%	52%	[6]

[1]	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

Financial highlights

Delaware Ivy VIP High Income (formerly, Ivy VIP High Income)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$3.40	$3.47	$3.34	$3.64	$3.61
Income (loss) from investment operations:
Net investment income[1]	0.20	0.20	0.23	0.22	0.23
Net realized and unrealized gain (loss)	0.00*	(0.03)	0.13	(0.29)	0.01
Total from investment operations	0.20	0.17	0.36	(0.07)	0.24
Less dividends and distributions from:
Net investment income	(0.21)	(0.24)	(0.23)	(0.23)	(0.21)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.21)	(0.24)	(0.23)	(0.23)	(0.21)
Net asset value, end of period	$3.39	$3.40	$3.47	$3.34	$3.64
Total return[2]	6.06%	6.03%	11.19%	-2.11%	6.68%
Ratios and supplemental data:
Net assets, end of period (in millions)	$892	$859	$859	$803	$887
Ratio of expenses to average net assets	0.92%	0.94%	0.92%	0.91%	0.91%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	5.85%	6.28%	6.57%	6.27%	6.22%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	54%	52%	35%	42%	52%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Limited-Term Bond (formerly, Ivy VIP Limited-Term Bond)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.01	$4.95	$4.84	$4.88	$4.89
Income (loss) from investment operations:
Net investment income[1]	0.05	0.08	0.09	0.09	0.08
Net realized and unrealized gain (loss)	(0.07)	0.12	0.11	(0.05)	(0.01)
Total from investment operations	(0.02)	0.20	0.20	0.04	0.07
Less dividends and distributions from:
Net investment income	(0.08)	(0.14)	(0.09)	(0.08)	(0.08)
Net realized gain	(0.02)	‑	‑	‑	‑
Total dividends and distributions	(0.10)	(0.14)	(0.09)	(0.08)	(0.08)
Net asset value, end of period	$4.89	$5.01	$4.95	$4.84	$4.88
Total return[2]	-0.49%	4.14%	4.23%	0.78%	1.40%
Ratios and supplemental data:
Net assets, end of period (in millions)	$391	$430	$453	$542	$443
Ratio of expenses to average net assets	0.79%	0.81%	0.79%	0.79%	0.80%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.05%	1.60%	1.89%	1.91%	1.62%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	48%	74%	54%	53%	55%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Global Equity Income (formerly, Ivy VIP Global Equity Income)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$6.02	$6.01	$6.89	$8.58	$7.79
Income (loss) from investment operations:
Net investment income[1]	0.14	0.12	0.16	0.16	0.13
Net realized and unrealized gain (loss)	0.87	0.03	1.17	(1.07)	1.03
Total from investment operations	1.01	0.15	1.33	(0.91)	1.16
Less dividends and distributions from:
Net investment income	(0.14)	(0.14)	(0.22)	(0.14)	(0.10)
Net realized gain	‑	‑	(1.99)	(0.64)	(0.27)
Total dividends and distributions	(0.14)	(0.14)	(2.21)	(0.78)	(0.37)
Net asset value, end of period	$6.89	$6.02	$6.01	$6.89	$8.58
Total return[2]	16.97%	3.15%	23.15%	-11.68%	15.56%
Ratios and supplemental data:
Net assets, end of period (in millions)	$294	$315	$297	$284	$527
Ratio of expenses to average net assets	1.01%	1.03%	1.02%	1.01%	1.00%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	2.14	2.19	2.52	2.01	1.60
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	109%	73%	39%	93%	35%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Global Growth (formerly, Ivy VIP Global Growth)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$4.29	$3.58	$8.67	$9.87	$8.14
Income (loss) from investment operations:
Net investment income[1]	0.02	0.00*	0.02	0.05	0.04
Net realized and unrealized gain (loss)	0.72	0.72	1.45	(0.58)	1.93
Total from investment operations	0.74	0.72	1.47	(0.53)	1.97
Less dividends and distributions from:
Net investment income	—*	(0.01)	(0.06)	(0.05)	—*
Net realized gain	(0.22)	‑	(6.50)	(0.62)	(0.24)
Total dividends and distributions	(0.22)	(0.01)	(6.56)	(0.67)	(0.24)
Net asset value, end of period	$4.81	$4.29	$3.58	$8.67	$9.87
Total return[2]	17.86%	20.58%	25.93%	-6.27%	24.52%
Ratios and supplemental data:
Net assets, end of period (in millions)	$160	$156	$148	$134	$424
Ratio of expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.14%
Ratio of expenses to average net assets prior to fees waived[3]	1.18%	1.23%	1.21%	1.18%	1.17%
Ratio of net investment income to average net assets	0.43%	0.06%	0.41%	0.46%	0.47%
Ratio of net investment income to average net assets prior to fees waived[3]	0.38%	-0.04%	0.33%	0.41%	0.44%
Portfolio turnover	22%	33%	26%	40%	54%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP International Core Equity (formerly, Ivy VIP International Core Equity)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$16.35	$15.65	$14.66	$18.58	$15.30
Income (loss) from investment operations:
Net investment income[1]	0.27	0.16	0.29	0.30	0.23
Net realized and unrealized gain (loss)	2.04	0.88	2.28	(3.45)	3.29
Total from investment operations	2.31	1.04	2.57	(3.15)	3.52
Less dividends and distributions from:
Net investment income	(0.19)	(0.34)	(0.25)	(0.28)	(0.24)
Net realized gain	‑	‑*	(1.33)	(0.49)	‑
Total dividends and distributions	(0.19)	(0.34)	(1.58)	(0.77)	(0.24)
Net asset value, end of period	$18.47	$16.35	$15.65	$14.66	$18.58
Total return[2]	14.18%	7.19%	18.69%	-17.81%	23.16%
Ratios and supplemental data:
Net assets, end of period (in millions)	$621	$649	$699	$676	$835
Ratio of expenses to average net assets	1.16%	1.17%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.49%	1.10%	1.93%	1.70%	1.33%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	81%	82%	69%	51%	59%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Asset Strategy (formerly, Ivy VIP Asset Strategy)

Class I shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17[1]
Net asset value, beginning of period	$10.45	$9.50	$8.29	$9.37	$8.57
Income (loss) from investment operations:
Net investment income[2]	0.08	0.17	0.20	0.18	0.08
Net realized and unrealized gain (loss)	1.01	1.16	1.63	(0.67)	0.88
Total from investment operations	1.09	1.33	1.83	(0.49)	0.96
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.23)	(0.20)	(0.16)
Net realized gain	(1.14)	(0.16)	(0.39)	(0.39)	‑
Total dividends and distributions	(1.34)	(0.38)	(0.62)	(0.59)	(0.16)
Net asset value, end of period	$10.20	$10.45	$9.50	$8.29	$9.37
Total return[3]	10.72%	14.16%	22.08%	-5.20%	11.16%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	‑*	$1	‑*	‑*
Ratio of expenses to average net assets	0.65%	0.77%	0.77%	0.78%	0.74%	[5]
Ratio of expenses to average net assets prior to fees waived[4]	0.75%	‑	0.77%	0.78%	‑
Ratio of net investment income to average net assets	0.76%	1.83%	2.19%	1.91%	1.30%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	0.66%	‑	2.19%	1.91%	‑
Portfolio turnover	56%	44%	46%	58%	39%	[6]

*	Not shown due to rounding.
[1]	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

Financial highlights

Delaware Ivy VIP Asset Strategy (formerly, Ivy VIP Asset Strategy)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$10.44	$9.50	$8.29	$9.37	$8.04
Income (loss) from investment operations:
Net investment income[1]	0.07	0.15	0.18	0.16	0.03
Net realized and unrealized gain (loss)	1.00	1.15	1.62	(0.67)	1.44
Total from investment operations	1.07	1.30	1.80	(0.51)	1.47
Less dividends and distributions from:
Net investment income	(0.18)	(0.20)	(0.20)	(0.18)	(0.14)
Net realized gain	(1.14)	(0.16)	(0.39)	(0.39)	‑
Total dividends and distributions	(1.32)	(0.36)	(0.59)	(0.57)	(0.14)
Net asset value, end of period	$10.19	$10.44	$9.50	$8.29	$9.37
Total return[2]	10.44%	13.88%	21.78%	-5.44%	18.27%
Ratios and supplemental data:
Net assets, end of period (in millions)	$743	$764	$772	$753	$936
Ratio of expenses to average net assets	0.90%	1.02%	1.02%	1.03%	1.02%
Ratio of expenses to average net assets prior to fees waived[3]	1.01%	‑	‑	‑	‑
Ratio of net investment income to average net assets	0.64%	1.60%	1.94%	1.65%	0.35%
Ratio of net investment income to average net assets prior to fees waived[3]	0.53%	‑	‑	‑	‑
Portfolio turnover	56%	44%	46%	58%	39%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Balanced (formerly, Ivy VIP Balanced)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$8.71	$8.22	$7.46	$7.95	$7.47
Income (loss) from investment operations:
Net investment income[1]	0.05	0.09	0.11	0.12	0.12
Net realized and unrealized gain (loss)	1.29	0.94	1.44	(0.36)	0.70
Total from investment operations	1.34	1.03	1.55	(0.24)	0.82
Less dividends and distributions from:
Net investment income	(0.09)	(0.11)	(0.14)	(0.13)	(0.12)
Net realized gain	(0.57)	(0.43)	(0.65)	(0.12)	(0.22)
Total dividends and distributions	(0.66)	(0.54)	(0.79)	(0.25)	(0.34)
Net asset value, end of period	$9.39	$8.71	$8.22	$7.46	$7.95
Total return[2]	15.97%	14.11%	22.09%	-3.24%	11.37%
Ratios and supplemental data:
Net assets, end of period (in millions)	$271	$344	$341	$310	$362
Ratio of expenses to average net assets	1.00%	1.02%	1.01%	1.01%	1.01%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	0.51%	1.13%	1.38%	1.55%	1.54%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	79%	61%	44%	54%	48%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Energy (formerly, Ivy VIP Energy)

Class I shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17[1]
Net asset value, beginning of period	$2.48	$4.02	$3.88	$5.87	$5.84
Income (loss) from investment operations:
Net investment income[2]	0.04	0.04	0.03	0.00*	0.06
Net realized and unrealized gain (loss)	1.02	(1.52)	0.11	(1.99)	0.02
Total from investment operations	1.06	(1.48)	0.14	(1.99)	0.08
Less dividends and distributions from:
Net investment income	(0.06)	(0.06)	‑	‑	(0.05)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.06)	(0.06)	‑	‑	(0.05)
Net asset value, end of period	$3.48	$2.48	$4.02	$3.88	$5.87
Total return[3]	42.33%	-36.67%	3.74%	-33.96%	1.55%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*	‑*	‑*	‑*	‑*
Ratio of expenses to average net assets	0.97%	1.06%	1.04%	0.94%	92%	[4]
Ratio of expenses to average net assets prior to fees waived[4]	‑	1.12%	‑	0.94%	‑
Ratio of net investment income to average net assets	1.20%	1.89%	0.64%	-0.09%	1.70%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	‑	1.83%	‑	-0.09%	‑
Portfolio turnover	119%	54%	21%	37%	22%	[6]

*	Not shown due to rounding.
[1]	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

Delaware Ivy VIP Energy (formerly, Ivy VIP Energy)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$2.48	$4.00	$3.87	$5.87	$6.77
Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.02	(0.02)	0.04
Net realized and unrealized gain (loss)	1.00	(1.52)	0.11	(1.98)	(0.90)
Total from investment operations	1.04	(1.48)	0.13	(2.00)	(0.86)
Less dividends and distributions from:
Net investment income	(0.05)	(0.04)	‑	‑	(0.04)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.05)	(0.04)	‑	‑	(0.04)
Net asset value, end of period	$3.47	$2.48	$4.00	$3.87	$5.87
Total return[2]	42.00%	-36.83%	3.48%	-34.14%	-12.64%
Ratios and supplemental data:
Net assets, end of period (in millions)	$74	$44	$42	$39	$169
Ratio of expenses to average net assets	1.22%	1.31%	1.29%	1.19%	1.19%
Ratio of expenses to average net assets prior to fees waived[3]	‑	1.37%	‑	‑	‑
Ratio of net investment income to average net assets	1.41%	1.62%	0.42%	-0.41%	0.75%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	1.56%	‑	‑	‑
Portfolio turnover	119%	54%	21%	37%	22%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Natural Resources (formerly, Ivy VIP Natural Resources)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$3.30	$3.84	$3.55	$4.63	$4.50
Income (loss) from investment operations:
Net investment income[1]	0.07	0.04	0.07	0.03	0.00*
Net realized and unrealized gain (loss)	0.81	(0.51)	0.26	(1.10)	0.14
Total from investment operations	0.88	(0.47)	0.33	(1.07)	0.14
Less dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.04)	(0.01)	(0.01)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.06)	(0.07)	(0.04)	(0.01)	(0.01)
Net asset value, end of period	$4.12	$3.30	$3.84	$3.55	$4.63
Total return[2]	26.68%	-11.99%	9.46%	-23.23%	2.97%
Ratios and supplemental data:
Net assets, end of period (in millions)	$91	$75	$88	$88	$131
Ratio of expenses to average net assets	1.21%	1.31%	1.24%	1.21%	1.36%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.89%	1.40%	1.88%	0.72%	0.11%
Ratio of net investment income to average net assets prior to fees waived[4]	‑	‑	‑	‑	‑
Portfolio turnover	121%	71%	36%	33%	44%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Science and Technology (formerly, Ivy VIP Science and Technology)

Class I shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17[1]
Net asset value, beginning of period	$36.13	$29.94	$21.91	$27.04	$25.22
Income (loss) from investment operations:
Net investment income[2]	(0.22)	(0.14)	(0.06)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	5.56	10.31	10.95	(1.24)	4.16
Total from investment operations	5.34	10.17	10.89	(1.27)	4.12
Less dividends and distributions from:
Net investment income	‑	‑	‑	‑	‑
Net realized gain	(11.66)	(3.98)	(2.86)	(3.86)	(2.30)
Total dividends and distributions	(11.66)	(3.98)	(2.86)	(3.86)	(2.30)
Net asset value, end of period	$29.81	$36.13	$29.94	$21.91	$27.04
Total return[3]	15.45%	35.70%	49.86%	-5.00%	17.24%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$2	$1	$1	‑*
Ratio of expenses to average net assets	0.89%	0.91%	0.90%	0.91%	0.90%	[5]
Ratio of expenses to average net assets prior to fees waived[4]	‑	‑	‑	0.91%	‑
Ratio of net investment income to average net assets	-0.57%	-0.44%	-0.23%	-0.11%	-0.25%	[5]
Ratio of net investment income to average net assets prior to fees waived[4]	‑	‑	‑	-0.11%	‑
Portfolio turnover	55%	8%	31%	17%	27%	[6]

*	Not shown due to rounding.
[1]	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

Financial highlights

Delaware Ivy VIP Science and Technology (formerly, Ivy VIP Science and Technology)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$35.87	$29.82	$21.84	$27.04	$22.34
Income (loss) from investment operations:
Net investment income[1]	(0.30)	(0.21)	(0.13)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	5.51	10.24	10.90	(1.23)	7.08
Total from investment operations	5.21	10.03	10.77	(1.34)	6.95
Less dividends and distributions from:
Net investment income	‑	‑	‑	‑	‑
Net realized gain	(11.57)	(3.98)	(2.79)	(3.86)	(2.25)
Total dividends and distributions	(11.57)	(3.98)	(2.79)	(3.86)	(2.25)
Net asset value, end of period	$29.51	$35.87	$29.82	$21.84	$27.04
Total return[2]	15.17%	35.36%	49.48%	-5.23%	32.12%
Ratios and supplemental data:
Net assets, end of period (in millions)	$707	$676	$579	$429	$645
Ratio of expenses to average net assets	1.14%	1.16%	1.15%	1.16%	1.15%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets	-0.79%	-0.67%	-0.48%	-0.38%	-0.51%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	55%	8%	31%	17%	27%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy VIP Securian Real Estate Securities (formerly, Ivy VIP Securian Real Estate Securities)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$6.97	$8.05	$6.60	$7.64	$8.40
Income (loss) from investment operations:
Net investment income[1]	0.06	0.07	0.17	0.10	0.11
Net realized and unrealized gain (loss)	2.95	(0.46)	1.43	(0.54)	0.27
Total from investment operations	3.01	(0.39)	1.60	(0.44)	0.38
Less dividends and distributions from:
Net investment income	(0.08)	(0.12)	(0.12)	(0.11)	(0.11)
Net realized gain	(0.13)	(0.57)	(0.03)	(0.49)	(1.03)
Total dividends and distributions	(0.21)	(0.69)	(0.15)	(0.60)	(1.14)
Net asset value, end of period	$9.77	$6.97	$8.05	$6.60	$7.64
Total return[2]	43.68%	-3.13%	24.43%	-5.57%	5.39%
Ratios and supplemental data:
Net assets, end of period (in millions)	$41	$31	$35	$34	$43
Ratio of expenses to average net assets	1.21%	1.37%	1.26%	1.24%	1.22%
Ratio of expenses to average net assets prior to fees waived[3]	1.30%	1.06%	1.35%	1.33%	1.31%
Ratio of net investment income to average net assets	0.71%	1.46%	1.36%	1.45%	1.38%
Ratio of net investment income to average net assets prior to fees waived[3]	0.62%	0.97%	1.27%	1.36%	1.29%
Portfolio turnover	57%	72%	54%	71%	73%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy VIP Pathfinder Aggressive (formerly, Ivy VIP Pathfinder Aggressive)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$4.92	$5.00	$4.60	$5.16	$4.68
Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.07	0.13	0.08
Net realized and unrealized gain (loss)	0.82	0.52	0.92	(0.32)	0.80
Total from investment operations	0.90	0.61	0.99	(0.19)	0.88
Less dividends and distributions from:
Net investment income	(0.09)	(0.07)	(0.14)	(0.09)	(0.05)
Net realized gain	(0.26)	(0.62)	(0.45)	(0.28)	(0.35)
Total dividends and distributions	(0.35)	(0.69)	(0.59)	(0.37)	(0.40)
Net asset value, end of period	$5.47	$4.92	$5.00	$4.60	$5.16
Total return[2]	18.93%	15.70%	23.24%	-4.27%	9.83%
Ratios and supplemental data:
Net assets, end of period (in millions)	$74	$68	$66	$59	$76
Ratio of expenses to average net assets[4]	0.07%	0.12%	0.09%	0.09%	0.07%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	1.62%	1.91%	1.41%	2.49%	1.68%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	18%	21%	18%	51%	20%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Delaware Ivy VIP Pathfinder Moderately Aggressive (formerly, Ivy VIP Pathfinder Moderately Aggressive)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.18	$5.32	$4.98	$5.59	$5.14
Income (loss) from investment operations:
Net investment income[1]	0.10	0.10	0.08	0.13	0.09
Net realized and unrealized gain (loss)	0.75	0.52	0.92	(0.37)	0.74
Total from investment operations	0.85	0.62	1.00	(0.24)	0.83
Less dividends and distributions from:
Net investment income	(0.10)	(0.09)	(0.15)	(0.10)	(0.05)
Net realized gain	(0.27)	(0.67)	(0.51)	(0.27)	(0.33)
Total dividends and distributions	(0.37)	(0.76)	(0.66)	(0.37)	(0.38)
Net asset value, end of period	$5.66	$5.18	$5.32	$4.98	$5.59
Total return[2]	16.88%	15.12%	21.40%	-4.71%	16.72%
Ratios and supplemental data:
Net assets, end of period (in millions)	$777	$799	$829	$838	$1,052
Ratio of expenses to average net assets[4]	0.03%	0.04%	0.03%	0.03%	0.03%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	1.88%	2.02%	1.56%	2.35%	1.66%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	17%	20%	19%	39%	20%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Financial highlights

Delaware Ivy VIP Pathfinder Moderate (formerly, Ivy VIP Pathfinder Moderate)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.15	$5.19	$4.89	$5.40	$5.02
Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.08	0.12	0.07
Net realized and unrealized gain (loss)	0.61	0.51	0.79	(0.31)	0.64
Total from investment operations	0.72	0.61	0.87	(0.19)	0.71
Less dividends and distributions from:
Net investment income	(0.11)	(0.09)	(0.14)	(0.08)	(0.04)
Net realized gain	(0.25)	(0.56)	(0.43)	(0.24)	(0.29)
Total dividends and distributions	(0.36)	(0.65)	(0.57)	(0.32)	(0.33)
Net asset value, end of period	$5.51	$5.15	$5.19	$4.89	$5.40
Total return[2]	14.66%	14.35%	19.05%	-3.90%	14.70%
Ratios and supplemental data:
Net assets, end of period (in millions)	$635	$656	$680	$703	$877
Ratio of expenses to average net assets[4]	0.03%	0.04%	0.04%	0.03%	0.03%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	2.05%	2.05%	1.62%	2.26%	1.30%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	18%	21%	17%	36%	22%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Delaware Ivy VIP Pathfinder Moderately Conservative (formerly, Ivy VIP Pathfinder Moderately Conservative)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.26	$5.22	$4.90	$5.32	$4.99
Income (loss) from investment operations:
Net investment income[1]	0.12	0.10	0.08	0.11	0.06
Net realized and unrealized gain (loss)	0.51	0.50	0.70	(0.24)	0.56
Total from investment operations	0.63	0.60	0.78	(0.13)	0.62
Less dividends and distributions from:
Net investment income	(0.11)	(0.10)	(0.12)	(0.07)	(0.04)
Net realized gain	(0.25)	(0.46)	(0.34)	(0.22)	(0.25)
Total dividends and distributions	(0.36)	(0.56)	(0.46)	(0.29)	(0.29)
Net asset value, end of period	$5.53	$5.26	$5.22	$4.90	$5.32
Total return[2]	12.37%	13.52%	16.85%	-2.67%	12.77%
Ratios and supplemental data:
Net assets, end of period (in millions)	$187	$195	$202	$205	$251
Ratio of expenses to average net assets[4]	0.04%	0.06%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	2.17%	2.09%	1.67%	2.07%	1.22%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	20%	25%	18%	34%	24%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Financial highlights

Delaware Ivy VIP Pathfinder Conservative (formerly, Ivy VIP Pathfinder Conservative)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.31	$5.15	$4.83	$5.16	$4.90
Income (loss) from investment operations:
Net investment income[1]	0.13	0.10	0.09	0.10	0.05
Net realized and unrealized gain (loss)	0.39	0.49	0.59	(0.20)	0.46
Total from investment operations	0.52	0.59	0.68	(0.10)	0.51
Less dividends and distributions from:
Net investment income	(0.10)	(0.09)	(0.10)	(0.06)	(0.04)
Net realized gain	(0.23)	(0.34)	(0.26)	(0.17)	(0.21)
Total dividends and distributions	(0.33)	(0.43)	(0.36)	(0.23)	(0.25)
Net asset value, end of period	$5.50	$5.31	$5.15	$4.83	$5.16
Total return[2]	10.18%	12.67%	14.66%	-1.93%	10.51%
Ratios and supplemental data:
Net assets, end of period (in millions)	$110	$112	$99	$94	$109
Ratio of expenses to average net assets[4]	0.06%	0.08%	0.07%	0.07%	0.06%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	2.32%	2.02%	1.71%	1.89%	1.06%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	27%	41%	31%	39%	30%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Delaware Ivy VIP Pathfinder Moderate ‑ Managed Volatility (formerly, Ivy VIP Pathfinder Moderate ‑ Managed Volatility)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.77	$5.84	$5.33	$5.78	$5.25
Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.08	0.11	0.06
Net realized and unrealized gain (loss)	0.62	0.34	0.82	(0.33)	0.65
Total from investment operations	0.73	0.44	0.90	(0.22)	0.71
Less dividends and distributions from:
Net investment income	(0.10)	(0.08)	(0.11)	(0.06)	(0.03)
Net realized gain	(0.07)	(0.43)	(0.28)	(0.17)	(0.15)
Total dividends and distributions	(0.17)	(0.51)	(0.39)	(0.23)	(0.18)
Net asset value, end of period	$6.33	$5.77	$5.84	$5.33	$5.78
Total return[2]	12.99%	9.07%	17.32%	-4.00%	13.80%
Ratios and supplemental data:
Net assets, end of period (in millions)	$530	$729	$707	$606	$600
Ratio of expenses to average net assets[4]	0.22%	0.23%	0.23%	0.23%	0.23%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	1.87%	1.78%	1.39%	2.00%	1.07%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	19%	42%	9%	28%	21%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Financial highlights

Delaware Ivy VIP Pathfinder Moderately Aggressive ‑ Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Aggressive ‑ Managed Volatility)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.46	$5.63	$5.15	$5.66	$5.06
Income (loss) from investment operations:
Net investment income[1]	0.09	0.09	0.07	0.11	0.07
Net realized and unrealized gain (loss)	0.73	0.33	0.88	(0.37)	0.71
Total from investment operations	0.82	0.42	0.95	(0.26)	0.78
Less dividends and distributions from:
Net investment income	(0.09)	(0.07)	(0.12)	(0.07)	(0.02)
Net realized gain	(0.08)	(0.52)	(0.35)	(0.18)	(0.16)
Total dividends and distributions	(0.17)	(0.59)	(0.47)	(0.25)	(0.18)
Net asset value, end of period	$6.11	$5.46	$5.63	$5.15	$5.66
Total return[2]	15.24%	9.71%	19.29%	-4.75%	15.70%
Ratios and supplemental data:
Net assets, end of period (in millions)	$102	$96	$93	$84	$92
Ratio of expenses to average net assets[4]	0.26%	0.29%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	1.58%	1.68%	1.32%	2.04%	1.38%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	18%	41%	16%	37%	19%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Delaware Ivy VIP Pathfinder Moderately Conservative ‑ Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Conservative ‑ Managed Volatility)

Class II shares	12/31/21	12/31/20	12/31/19	12/31/18	Year ended 12/31/17
Net asset value, beginning of period	$5.64	$5.58	$5.19	$5.55	$5.10
Income (loss) from investment operations:
Net investment income[1]	0.12	0.09	0.08	0.10	0.05
Net realized and unrealized gain (loss)	0.47	0.39	0.66	(0.24)	0.53
Total from investment operations	0.59	0.48	0.74	(0.14)	0.58
Less dividends and distributions from:
Net investment income	(0.09)	(0.08)	(0.10)	(0.05)	(0.02)
Net realized gain	(0.12)	(0.34)	(0.25)	(0.17)	(0.11)
Total dividends and distributions	(0.21)	(0.42)	(0.35)	(0.22)	(0.13)
Net asset value, end of period	$6.02	$5.64	$5.58	$5.19	$5.55
Total return[2]	10.72%	9.61	14.89%	-2.90%	11.84%
Ratios and supplemental data:
Net assets, end of period (in millions)	$40	$86	$80	$73	$74
Ratio of expenses to average net assets[4]	0.26%	0.30%	0.27%	0.29%	0.27%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Ratio of net investment income to average net assets[4]	2.06%	1.77%	1.45%	1.79%	0.96%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	24%	45%	14%	28%	26%

[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4]	Does not include expenses of underlying Ivy VIP Portfolios or unaffiliated Portfolios in which the Portfolio invests.

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a portfolios' investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a portfolio. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a portfolios' portfolio, less any liabilities, that are attributable to that class of the portfolio.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a portfolio pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a portfolios' portfolio. A turnover rate of 100% would occur if, for example, a portfolio bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Additional information

Contact information (until on or about June 24, 2022)

Delaware Distributors, L.P.

6301 Glenwood Street

Overland Park, Kansas 66202

913 236-2000

888 923-3355

Contact information (after on or about June 24, 2022)

Website: delawarefunds.com

Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

For fund information, literature, price, yield, and performance figures.

For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

Until on or about June 24, 2022:

Additional information about the Portfolios' investments is available in their annual and semiannual shareholder reports. In the Portfolios' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the period covered by the report. You can find more information about the Portfolios in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To request a copy of a Portfolio's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Portfolio or Delaware Distributors, L.P. at the address and telephone number above. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at delawarefunds.com. Information about the Portfolios (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

After on or about June 24, 2022:

Additional information about the Portfolios’ investments is available in its annual and semiannual shareholder reports. In the Portfolios’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the period covered by the report. You can find more information about the Portfolios in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Portfolios, write to us at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Portfolios’ website at delawarefunds.com/vip-literature. The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Portfolios on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-05017

VIPPRO 4/22

Statement of Additional Information

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Core Equity (formerly, Ivy VIP Core Equity)		Class II
Delaware Ivy VIP Growth (formerly, Ivy VIP Growth)		Class II
Delaware Ivy VIP Mid Cap Growth (formerly, Ivy VIP Mid Cap Growth)	Class I	Class II
Delaware Ivy VIP Smid Cap Core (formerly, Ivy VIP Small Cap Core)		Class II
Delaware Ivy VIP Small Cap Growth (formerly, Ivy VIP Small Cap Growth)	Class I	Class II
Delaware Ivy VIP Value (formerly, Ivy VIP Value)		Class II
Delaware Ivy VIP Corporate Bond (formerly, Ivy VIP Corporate Bond)		Class II
Delaware Ivy VIP High Income (formerly, Ivy VIP High Income)	Class I	Class II
Delaware Ivy VIP Limited-Term Bond (formerly, Ivy VIP Limited-Term Bond)		Class II
Delaware Ivy VIP Global Equity Income (formerly, Ivy VIP Global Equity Income)		Class II
Delaware Ivy VIP Global Growth (formerly, Ivy VIP Global Growth)		Class II
Delaware Ivy VIP International Core Equity (formerly, Ivy VIP International Core Equity)		Class II
Delaware Ivy VIP Asset Strategy (formerly, Ivy VIP Asset Strategy)	Class I	Class II
Delaware Ivy VIP Balanced (formerly, Ivy VIP Balanced)		Class II
Delaware Ivy VIP Energy (formerly, Ivy VIP Energy)	Class I	Class II
Delaware Ivy VIP Natural Resources (formerly, Ivy VIP Natural Resources)		Class II
Delaware Ivy VIP Science and Technology (formerly, Ivy VIP Science and Technology)	Class I	Class II
Delaware Ivy VIP Securian Real Estate Securities (formerly, Ivy VIP Securian Real Estate Securities)		Class II
Delaware Ivy VIP Pathfinder Aggressive (formerly, Ivy VIP Pathfinder Aggressive)		Class II
Delaware Ivy VIP Pathfinder Moderately Aggressive (formerly, Ivy VIP Pathfinder Moderately Aggressive)		Class II
Delaware Ivy VIP Pathfinder Moderate (formerly, Ivy VIP Pathfinder Moderate)		Class II
Delaware Ivy VIP Pathfinder Moderately Conservative (formerly, Ivy VIP Pathfinder Moderately Conservative)		Class II
Delaware Ivy VIP Pathfinder Conservative (formerly, Ivy VIP Pathfinder Conservative)		Class II
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility (formerly, Ivy VIP Pathfinder Moderate — Managed Volatility)		Class II
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility)		Class II
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Conservative — Managed Volatility)		Class II

April 29, 2022

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 (regular mail)

Ivy Variable Insurance Portfolios (the “Trust”) is an open-end management investment company that currently consists of 26 separate portfolios, which are listed above (each, a Portfolio and collectively, the Portfolios). This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”) of the Portfolios, dated April 29, 2022, as it may be amended from time to time.

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at delawarefunds.com; by writing or calling your financial advisor; or by contacting the Portfolios’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address or by calling 888 923-3355 (800 523-1918 on or about June 24, 2022). The Portfolios’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Portfolios’ annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355 (800 523-1918 on or about June 24, 2022). Copies of the Annual and/or Semiannual Reports also are available at delawarefunds.com/literature.

VIPSAI 4/22

VIPSAI 4/22

2

Organization and Classification

This SAI describes the Portfolios, which are series of the Trust. Each Portfolio currently offers Class II shares. Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology and Delaware Ivy VIP Small Cap Growth currently also offer Class I shares. All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Portfolios, except where noted. The Portfolios' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Portfolios as described under “Investment Manager and Other Service Providers.”

Organization

The Trust was organized as a Delaware statutory trust on January 15, 2009, and is the successor to Ivy Funds Variable Insurance Portfolios, Inc., a Maryland corporation organized on December 2, 1986 (Corporation), pursuant to a reorganization on April 30, 2009. Each Portfolio is a series of the Trust and the successor to the corresponding series of the Corporation, except for Delaware Ivy VIP Limited-Term Bond, which commenced operations on August 23, 2010, and Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (each, a Managed Volatility Portfolio), which commenced operations on July 31, 2013. Prior to September 30, 2016, the name of each Portfolio then in existence began with “Ivy Funds VIP,” (e.g., Ivy Funds VIP Asset Strategy).

In addition:

• Prior to January 1, 2015, Ivy VIP Global Growth was known as Ivy Funds VIP International Growth.

• Prior to April 28, 2017, Ivy VIP Natural Resources was known as Ivy VIP Global Natural Resources, Ivy VIP Advantus Real Estate Securities was known as Ivy VIP Real Estate Securities and Ivy VIP Small Cap Core was known as Ivy VIP Small Cap Value.

• Prior to April 30, 2018, Ivy VIP Corporate Bond was known as Ivy VIP Bond and Ivy VIP Securian Real Estate Securities was known as Ivy VIP Advantus Real Estate Securities.

• Also prior to April 30, 2018, Ivy VIP Global Equity Income was known as Ivy VIP Dividend Opportunities; on that date the Portfolio changed its name, investment objective and principal investment strategies to invest primarily in equity securities that are issued by companies of any size, located largely in developed markets around the world.

Effective July 1, 2021, each Portfolio (hereinafter, the Portfolios along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the prior investment adviser of the Trust (the “Transaction”) as follows:

Former Name	New Name
Ivy VIP Core Equity	Delaware Ivy VIP Core Equity
Ivy VIP Growth	Delaware Ivy VIP Growth
Ivy VIP Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth
Ivy VIP Small Cap Core	Delaware Ivy VIP Small Cap Core
Ivy VIP Small Cap Growth	Delaware Ivy VIP Small Cap Growth
Ivy VIP Value	Delaware Ivy VIP Value
Ivy VIP Corporate Bond	Delaware Ivy VIP Corporate Bond
Ivy VIP High Income	Delaware Ivy VIP High Income
Ivy VIP Limited-Term Bond	Delaware Ivy VIP Limited-Term Bond
Ivy VIP Global Equity Income	Delaware Ivy VIP Global Equity Income
Ivy VIP Global Growth	Delaware Ivy VIP Global Growth
Ivy VIP International Core Equity	Delaware Ivy VIP International Core Equity
Ivy VIP Asset Strategy	Delaware Ivy VIP Asset Strategy
Ivy VIP Balanced	Delaware Ivy VIP Balanced
Ivy VIP Energy	Delaware Ivy VIP Energy
Ivy VIP Natural Resources	Delaware Ivy VIP Natural Resources
Ivy VIP Science and Technology	Delaware Ivy VIP Science and Technology
Ivy VIP Securian Real Estate Securities	Delaware Ivy VIP Securian Real Estate Securities

VIPSAI 4/22

3

Organization

Former Name	New Name
Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Aggressive
Ivy VIP Pathfinder Moderately Aggressive	Delaware Ivy VIP Pathfinder Moderately Aggressive
Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderate
Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderately Conservative
Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Conservative
Ivy VIP Pathfinder Moderate — Managed Volatility	Delaware Ivy VIP Pathfinder Moderate — Managed Volatility
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Effective November 15, 2021, Delaware Ivy VIP Small Cap Core changed its name to Delaware Ivy VIP Smid Cap Core.

Classification

Each Portfolio is an open-end management investment company and a series of the Trust.

Each of the Portfolios (other than Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP Natural Resources and Delaware Ivy VIP Science and Technology) is “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Portfolio may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).

Each of Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP Natural Resources and Delaware Ivy VIP Science and Technology is “non-diversified” as defined in the 1940 Act. This means that each of those Portfolios may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

Investment Objective, Restrictions, and Policies

Investment Objective

Each Portfolios' investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Portfolios' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Portfolio. For this purpose, shareholder approval for a Portfolio means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) 67% or more of the Portfolio's voting securities present at the meeting, if more than 50% of the Portfolio's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Portfolio (unless otherwise specified):

1. The Portfolio may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. The Portfolio may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. The Portfolio may not engage in the business of underwriting securities except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. For each Portfolio except Delaware Ivy VIP Energy, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology and Delaware Ivy VIP Securian Real Estate Securities:

The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the

VIPSAI 4/22

4

1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

For Delaware Ivy VIP Energy: Under normal market conditions, Delaware Ivy VIP Energy will concentrate its investments in the energy industry.

For Delaware Ivy VIP Natural Resources: Under normal market conditions, Delaware Ivy VIP Natural Resources will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

For Delaware Ivy VIP Science and Technology: Under normal market conditions, Delaware Ivy VIP Science and Technology will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

For Delaware Ivy VIP Securian Real Estate Securities: Under normal market conditions, Delaware Ivy VIP Securian Real Estate Securities will concentrate its investments in the real estate or real estate-related industry.

5. The Portfolio may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Portfolio may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Portfolio from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

7. The Portfolio may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”) and may be changed by the Board without shareholder approval:

1. Investment in other investment companies:

Each Portfolio may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, except that a Portfolio in which a Pathfinder Portfolio or a Managed Volatility Portfolio invests may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

2. Investment in illiquid securities:

Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

3. Investment in debt securities:

Each of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Energy, Delaware Ivy VIP Global Equity Income, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Smid Cap Core, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Value does not currently intend to invest more than 10% of its total assets in non-investment grade debt securities.

Delaware Ivy VIP Asset Strategy may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Delaware Ivy VIP Balanced, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Limited-Term Bond and Delaware Ivy VIP Science and Technology may not invest more than 20% of its total assets in non-investment grade debt securities.

4. Investment in foreign securities:

Delaware Ivy VIP Corporate Bond may not invest more than 20% of its total assets in foreign securities.

Delaware Ivy VIP Limited-Term Bond may only invest in U.S. dollar-denominated securities issued by U.S. and foreign issuers.

Each of Delaware Ivy VIP Balanced, Delaware Ivy VIP Core Equity, Delaware Ivy VIP Growth, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Small Cap Core, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Value may not invest more than 25% of its total assets in foreign securities.

5. Investment in Financial Instruments:

Each Portfolio may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6. Diversification:

VIPSAI 4/22

5

Investment Objective, Restrictions, and Policies

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Portfolio (other than Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP Natural Resources and Delaware Ivy VIP Science and Technology) may not with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

7. Other Current Restrictions:

Notwithstanding the foregoing investment limitations, each of the Pathfinder Portfolios and Managed Volatility Portfolios may invest in Underlying Funds that have adopted investment limitations that may be more or less restrictive than those listed above for the Pathfinder Portfolios and Managed Volatility Portfolios. Therefore, the Pathfinder Portfolios and Managed Volatility Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Pathfinder Portfolio’s and Managed Volatility Portfolio’s investment program as set forth in the Prospectus, a Pathfinder Portfolio and a Managed Volatility Portfolio may invest more than 25% of its net assets in any one Underlying Fund. However, each Underlying Fund in which a Pathfinder Portfolio or a Managed Volatility Portfolio may invest will not invest more than 25% of its total assets in any one industry.

All Portfolios. An investment policy or restriction that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and restrictions.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Portfolios' respective investment objective. The Portfolios are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Portfolios' respective investment objective. The Portfolios will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Portfolios' respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Portfolios' portfolio. A turnover rate of 100% would occur, for example, if all of a Portfolios' investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Portfolios' shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Portfolio may hold securities for any period of time.

For the fiscal years ended December 31, 2020 and 2021, the Portfolios’ portfolio turnover rates were as follows:

VIPSAI 4/22

6

Portfolio	2020	2021
Delaware Ivy VIP Core Equity	58%	29%
Delaware Ivy VIP Growth	29%	22%
Delaware Ivy VIP Mid Cap Growth	25%	27%
Delaware Ivy VIP Smid Cap Core	145%	79%
Delaware Ivy VIP Small Cap Growth	50%	48%
Delaware Ivy VIP Value	63%	41%
Delaware Ivy VIP Corporate Bond	95%	85%
Delaware Ivy VIP High Income	52%	54%
Delaware Ivy VIP Limited-Term Bond	74%	48%
Delaware Ivy VIP Global Equity Income	73%	109%
Delaware Ivy VIP Global Growth	33%	22%
Delaware Ivy VIP International Core Equity	82%	81%
Delaware Ivy VIP Asset Strategy	44%	56%
Delaware Ivy VIP Balanced	61%	79%
Delaware Ivy VIP Energy	54%	119%
Delaware Ivy VIP Natural Resources	71%	121%
Delaware Ivy VIP Science and Technology	8%	55%
Delaware Ivy VIP Securian Real Estate Securities	72%	57%
Delaware Ivy VIP Pathfinder Aggressive	21%	18%
Delaware Ivy VIP Pathfinder Moderately Aggressive	20%	17%
Delaware Ivy VIP Pathfinder Moderate	21%	18%
Delaware Ivy VIP Pathfinder Moderately Conservative	25%	20%
Delaware Ivy VIP Pathfinder Conservative	41%	27%
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	42%	19%
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	41%	18%
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	45%	24%

Investment Strategies and Risks

The Portfolios' investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Portfolios' investment strategies and risks that are included in the Prospectus. The Portfolios' investment strategies are nonfundamental and may be changed without shareholder approval.

Delaware Ivy VIP Pathfinder Portfolios and Managed Volatility Portfolios

Each of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, and Delaware Ivy VIP Pathfinder Conservative (each, a Pathfinder Portfolio) and each Managed Volatility Portfolio is a fund of funds. Each invests primarily in a combination of other Portfolios that are not fund of funds (Underlying Funds), as described in the Prospectus.

Each Managed Volatility Portfolio also allocates a portion of its assets in a volatility management strategy that is intended to manage the volatility of the Managed Volatility Portfolio’s equity returns.

Other Direct Investments of the Pathfinder Portfolios and the Managed Volatility Portfolios

VIPSAI 4/22

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Investment Strategies and Risks

Each Pathfinder Portfolio and Managed Volatility Portfolio may invest directly in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal circumstances, each Pathfinder Portfolio and each Managed Volatility Portfolio anticipates investments in these securities and instruments to be minimal.

The volatility management strategy of each Managed Volatility Portfolio is managed by an investment subadviser, Securian Asset Management, Inc. (Securian AM), through investments in exchange-traded futures contracts on certain equity indices.

Securities — General

The main types of securities in which a Portfolio may invest, subject to its investment policies and restrictions, include common stocks, preferred stocks, debt securities, and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio invests may include preferred stock that converts into common stock. A Portfolio also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Portfolio. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Portfolio may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Portfolio will treat unrated securities determined by the Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Portfolio to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used.

While credit ratings are only one factor the Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Portfolio may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity- linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Portfolio may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a

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Portfolio is called for redemption, such Portfolio will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Portfolio to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Portfolio also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Portfolio also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Portfolio.

Specific Securities and Investment Practices - each Portfolio except the Pathfinder Portfolios and the Managed Volatility Portfolios (except as noted herein)

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Portfolio may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Portfolio’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Portfolio. Each Portfolio’s investments in certificates of deposit of savings associations are limited to obligations of federal or state- chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Portfolio may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

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Investment Strategies and Risks

Each Portfolio may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense the Portfolio would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Portfolio does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Portfolio may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Portfolios will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Portfolio’s initial investment, and the Portfolio may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Portfolio may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Portfolio’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

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Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Portfolio’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, in certain identified circumstances, a different country designation may be warranted. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Portfolio may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Portfolios may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Portfolio may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Portfolio as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio’s custodian values the Portfolio’s assets daily in terms of US dollars, the Portfolio does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Portfolio will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Portfolio’s use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Portfolio may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Portfolio’s share price may have a low correlation with movements in US markets. Each Portfolio’s share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Portfolio’s investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Portfolio’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Portfolio.

A Portfolio usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, a Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

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Investment Strategies and Risks

Unless a Portfolio contains an alternative definition of an emerging market country in its prospectus, the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Portfolio’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, in certain identified circumstances, a different country designation may be warranted under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which a Portfolio may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the US dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Portfolio may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Portfolio in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Portfolio to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Portfolio (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Portfolio, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Portfolio may not acquire an “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e- 4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market

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value of the investment. The Board has adopted a liquidity risk management program on behalf of the Portfolio’s that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Portfolio’s and categorizing the Portfolio’s portfolio investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Manager believes that, at times, it is in the best interest of a Portfolio to be able to invest in illiquid securities up to the maximum amount allowable under the Portfolio’s investment restriction on illiquid investments. See Investment Objective, Restrictions, and Policies — Nonfundamental Investment Restrictions. The Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Portfolio may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Portfolio.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Portfolio’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings (IPOs)

Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A

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Investment Strategies and Risks

Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Portfolio’s portfolio as the Portfolio’s assets increase (and thus have a more limited effect on the Portfolio’s performance).

Investment Company Securities

Each Portfolio may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Portfolio acquires shares of an investment company, the Portfolio’s shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Portfolio may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Portfolios otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A Portfolio will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Portfolio may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Portfolio invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Portfolio will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Portfolio may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). For example, a Portfolio may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Portfolio’s investment objective(s) as determined by the Manager. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Portfolio’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead

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of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Portfolio).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Portfolio’s assets to track the return of a particular stock index Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market- wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Portfolio may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Portfolio’s securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Portfolio makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not loaned the securities. The Portfolio also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Portfolio in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Portfolio must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter.

The Portfolio’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio’s custodian bank) must be satisfactory to the Manager. The Portfolio will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within 5 business days after the Portfolio gives notice to do so. If the Portfolio loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Portfolio may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Portfolio is not able to recover the securities loaned, the Portfolio may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Portfolio will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Portfolio to greater market risk including losses on the collateral and, should the Portfolio need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Line of Credit

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Investment Strategies and Risks

The Portfolios, along with certain other funds in the Delaware Funds (“Participants”), have entered into a $355 million revolving line of credit, as amended, intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants pay all arrangement and set-up fees and commitment fees. The Participants had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

Investments in Chinese Securities

Certain Portfolios may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Portfolio may not be able to dispose of its China A- shares in a timely manner, which could adversely affect the Portfolio’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Portfolio also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Portfolio cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Portfolio may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Portfolio holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Portfolio’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities.

Furthermore, because dividends declared by a Portfolio will be declared in US dollars and underlying payments received by the Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.

Also, investing in China carries certain political and economic risks. The value of a Portfolio’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the US economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity

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to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Portfolio may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Portfolio purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Portfolio may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Portfolio to receive scheduled interest or principal payments on a loan would adversely affect the income of the Portfolio and would likely reduce the value of its assets, which would be reflected in a reduction in the Portfolio’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Portfolio will invest, however, the Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Portfolio will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Portfolio’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Portfolio may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Portfolio will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Portfolio may hold investments in loans for a very short period of time when opportunities to resell the investments that the Manager believes are attractive arise.

Certain of the loans acquired by a Portfolio may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Portfolio is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Portfolio to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Portfolio.

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Investment Strategies and Risks

Possession of such information may in some instances occur despite the Manager’s efforts to avoid such possession, but in other instances, the Manager may choose to receive such information (e.g., in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Manager’s ability to trade in these loans for the account of a Portfolio could potentially be limited by its possession of such information. Such limitations on the Manager’s ability to trade could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Manager may owe conflicting fiduciary duties to the Portfolio and other client accounts. The Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Manager’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly-traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter (OTC) market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than 7 days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Portfolio’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

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There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated US bank, the Prime Rate of a designated US bank, the federal funds rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or federal funds rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Portfolio limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Portfolio and the borrower, if the participation interest does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, a Portfolio, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Portfolio may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio seeks to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

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Investment Strategies and Risks

Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Portfolio limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Portfolio generally will treat the borrower as the issuer of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Portfolio may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Portfolio is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Portfolio’s investment in listed private equity companies and funds subjects the Portfolio’s shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Portfolio’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Portfolio may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Portfolio may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Portfolio’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable

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unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Portfolio, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Portfolio may be in the form of loans, notes or bonds. If the loan is secured, a Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio.

Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Portfolio performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Portfolio’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Portfolio may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Portfolio may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Portfolio incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships (MLPs)

Subject to its investment policies and restrictions, a Portfolio may invest in MLPs. An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the entity level, subject to the application of certain partnership audit rules. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly-traded partnership” (QPTP), which many MLPs are treated as for federal tax purposes, is “qualifying income” for an entity (such as a Portfolio) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Distributions and Taxes ‑ Taxes for additional information regarding the tax consequences of a Portfolio’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

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Investment Strategies and Risks

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations (CMOs). Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The US government mortgage-backed securities in which a Portfolio may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage- backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the US government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the US government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. Although the US government has provided support for US government mortgage-related securities in the past, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future, there can be no assurance that it will do so in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or the FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the US government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), resulting in Fannie Mae and Freddie Mac reaching the $250 billion target imposed under the preferred stock purchase agreements. Further, when a ratings agency downgraded long-term US government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the US government (although that rating did not directly relate to their mortgage-backed securities). The US government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Portfolio may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Portfolio may invest in them if the Manager determines that such investments are consistent with the Portfolio’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a US government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

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For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the US government or considered to be of the highest quality.

Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage- backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

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Investment Strategies and Risks

Natural Resources and Physical Commodities

When a Portfolio invests in securities of companies engaged in natural resources activities, the Portfolio may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Portfolio’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Portfolio’s investments, the Manager will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the US are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility. An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

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cross-commodity arbitrage can negatively impact a Portfolio’s investments;

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fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

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fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

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environmental restrictions can increase costs of production;

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restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

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war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Portfolio’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Portfolio also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Portfolio purchases a precious metal or other physical commodity, the Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (Code), a Portfolio may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.”

The ability of a Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

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Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Portfolio from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Portfolio’s direct investment in precious metals is limited by tax considerations. See Distributions and Taxes ‑ Taxes.

Options, Futures and Other Derivatives Strategies

General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Portfolio’s investments. Securian AM uses certain futures contracts in managing the volatility management strategy for each Managed Volatility Portfolio, although at some point in the future it might use other Financial Instruments.

Generally, each Portfolio may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Portfolio is authorized to invest in foreign securities denominated in other currencies, each such Portfolio may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio’s portfolio. Thus, in a short hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security. Therefore, the transaction relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities.

Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Portfolios.

In 2020, the SEC adopted a new rule that will impact the ability of a Portfolio to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Portfolio's assets could have an adverse impact on a Portfolio.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction

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of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios’ investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the- money” at the time of purchase) may not exceed 5% of the Portfolio’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Portfolio must satisfy a marketing test, which requires, among other things, that the Portfolio not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Portfolio’s investment strategies. Although the Manager believes that it will be able to execute a Portfolio’s investment strategies within the de minimis trading limitations, the Portfolio’s performance could be adversely affected. In addition, a Portfolio’s ability to use Financial Instruments may be limited by tax considerations. See Distributions and Taxes ‑ Taxes.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Portfolio may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Portfolio will limit its investment in NDFs as discussed above.

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally- cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

In addition to the instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Portfolio’s objective(s) and permitted by a Portfolio’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

1. Successful use of certain Financial Instruments depends upon the ability of the Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

2. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as

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speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Portfolio’s current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Portfolio’s other investments. Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

4. As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

5. A Portfolio’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

6. Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Portfolio that, in certain circumstances, could exceed the Portfolio’s net assets and could alter the risk profile of the Portfolio in unanticipated ways.

7. When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Portfolio will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the

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underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Portfolio may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives the Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Portfolio’s NAV being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction. A Portfolio seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Portfolio, as well as any loss of expected benefit of the transaction.

A Portfolio’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Portfolio’s place in the contract, called a novation. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Portfolio.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Portfolio could cause material losses to such Portfolio because the Portfolio would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Portfolio’s exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Portfolio to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

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Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Portfolio, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Portfolio the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Portfolio’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Portfolio’s fixed-income holdings. If the Manager wishes to shorten the average duration of a Portfolio’s fixed-income holdings, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Portfolio’s fixed-income holdings, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio’s obligations to or from an FCM. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Portfolio, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the

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case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Portfolio in excess of the amount that the Portfolio delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Portfolio. There also is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio also is subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Portfolio sells (writes) an option on a futures contract, the Portfolio is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Portfolio were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Portfolio utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Portfolio may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Portfolio has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment policies and restrictions, each Portfolio may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Portfolio’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

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A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, each Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Portfolio also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for US dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio also could hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio also may use forward currency contracts in an attempt to enhance income or yield. The Portfolio could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the US dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Portfolio owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of US dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio’s commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio’s securities denominated in the old (less favorable) currency. The Portfolio segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Portfolio will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Portfolio would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Portfolio. Even if the Portfolio entered an offsetting transaction with a second counterparty, the Portfolio would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

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The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Portfolio will be served.

Successful use of forward currency contracts depends on the skill of the Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio’s exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Manager anticipates. There is no assurance that the Manager’s use of forward currency contracts will be advantageous to a Portfolio or that the Manager will hedge at an appropriate time.

Forward currency contracts in which a Portfolio may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. A Portfolio also may be required to pay certain commissions. When a Portfolio enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency.

A Portfolio also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed- upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in US dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Portfolio’s ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Portfolios are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In 2020, the SEC adopted a new rule that will impact the ability of a Portfolio to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), is required by August 2022.Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Portfolio’s assets could have an adverse impact on a Portfolio. The regulation of derivatives is a rapidly changing area of law and the impact of these new regulations are not certain at this time.

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Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Portfolio also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Portfolio’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Portfolio’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio also may cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Portfolio may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Portfolio currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Portfolio to incur increased expenses to access the same types of swaps that it has used in the past. When a Portfolio enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal

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to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Portfolio or may be received by a Portfolio in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Portfolio will receive, and, in a short total return swap, a Portfolio pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher amount at each swap reset date.

A Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Portfolio would effectively add leverage to the extent the notional amount exceeds the amount of cash the Portfolio has because, in addition to its total net assets, the Portfolio would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Portfolio normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Portfolio’s custodian that satisfies the requirements of the 1940 Act. The Portfolio also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Manager and each Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Portfolio’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Portfolio’s portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

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As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. The Portfolio bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by the Manager. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio also is subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Portfolio may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Portfolio is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Portfolio may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Portfolio may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Portfolio generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Portfolio may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Portfolio or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Portfolio to dispose of them or to determine their current value.

Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Portfolio may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real

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estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Portfolio’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Portfolio may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Portfolio will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio’s shares will decline faster than if the Portfolio were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Portfolio’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Portfolio may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Portfolio may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Portfolio also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, a Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors.

Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Portfolio could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than

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those originally paid by a Portfolio or less than the fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Portfolio may be less able to predict a loss. In making investments in such securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities. A Portfolio also may take a minority interest in a privately offered security, which may limit the Portfolio’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Portfolio’s Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Portfolio may hold. While the Manager believes such service will be beneficial to the Portfolio and its shareholders, the Portfolio Manager’s service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Portfolio. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Portfolio may sell securities “short against the box;” provided, however, that the Portfolio’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is “against the box” if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Portfolios has any present intention to sell securities short in this fashion.

Special Purpose Acquisition Companies

A Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Generally, unless and until a transaction is completed, a SPAC will invest its assets (minus a portion used to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time (e.g., two years), the invested funds are returned to the SPAC’s shareholders, minus certain permitted expenses. In that case, the rights or warrants issued by the SPAC will expire worthless.

Because SPACs and similar entities are in essence blank check companies that have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. As a result, the values of investments in SPACs may be highly volatile and may depreciate significantly over time, and an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value. Moreover, an investment in a SPAC is subject to a variety of additional risks, including the following:

(i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses;

(ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Portfolio’s other investments;

(iii) a Portfolio generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Portfolio’s investments in SPACs will not significantly contribute to the Portfolio’s distributions to shareholders;

(iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases;

(v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders;

(vi) if an acquisition or merger target is identified, a Portfolio may elect not to participate in, or vote to approve, the proposed transaction or the Portfolio may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Portfolio may not reap any resulting benefits;

(vii) the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be redeemed by the SPAC at an unfavorable price;

(viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators;

(ix) under any circumstances in which a Portfolio receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Portfolio may be subject to opportunity costs to the extent that alternative investments would have produced higher returns;

(x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits;

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(xi) a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled;

(xii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and

(xiii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC interest’s intrinsic value.

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Portfolio will invest in securities of agencies and instrumentalities only if the Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Portfolio may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Portfolio until delivery and payment is completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells securities on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the securities. When a Portfolio makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

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The use of when-issued transactions and forward commitments enables a Portfolio to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when- issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Portfolio sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Portfolio’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when- issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. In accordance with regulatory requirements, a Portfolio’s custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Portfolio’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Portfolio’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash. Subject to its investment policies and restrictions, a Portfolio may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Portfolio will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Short-Term Debt Instruments and Temporary Investments

Each Portfolio may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Portfolio’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Portfolio may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of

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domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Portfolio may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Portfolio’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Portfolio may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Portfolio may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Subject to its investment policies and restrictions, a Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Portfolios and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary

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information, or cause a Portfolio or Portfolio service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Portfolio and its shareholders. For example, if a cybersecurity incident results in a denial of service, Portfolio shareholders could lose access to their electronic accounts and be unable to buy or sell Portfolio shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Portfolio, such as trading, NAV calculation, shareholder accounting or fulfillment of Portfolio share purchases and redemptions. Cybersecurity incidents could cause a Portfolio or Portfolio service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Portfolio or Portfolio service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests, counterparties with which a Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Portfolios do not control the cybersecurity systems and plans of the issuers of securities in which the Portfolios invest or the Portfolios' third party service providers or trading counterparties or any other service providers whose operations may affect the Portfolios or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a portfolios' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolios' ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a portfolio.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR was a common benchmark interest rate index used to make adjustments to variable-rate

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Investment Strategies and Risks

loans and was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a portfolio of being adversely impacted if a portfolio received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation.

In addition to LIBOR, a portfolio may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Over the past several years, various regulators and industry bodies have worked together to identify alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. The majority of LIBOR rates were phased out at the end of 2021.

There remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a portfolio invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a portfolio or the financial instruments in which the portfolio invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

Each Portfolio has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Portfolio disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Portfolios' holdings on a shareholder's statement. Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 888 923-3355 (800 523-1918 on or about June 24, 2022).

Other entities, including institutional investors and intermediaries that distribute the Portfolios' shares, are generally treated similarly and are not provided with the Portfolios' portfolio holdings in advance of when they are generally available to the public.

The Portfolios may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Portfolios are provided with the Portfolios' portfolio holdings only to the extent necessary to perform services under agreements relating to the Portfolios. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, the Distributor, and Waddell & Reed Services Company), the Portfolios' independent registered public accounting firm, the Portfolios' custodian, the Portfolios' legal counsel, the Portfolios' financial printer, and the Portfolios' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Portfolios or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolios' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Portfolios, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolios' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of March 31, 2022, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Portfolio.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	146

Global Head of Macquarie Investment Management[2] (January 2019‑Present); Head of Americas of Macquarie Group (December 2017‑Present); Deputy Global Head of Macquarie Investment Management (2017‑2019); Head of Macquarie Investment Management Americas (2015‑2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010‑ April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	146	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993‑Present)	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	146	Private Investor (March 2004‑Present)	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	146	Chief Executive Officer, Private Wealth Management (2011‑2013) and Market Manager, New Jersey Private Bank (2005‑2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016‑December 2019) Director—Santander Bank, N.A. (December 2016‑ December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	146	Private Investor (April 2011‑Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004‑July 2014)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	146	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	146	President — Drexel University (August 2010‑Present) President — Franklin & Marshall College (July 2002‑June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004‑Present)

Director — Drexel Morgan & Co. (2015‑December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017‑Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018‑Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020‑Present)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	146

President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	146	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate, Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
					Director, Sera Prognostics Inc. (biotechnology) (2021-Present) Director, Recology (resource recovery) 2021-Present)
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	146

Private Investor (January 2017‑Present)

Chief Executive Officer — Banco Itaú International (April 2012‑December 2016)

Executive Advisor to Dean (August 2011‑March 2012) and Interim Dean (January 2011‑July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007‑December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011‑Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019‑Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021‑September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018‑ December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	146	Vice Chairman (2010‑April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013‑Present)

Director — HSBC USA Inc. (July 2014‑Present)

Director — HSBC Bank USA, National Association (July 2014‑March 2017)

Director — HSBC Finance Corporation (December 2013‑April 2018)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	146	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009‑Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008‑Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013‑Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013‑October 2021), The Merger Fund VL (2013‑October 2021), WCM Alternatives: Event-Driven Fund (2013‑October 2021), and WCM Alternatives: Credit Event Fund (December 2017‑October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010‑2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	146	Vice President and Treasurer (January 2006‑July 2012) Vice President — Mergers & Acquisitions (January 2003‑January 2006), and Vice President and Treasurer (July 1995‑January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

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Management of the Trust

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios' Manager and principal underwriter.
3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Portfolios. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Portfolios.

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The following table shows each Trustee’s ownership of shares of the Portfolios and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	Over $100,000 (Delaware Ivy VIP Smid Cap Core)	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$22,929	none	$386,000
Thomas L. Bennett (Chair)	$30,005	none	$513,000
Ann D. Borowiec	$18,830	none	$332,000
Joseph W. Chow	$22,350	none	$380,000
H. Jeffrey Dobbs[2]	$24,758	none	$116,667
John A. Fry	$21,073	none	$363,500
Joseph Harroz, Jr.[2]	$31,294	none	$209,200
Sandra A.J. Lawrence[2]	$24,079	none	$160,867
Frances A. Sevilla-Sacasa	$20,855	none	$366,500
Thomas K. Whitford	$21,244	none	$371,000
Christianna Wood	$22,929	none	$386,000
Janet L. Yeomans	$23,546	none	$389,000

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 28 investment companies in the Delaware and Ivy Funds by Macquarie family (146 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]

Information relating to compensation paid for the fiscal year ended December 31, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

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Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Portfolio management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Portfolio officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford (ex officio), Chair; Frances Sevilla-Sacasa; H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The predecessor Audit Committee held three meetings from January 1, 2021 through April 30, 2021 and the Audit Committee held six meetings (all of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held two meetings from January 1, 2021 through April 30, 2021 and the Nominating and Corporate Governance Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

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Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

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Management of the Trust

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas ‑ Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management ‑ Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held four meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The predecessor Investments Committee (formerly, the Investment Oversight Committee) held one meeting from January 1, 2021 through April 30, 2021 and the Investments Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Portfolio management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Portfolios' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Portfolio management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Portfolio management raises other specific risk-management issues relating to the Portfolios with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Portfolio management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Portfolio management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

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Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Portfolios are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Portfolios. If and when proxies need to be voted on behalf of the Portfolios, the Manager and any Macquarie affiliates advising the Portfolios (collectively, “Macquarie Asset Management”) or Securian, as applicable, will vote such proxies pursuant to Macquarie Asset Management’s (“MAM”) Proxy Voting Policies and Procedures (the “Procedures”). MAM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MAM’s proxy voting process for the Portfolios. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MAM to vote proxies in a manner consistent with the goal of voting in the best interests of the Portfolios.

In order to facilitate the actual process of voting proxies, MAM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Portfolios and MAM’s other clients and provide MAM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Portfolios, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Portfolios voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios' website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MAM may consider is the quality and depth of the company’s management. As a result, MAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MAM’s votes are cast in accordance with the recommendations of the company’s management. However, MAM may vote against management’s position when it runs counter to MAM’s specific Proxy Voting Guidelines (the “Guidelines”), and MAM will also vote against management’s recommendation when MAM believes such position is not in the best interests of the Portfolios.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Portfolios. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MAM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MAM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MAM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MAM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MAM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If MAM’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MAM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

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Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Portfolios, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

The Portfolios' Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Portfolio, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Portfolios shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Portfolio Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Equity Income, Delaware Ivy VIP Growth and Delaware Ivy VIP Value	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Delaware Ivy VIP Corporate Bond	0.475% of net assets up to $1 billion 0.45% of net assets over $1 billion and up to $1.5 billion 0.40% of net assets over $1.5 billion

Delaware Ivy VIP Energy, Delaware Ivy VIP Global Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Smid Cap Core and Delaware Ivy VIP Small Cap Growth

0.85% of net assets up to $1 billion 0.83% of net assets over $1 billion and up to $2 billion 0.80% of net assets over $2 billion and up to $3 billion 0.76% of net assets over $3 billion
Delaware Ivy VIP Limited-Term Bond	0.50% of net assets up to $500 million 0.45% of net assets over $500 million and up to $1 billion 0.40% of net assets over $1 billion and up to $1.5 billion 0.35% of net assets over $1.5 billion
Delaware Ivy VIP High Income	0.625% of net assets up to $500 million 0.60% of net assets over $500 million and up to $1 billion 0.55% of net assets over $1 billion and up to $1.5 billion 0.50% of net assets over $1.5 billion
Delaware Ivy VIP Natural Resources

0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion

Delaware Ivy VIP Securian Real Estate Securities	0.90% of net assets up to $1 billion 0.87% of net assets over $1 billion and up to $2 billion 0.84% of net assets over $2 billion and up to $3 billion 0.80% of net assets over $3 billion

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Portfolio Name	Management Fee (annual rate as a percentage of average daily net assets)

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

0.20% of net assets up to $500 million 0.17% of net assets over $500 million and up to $1 billion and 0.15% of net assets over $1 billion

During the last three fiscal years, the Portfolios paid the following investment management fees to its investment advisor:

Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Core Equity	$5,216,497 earned $5,216,497 paid $0 waived	$4,773,956 earned $4,773,956 paid $0 waived	$4,814,859 earned $4,814,859 paid $0 waived
Delaware Ivy VIP Growth	$6,995,896 earned $6,995,896 paid $0 waived	$5,729,649 earned $5,729,649 paid $0 waived	$5,295,420 earned $5,295,420 paid $0 waived
Delaware Ivy VIP Mid Cap Growth	$6,182,351 earned $5,910,346 paid $272,005 waived	$4,736,541 earned $4,439,330 paid $297,211 waived	$4,248,460 earned $4,006,627 paid $241,833 waived
Delaware Ivy VIP Smid Cap Core	$1,648,167 earned $1,648,167 paid $0 waived	$1,366,483 earned $1,366,483 paid $0 waived	$1,649,233 earned 1,649,233 paid $0 waived
Delaware Ivy VIP Small Cap Growth	$4,015,628 earned $3,988,886 paid $26,742 waived	$3,230,914 earned $3,120,538 paid $110,376 waived	$3,300,772 earned $3,224,525 paid $76,247 waived
Delaware Ivy VIP Value	$3,139,800 earned $3,139,800 paid $0 waived	$3,009,308 earned $3,009,308 paid $0 waived	$3,386,206 earned $3,386,206 paid $0 waived
Delaware Ivy VIP Corporate Bond	$3,402,247 earned $3,402,247 paid $0 waived	$2,993,063 earned $2,993,063 paid $0 waived	$2,637,936 earned $2,637,936 paid $0 waived
Delaware Ivy VIP High Income	$5,604,820 earned $5,604,820 paid $0 waived	$5,070,640 earned $5,070,640 paid $0 waived	$5,460,798 earned $5,460,798 paid $0 waived
Delaware Ivy VIP Limited-Term Bond	$2,172,046 earned $2,172,046 paid $0 waived	$2,066,155 earned $2,066,155 paid $0 waived	$2,620,515 earned $2,620,515 paid $0 waived
Delaware Ivy VIP Global Equity Income	$2,211,428 earned $2,211,428 paid $0 waived	$2,025,153 earned $2,025,153 paid $0 waived	$2,062,313 earned $2,062,313 paid $0 waived
Delaware Ivy VIP Global Growth	$1,360,767 earned $1,360,767 paid $0 waived	$1,190,038 earned $1,190,038 paid $0 waived	$1,233,276 earned $1,233,276 paid $0 waived
Delaware Ivy VIP International Core Equity	$5,594,688 earned $5,594,688 paid $0 waived	$5,138,724 earned $5,138,724 paid $0 waived	$6,016,020 earned $6,016,020 paid $0 waived
Delaware Ivy VIP Asset Strategy	$5,295,080 earned $4,533,345 paid $761,735 waived	$4,993,898 earned $4,993,898 paid $0 waived	$5,391,373 earned $5,391,373 paid $0 waived
Delaware Ivy VIP Balanced	$2,414,685 earned $2,414,685 paid $0 waived	$2,218,294 earned $2,218,294 paid $0 waived	$2,304,300 earned $2,304,300 paid $0 waived
Delaware Ivy VIP Energy	$541,731 earned $541,731 paid $0 waived	$278,000 earned $257,244 paid $20,756 waived	$354,200 earned $354,200 paid $0 waived

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Investment Manager and Other Service Providers

Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Natural Resources	$744,144 earned $744,144 paid $0 waived	$603,655 earned $603,655 paid $0 waived	$756,407 earned $756,407 paid $0 waived
Delaware Ivy VIP Science and Technology	$5,957,484 earned $5,957,484 paid $0 waived	$4,926,794 earned $4,926,794 paid $0 waived	$4,441,484 earned $4,441,484 paid $0 waived
Delaware Ivy VIP Securian Real Estate Securities	$328,486 earned $295,638 paid $32,848 waived	$273,659 earned $245,984 paid $27,675 waived	$331,118 earned $298,007 paid $33,111 waived
Delaware Ivy VIP Pathfinder Aggressive	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived
Delaware Ivy VIP Pathfinder Moderately Aggressive	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived
Delaware Ivy VIP Pathfinder Moderate	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived
Delaware Ivy VIP Pathfinder Moderately Conservative	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived
Delaware Ivy VIP Pathfinder Conservative	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived	$0 earned $0 paid $0 waived
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	$1,392,568 earned $1,392,568 paid $0 waived	$1,308,771 earned $1,308,771 paid $0 waived	$1,282,891 earned $1,282,891 paid $0 waived
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	$199,961 earned $199,961 paid $0 waived	$178,106 earned $178,106 paid $0 waived	$181,655 earned $181,655 paid $0 waived
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	$165,925 earned $165,925 paid $0 waived	$160,513 earned $160,513 paid $0 waived	$156,660 earned $156,660 paid $0 waived

The Portfolios shall pay the Manager an annual management fee as a percentage of average daily net assets. Management fees are accrued daily and paid monthly.

Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, each Portfolio is responsible for all of its own expenses. Among others, such expenses include each Portfolios' proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

Securian AM, an SEC-registered investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Delaware Ivy VIP Securian Real Estate Securities and under a separate agreement, conduct the investment management program as it relates to the portion of each Managed Volatility Portfolio’s portfolio subject to the volatility management strategy of the Managed Volatility Portfolio, subject to the general control of the Board. Since its inception in 1985, Securian AM and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Securian AM and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Securian AM also manage Minnesota Life’s investment portfolios. Securian AM had approximately $55 billion in assets under management as of December 31, 2021.

Securian AM acts as the Subadviser to Delaware Ivy VIP Securian Real Estate Securities and each Managed Volatility Portfolio under separate Investment Subadvisory Agreements (the Subadvisory Agreements) with the Manager.

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For its services to Ivy VIP Securian Real Estate Securities, Securian AM receives a subadvisory fee from the Manager, at an annual rate of 0.48% of the average daily net assets of Delaware Ivy VIP Securian Real Estate Securities. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

From the management fee received with respect to each of the Managed Volatility Portfolios, the Manager pays to Securian AM a subadvisory fee for each Managed Volatility Portfolio computed at an annual rate, accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Net Portfolio Assets	Fee Payable to Securian AM as a Percentage of the Managed Volatility Portfolio’s Average Net Assets
Up to $500 million Over $500 million and up to $1 billion Over $1 billion	0.20% 0.17% 0.15%

Each Subadvisory Agreement between the Manager and Securian AM will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, each Subadvisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Portfolios, or by the Manager on 60 days’ written notice to Securian AM, or by Securian AM on 60 days’ written notice to the Manager.

Unless sooner terminated, each Subadvisory Agreement shall continue in effect from year to year if approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the affected Portfolio(s) or by the Board, provided that such continuance also is approved annually by the vote of a majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis of the approval of the Subadvisory Agreements is available in the Portfolios’ Semi-Annual Report to Shareholders for the period ended June 30, 2021.

The Manager has entered into sub-advisory agreements on behalf of certain of the Portfolios, as described below, with MIMAK, MIMEL, MIMGL, and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2021, MAM managed more than $380.1 billion in assets for institutional and individual clients. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. In addition, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK’s specialized market knowledge.  The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced for services provided to these two Portfolios.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of each Portfolio, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of each Portfolio, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MAM. Although the Manager has principal responsibility for the Manager’s portion of the Portfolios, the Manager may permit MFMHKL to execute Portfolio security trades on behalf of the Manager.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is either paid by the Manager to the Affiliated Sub-Advisors based on the extent to which the Affiliated Sub-Advisors provide services to the Portfolios or out of the investment advisory fees the Manager receives from the Ivy Funds in which the Portfolios invest. During the Portfolios' last fiscal year, the Manager paid compensation to MIMAK for its services.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Portfolios' shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Portfolios. See the Prospectus for information on how to invest. Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

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Service Plan

Under a Service Plan (Plan) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, for Class II shares, each Portfolio (except the Pathfinder Portfolios and the Managed Volatility Portfolios) may pay the Distributor a fee not to exceed 0.25% of the Class II shares’ average annual net assets, paid daily, to compensate the Distributor and unaffiliated third parties for their costs and expenses in connection with the provision of personal services to Policyowners.

The Plan permits the Distributor to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintenance of Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintenance of Policyowner accounts.

The only Trustees or interested persons, as defined in the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit each Portfolio and the Policyowners through the Distributor’s activities to provide directly, or indirectly, personal services to the Policyowners and thereby promote the maintenance of their accounts with respect to investment in the Portfolio. The Trust anticipates that Policyowners investing in Class II shares of a Portfolio may benefit to the extent that the Distributor’s activities are successful in increasing the assets of the Portfolio through reduced redemptions and reducing a Policyowner’s share of Portfolio expenses. In addition, the Trust anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Trust and Policyowners.

The Plan was approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

For the fiscal year ended December 31, 2021, the Portfolios paid (or accrued) the following amounts for each of the noted Portfolios:

Portfolio	Class II
Delaware Ivy VIP Core Equity	$1,863,035 $1,574,918 including waiver
Delaware Ivy VIP Growth	$2,503,501
Delaware Ivy VIP Mid Cap Growth	$1,214,436 $1,212,898 including waiver
Delaware Ivy VIP Smid Cap Core	$484,755
Delaware Ivy VIP Small Cap Growth	$1,041,997 $1,040,871 including waiver
Delaware Ivy VIP Value	$1,121,357
Delaware Ivy VIP Corporate Bond	$1,790,656
Delaware Ivy VIP High Income	$2,231,460
Delaware Ivy VIP Limited-Term Bond	$1,086,023
Delaware Ivy VIP Global Equity Income	$789,796
Delaware Ivy VIP Global Growth	$400,225 $318,041 including waiver
Delaware Ivy VIP International Core Equity	$1,645,496
Delaware Ivy VIP Asset Strategy	$1,888,795
Delaware Ivy VIP Balanced	$862,387
Delaware Ivy VIP Energy	$158,809
Delaware Ivy VIP Natural Resources	$218,866
Delaware Ivy VIP Science and Technology	$1,746,819
Delaware Ivy VIP Securian Real Estate Securities	$91,246
Delaware Ivy VIP Pathfinder Aggressive	$0
Delaware Ivy VIP Pathfinder Moderately Aggressive	$0

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Portfolio	Class II
Delaware Ivy VIP Pathfinder Moderate	$0
Delaware Ivy VIP Pathfinder Moderately Conservative	$0
Delaware Ivy VIP Pathfinder Conservative	$0
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	$0
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	$0
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	$0

Accounting Services

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolios. Those services include performing functions related to calculating the Portfolios’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Portfolios pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Portfolios. Those services include overseeing the Portfolios’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Portfolio NAVs and performance data. For these services, the Portfolios pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or a sub-agent) previously provided the Portfolios with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Portfolio records, pricing of Portfolio shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports.

Under the Accounting Services Agreement, each Portfolio previously paid WISC a monthly fee, based on the average daily net assets during the prior month.

Each Portfolio also previously paid a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee could be voluntarily waived until the Portfolio’s assets were at least $10 million.

Fees paid to WISC during the past three fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019 for each of the Portfolios were as follows:

Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Core Equity	$181,197	$164,696	$165,564
Delaware Ivy VIP Growth	$236,721	$199,588	$191,518
Delaware Ivy VIP Mid Cap Growth	$171,238	$150,405	$134,944
Delaware Ivy VIP Smid Cap Core	$72,656	$64,664	$70,422
Delaware Ivy VIP Small Cap Growth	$131,289	$118,157	$123,909
Delaware Ivy VIP Value	$127,231	$125,666	$131,184
Delaware Ivy VIP Corporate Bond	$167,444	$159,754	$144,936
Delaware Ivy VIP High Income	$215,605	$205,219	$213,797
Delaware Ivy VIP Limited-Term Bond	$125,597	$124,176	$134,132
Delaware Ivy VIP Global Equity Income	$94,771	$92,161	$92,815
Delaware Ivy VIP Global Growth	$64,334	$62,472	$63,013
Delaware Ivy VIP International Core Equity	$161,920	$154,728	$167,323
Delaware Ivy VIP Asset Strategy	$197,828	$174,668	$199,809
Delaware Ivy VIP Balanced	$104,069	$95,033	$96,285
Delaware Ivy VIP Energy	$41,671	$24,995	$27,903
Delaware Ivy VIP Natural Resources	$44,119	$42,547	$43,436
Delaware Ivy VIP Science and Technology	$169,421	$153,526	$140,778
Delaware Ivy VIP Securian Real Estate Securities	$26,748	$26,146	$26,802

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Investment Manager and Other Service Providers

Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Pathfinder Aggressive	$24,910	$23,717	$24,190
Delaware Ivy VIP Pathfinder Moderately Aggressive	$140,268	$132,563	$146,671
Delaware Ivy VIP Pathfinder Moderate	$113,057	$111,115	$119,309
Delaware Ivy VIP Pathfinder Moderately Conservative	$43,345	$44,329	$52,577
Delaware Ivy VIP Pathfinder Conservative	$35,268	$30,535	$27,637
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	$128,388	$116,564	$114,992
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	$31,477	$26,688	$26,864
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	$26,020	$25,802	$25,597

Since each Portfolio pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Portfolios pay the fees and expenses of the Independent Trustees.

Transfer Agency Services

Under the Transfer Agency Agreement entered into between the Trust and WISC, for each Portfolio WISC performs transfer agency functions, including the maintenance of shareholder accounts which are the separate accounts of the PICs, recording the ownership, transfer, exchange and cancellation of ownership of shares, distribution of dividends and other distributions and payment of redemption proceeds, and the furnishing of related information to the Portfolio. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC receives no fee for the services it provides under the Transfer Agency Agreement. However, the Trust pays certain out-of-pocket expenses of WISC, including but not limited to, 1) the charges of a sub-agent used by WISC in performing services under the Transfer Agency Agreement, and 2) the cost of providing prospectuses to certain Policy owners and holders (Policyowners).

Effective on or about June 24, 2022, the transfer agent for the Portfolios will transition from Waddell & Reed Services Company, doing business as WI Services Company (WISC), to Delaware Investments Fund Services Company (DIFSC) and BNY Mellon Investment Servicing (US) Inc. will provide sub-transfer agency services to the Portfolios.

Fees paid to WISC for such out-of-pocket expenses for the past three fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019 for each of the Portfolios were:

Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Core Equity[1]	$0	$0	$0
Delaware Ivy VIP Growth	$0	$51,105	$22,039
Delaware Ivy VIP Mid Cap Growth[2]	$0	$0	$0
Delaware Ivy VIP Smid Cap Core	$0	$3	$7,091
Delaware Ivy VIP Small Cap Growth[3]	$0	$0	$0
Delaware Ivy VIP Value	$0	$38	$14,204
Delaware Ivy VIP Corporate Bond	$0	$44	$15,845
Delaware Ivy VIP High Income	$0	$0	$26,865
Delaware Ivy VIP Limited-Term Bond	$0	$0	$13,342
Delaware Ivy VIP Global Equity Income	$0	$16	$9,430
Delaware Ivy VIP Global Growth[4]	$0	$0	$0
Delaware Ivy VIP International Core Equity	$0	$10	$18,774
Delaware Ivy VIP Asset Strategy[5]	$0	$2	$30,205
Delaware Ivy VIP Balanced	$0	$21	$11,025
Delaware Ivy VIP Energy	$0	$10	$3,763
Delaware Ivy VIP Natural Resources	$0	$0	$6,484
Delaware Ivy VIP Science and Technology	$0	$46	$17,815
Delaware Ivy VIP Securian Real Estate Securities	$0	$3	$3,804
Delaware Ivy VIP Pathfinder Aggressive	$0	$0	$3,270

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Portfolio	December 31, 2021	December 31, 2020	December 31, 2019
Delaware Ivy VIP Pathfinder Moderately Aggressive	$0	$0	$21,965
Delaware Ivy VIP Pathfinder Moderate	$0	$0	$18,724
Delaware Ivy VIP Pathfinder Moderately Conservative	$0	$0	$6,874
Delaware Ivy VIP Pathfinder Conservative	$0	$0	$934
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	$0	$15	$16,110
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	$0	$2	$3,653
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	$0	$1	$3,468

1 The following amounts of out-of-pocket expenses would have been paid by Delaware Ivy VIP Core Equity if a waiver had not been in effect: 2020, $50; and 2019, $20,300.

2 The following amounts of out-of-pocket expenses would have been paid by Delaware Ivy VIP Mid Cap Growth if a waiver had not been in effect: 2020, $45; and 2019, $17,239.

3 The following amounts of out-of-pocket expenses would have been paid by Delaware Ivy VIP Small Cap Growth if a waiver had not been in effect: 2019, $14,194.

4 The following amounts of out-of-pocket expenses would have been paid by Delaware Ivy VIP Global Growth if a waiver had not been in effect: 2020, $9; and 2019, $6,866.

5 The following amounts of out-of-pocket expenses would have been paid by Delaware Ivy VIP Asset Strategy if a waiver had not been in effect: 2019, $2.

Custodial and Auditing Services

The Portfolios’ custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Portfolios' cash and securities. PricewaterhouseCoopers LLP (PwC), the Portfolios' independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Portfolio. The Board has selected PwC, to serve as the current independent registered public accounting firm for the Portfolios.

Securities Lending Agent

The Board has approved certain Portfolios’ participation in a securities lending program, whereby a participating Portfolio lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Portfolio with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Portfolios during the fiscal year ended December 31, 2021:

Securities Lending Activities	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Growth	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Smid Cap Core
Gross income from securities lending activities	$2	$0	$1,371	$5,934
Securities lending income paid to BNYM for services as securities lending agent	3	0	435	676
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(38)	0	(4,078)	(2,523)
Other fees not included in securities lending income paid to BNYM	0	0	0	0

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Investment Manager and Other Service Providers

Securities Lending Activities	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Growth	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Smid Cap Core
Aggregate fees/compensation for securities lending activities	(35)	0	(3,643)	(1,847)
Net income from securities lending activities	$37	$0	$5,014	$7,781

Securities Lending Activities	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Value	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP High Income
Gross income from securities lending activities	$14,892	$21,758	$2,742	$72,556
Securities lending income paid to BNYM for services as securities lending agent	6,346	5,262	493	38,474
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(64,448)	(44,033)	(3,425)	(408,379)
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	(58,102)	(38,771)	(2,932)	(369,905)
Net income from securities lending activities	$72,994	$60,529	$5,674	$442,461

Securities Lending Activities	Delaware Ivy VIP Limited-Term Bond	Delaware Ivy VIP Global Equity Income	Delaware Ivy VIP Global Growth	Delaware Ivy VIP International Core Equity
Gross income from securities lending activities	$2,133	$42,011	$1,327	$60,634
Securities lending income paid to BNYM for services as securities lending agent	553	6,349	294	11,702
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(4,782)	(47,355)	(2,343)	(85,656)
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	(4,229)	(41,006)	(2,049)	(73,954)
Net income from securities lending activities	$6,362	$83,017	$3,376	$134,588

Securities Lending Activities	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Natural Resources
Gross income from securities lending activities	$4,060	$1,995	$179	$2,711
Securities lending income paid to BNYM for services as securities lending agent	2,454	442	182	1,340
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0

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Securities Lending Activities	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Natural Resources
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(21,619)	(3,529)	(2,104)	(14,042)
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	(19,165)	(3,087)	(1,922)	(12,702)
Net income from securities lending activities	$23,225	$5,082	$2,101	$15,413

Securities Lending Activities	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Securian Real Estate Securities	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Moderately Aggressive
Gross income from securities lending activities	$4,680	$0	$0	$0
Securities lending income paid to BNYM for services as securities lending agent	3,408	0	0	0
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	(37,919)	0	0	0
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	(34,511)	0	0	0
Net income from securities lending activities	$39,191	$0	$0	$0

Securities Lending Activities	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate — Managed Volatility
Gross income from securities lending activities	$0	$0	$0	$0
Securities lending income paid to BNYM for services as securities lending agent	0	0	0	0
Cash collateral management fees not included in securities lending income paid to BNYM	0	0	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0	0	0
Rebates paid to (received from) borrowers	0	0	0	0
Other fees not included in securities lending income paid to BNYM	0	0	0	0
Aggregate fees/compensation for securities lending activities	0	0	0	0
Net income from securities lending activities	$0	$0	$0	$0

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Investment Manager and Other Service Providers

Securities Lending Activities	Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Gross income from securities lending activities	$0	$0
Securities lending income paid to BNYM for services as securities lending agent	0	0
Cash collateral management fees not included in securities lending income paid to BNYM	0	0
Administrative fees not included in securities lending income paid to BNYM	0	0
Indemnification fees not included in securities lending income paid to BNYM	0	0
Rebates paid to (received from) borrowers	0	0
Other fees not included in securities lending income paid to BNYM	0	0
Aggregate fees/compensation for securities lending activities	0	0
Net income from securities lending activities	$0	$0

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Stefan Löwenthal Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 46 15	$20.1 billion $2.6 billion $1.7 billion	0 0 0	$0 $0 $0
Jürgen Wurzer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	56 46 15	$20.1 billion $2.6 billion $1.7 billion	0 0 0	$0 $0 $0
Francis X. Morris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.6 billion $8.0 million $1.5 billion	0 0 0	$0 $0 $0
Michael S. Morris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.6 billion $8.0 million $1.5 billion	0 0 0	$0 $0 $0
Christopher Adams Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.6 billion $8.0 million $1.5 billion	0 0 0	$0 $0 $0

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	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Donald G. Padilla Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.6 billion $8.0 million $1.5 billion	0 0 0	$0 $0 $0
David Reidinger Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 1 17	$10.6 billion $8.0 million $1.5 billion	0 0 0	$0 $0 $0
J. David Hillmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 6 56	$22.4 billion $1.5 billion $12.6 billion	0 0 1	$0 $0 $478.0 million
Daniela Mardarovici Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 3 48	$22.4 billion $1.1 billion $8.5 billion	0 0 0	$0 $0 $0
Michael Wildstein Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 9 11	$3.7 billion $1.2 billion $10.4 billion	0 0 1	$0 $0 $478.4 million
Wayne Anglace Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 1 8	$3.4 billion $30.7 million $124.3 million	0 0 0	$0 $0 $0
Kashiq Ishaq Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 0	$3.4 billion $30.7 million 0	0 0 0	$0 $0 $0
Adam Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 3 6	$6.4 billion $475 million $1.1 billion	0 0 0	$0 $0 $0
John McCarthy Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 2 6	$6.4 billion $462 million $1.1 billion	0 0 0	$0 $0 $0
Christopher Gowlland Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 0 3	$2.6 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Jens Hansen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 3	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Klaus Petersen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 3	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Claus Juul Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 3	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Asa Annerstedt Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 3	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Allen Saustrup Jensen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 3	$2.2 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Kathleen Burst Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 3	$591.3 million $0 $804.0 million	0 0 0	$0 $0 $0
Stephen Juszczyszyn Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 5 10	$81.8 million $452.1 million $591.3 million	0 0 0	$0 $0 $0
Samuel Halpert Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 1	$613.8 million $0 $1.7 million	0 0 0	$0 $0 $0
Geoffrey King Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 1	$613.8 million $0 $104.24	0 0 0	$0 $0 $0
Aaron Young Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	24 0 0	$9.7 billion $0 $0	0 0 0	$0 $0 $0
Brad Klapmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 1 6	$8.2 billion $20.4 million $275.5 million	0 0 0	$0 $0 $0
Brad Angermeir Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 1 6	$8.2 billion $20.4 million $275.5 million	0 0 0	$0 $0 $0
F. Chace Brundige Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 2	$7.4 billion $35.0 million $35.7 million	0 0 0	$0 $0 $0
Aditya Kapoor Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 1 2	$4.0 billion $35.0 million $35.7 million	0 0 0	$0 $0 $0

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	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles John Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 1 2	$8.2 billion $35.0 million $35.7 million	0 0 0	$0 $0 $0
Eric Becker Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 1 2	$5.9 billion $10.0 million $394.9 million	0 0 0	$0 $0 $0
Kim Scott Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 4	$12.6 billion $192.2 million $153.7 million	0 0 0	$0 $0 $0
Nathan Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 5	$12.6 billion $192.2 million $158.1 million	0 0 0	$0 $0 $0
Brad Halverson Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 4	$12.6 billion $192.2 million $153.7 million	0 0 0	$0 $0 $0
Matthew Norris Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 4	$1.8 billion $0 $41.4 million	0 0 0	$0 $0 $0
Timothy Miller Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 6	$3.3 billion $69.0 million $320.9 million	0 0 0	$0 $0 $0
Kenneth McQuade Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 6	$3.3 billion $69.0 million $320.9 million	0 0 0	$0 $0 $0
Bradley Warden Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 1	$10.5 billion $0 $1.4 million	0 0 0	$0 $0 $0
Gus Zinn Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 1	$10.5 billion $0 $1.4 million	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Portfolios and the investment action for each such other fund or account and the Portfolios may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Portfolios. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Portfolios. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

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Portfolio Managers

Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus— MIMAK Portfolio Managers (Löwenthal and Wurzer). Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.  Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus— U.S. Core Equity (F. Morris, Adams, M. Morris, Padilla, Reidinger). Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus— International Value Equity (Gowlland). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group’s ability to attract and retain high quality staff. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

Bonus— Global Value Equity (Hansen, Petersen, Annerstedt, Jensen, Juul). Fixed remuneration is determined by the individual's skills, contribution to MGL's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Value Equity team is a separate profit center within MGL, and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

•
Profitability of the funds managed. As revenue is generated from the management fees, profitability is a function of the assets under;

•
Performance of equity funds excess to benchmark and relative to peers over 1-, 3-, and 5- years;

•
Research quality and efficiency;

•
Product development initiative; and

•
Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL's goals and values. Staff are motivated to work co-operatively given that their profit share

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will reflect MGL's overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees' interests with those of the wider business.

Bonus— Fixed Income (Hillmeyer, Mardarovici, Wildstein, Anglace, Ishaq, Brown, McCarthy, Burst and Juszczyszyn)

An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to a Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Bonus— Global Natural Resources Equity (Halpert and King). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus—Ivy Equity Boutique (Brundige and Young). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan—A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

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Portfolio Managers

As of December 31, 2021, the portfolio managers did not own any shares of the Portfolios.

II. Securian Asset Management, Inc.

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Lowell R. Bolken Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 2 4	$697.77 million $117.31 million $365.51 million	0 0 0	$0 $0 $0
Joshua M. Klaetsch Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 1	$614.19 million $117.31 million $73.35 million	0 0 0	$0 $0 $0
Matthew K. Richmond Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 1	$614.19 million $117.31 million $73.35 million	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

In the judgment of the Manager and Securian AM, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of the Portfolio on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Securian AM’s Code of Ethics.

The Portfolio and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Securian AM also has adopted policies and procedures designed for fair allocation of investment opportunities between the Portfolio and other accounts managed by the same portfolio manager, including accounts of Securian AM or their affiliates. In addition, Securian AM believes that material conflicts due to differences in compensation paid to portfolio managers (see below) also are unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

Compensation Structure

Securian AM’s compensation program is designed to attract, retain and motivate top-quality investment professionals. All portfolio managers receive a base salary and are eligible for an annual bonus. Portfolio managers have the option to participate in a non-qualified deferred compensation plan. Certain portfolio managers are eligible to participate in a profit-sharing plan based on the profitability of the assets they manage. Portfolio managers also are eligible for the standard retirement benefits, group insurance, medical and welfare benefits, and profit-sharing based on Securian Financial Group’s financial results. These benefits are generally available to all employees of Securian AM and Securian Financial Group.

Portfolio managers’ compensation is reviewed annually and the level of compensation is based on individual performance, level of experience and responsibility, assets managed, competitive compensation surveys, and compensation guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. A brief description of each component of the portfolio manager’s compensation follows:

Base Salary — Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Annual Bonus — Annual bonuses are structured to align the interest of the portfolio manager with those of Securian AM and the Portfolio’s shareholders. The incentive plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance. Bonuses generally are split between cash (60% - 75%) and a long-term incentive (25% - 40%). The long-term incentive has a four-year vesting schedule and is intended to retain key associates. The available bonus pool for portfolio managers and other bonus eligible associates is determined based on Securian AM’s financial results. The Chief Investment Officer and/or other officers have discretion in allocating the bonus pool to portfolio managers and other eligible employees in accordance with the bonus plan guidelines. The following factors are generally used in determining portfolio manager’s bonuses under the plan:

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•
Investment Performance. Based on performance versus a benchmark index, peer group or both. In the case of a Portfolio, the Portfolio’s benchmark index is described in the Trust’s prospectus. For peer group performance, the portfolio manager’s percentile ranking is determined based on the performance of managers of the same investment style at other firms. Benchmark and peer group comparisons are typically over one-year, three-year, or both performance periods.

•
Non-quantitative. The more qualitative contributions of the portfolio manager to Securian AM’s business and investment management team, including professional knowledge, complexity of assets managed, management responsibilities, productivity, and responsiveness to client needs are evaluated in determining the amount of the bonus award.

Deferred Compensation — the portfolio manager has the option to defer all or part of their cash and vested long-term incentives into a non-qualified deferred compensation plan. All elections must be made six months prior to the end of the performance measurement period.

Profit Share — Certain portfolio managers are paid a percentage of profits generated on the assets they directly manage. Profits generated from managing the Securian Fund Trust assets are included in the profit share.

Ownership of Portfolio Shares

As of December 31, 2021, none of the portfolio managers owned shares of the Portfolios they manage.

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Portfolios for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Portfolios. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Portfolios either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Portfolios pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Portfolio pays a minimal share transaction cost when the transaction presents no difficulty.

One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Portfolio. For Delaware Ivy VIP Securian Real Estate Securities, the Manager has delegated this duty primarily to the Portfolio's subadviser.

With respect to most Portfolios with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the Manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Manager otherwise may combine orders for a Portfolio with those of the non-Transaction Funds or the Transaction Funds, or other accounts for which it has investment discretion, including accounts affiliated with the Manager. The Manager, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each portfolio or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, the Manager ordinarily will allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.

For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Portfolios/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Portfolio’s sub-advisor may aggregate the securities to be sold or purchased for the Portfolio with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Portfolio and such other accounts.

Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

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Trading Practices and Brokerage

Portfolio sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). A Portfolio’s sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Portfolio, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts for which the Manager has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager. The Manager does not direct Portfolio brokerage to compensate brokers for the sale of Portfolio shares. The Portfolios have adopted a policy that prohibits the Manager from using Portfolio brokerage commissions to compensate broker-dealers for promotion or sale of Portfolio shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.

Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Portfolio’s portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Portfolios during the past three fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Portfolio sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Portfolios were as follows:

	2021	2020	2019
Delaware Ivy VIP Core Equity	$101,396	$240,847	$374,344
Delaware Ivy VIP Growth	$55,373	$74,867	$125,448
Delaware Ivy VIP Mid Cap Growth	$101,184	$164,632	$100,533
Delaware Ivy VIP Smid Cap Core	$206,149	$270,899	$302,072
Delaware Ivy VIP Small Cap Growth	$215,062	$190,959	$208,160
Delaware Ivy VIP Value	$186,134	$366,669	$350,945
Delaware Ivy VIP Corporate Bond	$4,246	$2,314	$0
Delaware Ivy VIP High Income	$13,195	$3,307	$1,366
Delaware Ivy VIP Limited-Term Bond	$0	$0	$0
Delaware Ivy VIP Global Equity Income	$600,839	$233,064	$162,745
Delaware Ivy VIP Global Growth	$38,976	$52,910	$42,146
Delaware Ivy VIP International Core Equity	$896,433	$785,966	$777,203
Delaware Ivy VIP Asset Strategy	$231,679	$239,716	$382,429
Delaware Ivy VIP Balanced	$61,937	$59,137	$94,948
Delaware Ivy VIP Energy	$110,049	$51,744	$25,576
Delaware Ivy VIP Natural Resources	$109,344	$59,614	$45,731
Delaware Ivy VIP Science and Technology	$237,240	$45,811	$173,267

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	2021	2020	2019
Delaware Ivy VIP Securian Real Estate Securities	$33,770	$38,196	$31,487
Delaware Ivy VIP Pathfinder Aggressive	$0	$0	$0
Delaware Ivy VIP Pathfinder Moderately Aggressive	$0	$0	$0
Delaware Ivy VIP Pathfinder Moderate	$0	$0	$0
Delaware Ivy VIP Pathfinder Moderately Conservative	$0	$0	$0
Delaware Ivy VIP Pathfinder Conservative	$0	$0	$0
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	$3,719	$15,322	$2,183
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	$491	$1,941	$337
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	$427	$2,177	$323

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended December 31, 2021 for each of the Portfolios. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Delaware Ivy VIP Core Equity	$339,582,141	$82,044
Delaware Ivy VIP Growth	196,708,042	34,308
Delaware Ivy VIP Mid Cap Growth	264,749,675	83,556
Delaware Ivy VIP Smid Cap Core	244,760,767	183,264
Delaware Ivy VIP Small Cap Growth	355,155,286	190,061
Delaware Ivy VIP Value	335,096,675	143,345
Delaware Ivy VIP Corporate Bond	0	0
Delaware Ivy VIP High Income	2,577,744	4,973
Delaware Ivy VIP Limited-Term Bond	0	0
Delaware Ivy VIP Global Equity Income	96,701,199	69,118
Delaware Ivy VIP Global Growth	40,718,532	21,540
Delaware Ivy VIP International Core Equity	688,657,494	736,881
Delaware Ivy VIP Asset Strategy	187,753,800	88,792
Delaware Ivy VIP Balanced	97,054,812	25,994
Delaware Ivy VIP Energy	12,116,481	20,626
Delaware Ivy VIP Natural Resources	26,091,748	17,831
Delaware Ivy VIP Science and Technology	526,499,494	193,633
Delaware Ivy VIP Securian Real Estate Securities	36,388,351	24,210
Delaware Ivy VIP Pathfinder Aggressive	0	0
Delaware Ivy VIP Pathfinder Moderately Aggressive	0	0
Delaware Ivy VIP Pathfinder Moderate	0	0
Delaware Ivy VIP Pathfinder Moderately Conservative	0	0
Delaware Ivy VIP Pathfinder Conservative	0	0
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	0	0
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	0	0
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	0	0

As of December 31, 2021, the Portfolios held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

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Trading Practices and Brokerage

Portfolio	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy VIP Asset Strategy	Citigroup, Inc.	$2,436
	Credit Suisse Group AG	$1,665
	Morgan Stanley	$9,594
	UBS Group AG	$1,453
	Wells Fargo & Co.	$1,542
Delaware Ivy VIP Balanced	Bank of America Corp.	$388
	Citigroup, Inc.	$732
	Goldman Sachs Group, Inc. (The)	$345
	JPMorgan Chase & Co.	$5,869
	Morgan Stanley	$3,801
	Wells Fargo & Co.	$296
Delaware Ivy VIP Core Equity	JPMorgan Chase & Co.	$17,629
	Morgan Stanley	$15,032
Delaware Ivy VIP Corporate Bond	Bank of America Corp.	$14,931
	Citigroup, Inc.	$14,749
	Credit Suisse Group AG	$2,001
	Goldman Sachs Group, Inc. (The)	$15,581
	JPMorgan Chase & Co.	$23,321
	Morgan Stanley	$13,587
	Wells Fargo & Co.	$8,271
Delaware Ivy VIP Global Growth	Citigroup, Inc.	$1,461
	Goldman Sachs Group, Inc. (The	$3,436
	JPMorgan Chase & Co.	$2,146
	Morgan Stanley	$3,897
Delaware Ivy VIP Limited-Term Bond	Bank of America Corp.	$5,614
	Citigroup, Inc.	$3,986
	Goldman Sachs Group, Inc. (The)	$7,021
	JPMorgan Chase & Co.	$6,487
	Morgan Stanley	$5,566
	Wells Fargo & Co.	$2,418
Delaware Ivy VIP Value	Morgan Stanley	$11,453
	Wells Fargo & Co.	$8,822

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

The Portfolios have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Portfolios. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate

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accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The shares of a Portfolio represent an interest in that Portfolio's securities and other assets and in its profits or losses. Each fractional share of a class of a Portfolio has the same rights, in proportion, as a full share of that class of that Portfolio.

Shares of the Trust are currently divided into the following series, as that term is defined in the Amended and Restated Declaration of Trust: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Energy, Delaware Ivy VIP Global Equity Income, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Securian Real Estate Securities, Delaware Ivy VIP Smid Cap Core, Delaware Ivy VIP Small Cap Growth, Delaware Ivy VIP Value, Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. The Board may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

Each Portfolio currently offers Class II shares. Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology and Delaware Ivy VIP Small Cap Growth currently also offer Class I shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and usually will have different share prices. Class II shares are subject to a service plan that is described above. Class I shares are not subject to a service plan and may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. Except as described below, all classes of shares of the Portfolios have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; and (c) each class has exclusive voting rights with respect to matters solely affecting that class.

Each Portfolio does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes.

Each issued and outstanding class of a share in a Portfolio is entitled to participate equally in dividends and other distributions declared by that class of a Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

The Trust does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Trust of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Portfolio, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Portfolio are entitled, as provided in the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of the Trust.

Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Portfolio owned by the shareholder. Matters in which the interests of all the Portfolios are substantially identical (such as the election of Trustees) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect a particular Portfolio (such as approval of its Investment Management Agreement or a change in its fundamental investment restrictions) will be voted on separately by the Portfolio, except that as to matters which affect the interests of one particular class of a Portfolio's shares, the affected shareholders vote as a separate class.

To the extent required by law, Policyowners are entitled to give voting instructions with respect to Portfolio shares held in the separate accounts of PICs. PICs will vote with respect to the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

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Capital Structure

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchase and Redemption of Shares and Offering Price

The separate accounts of the PICs place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolios are executed at the time they are received by the Distributor and at the NAV, as described below, provided that the applicable PIC represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable PIC may aggregate separately all purchase and/or redemption orders for shares of the Portfolios that it received prior to the close of trading on the NYSE (4:00 PM Eastern Time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable PIC will not aggregate pre-4:00 PM Eastern Time trades with post-4:00 PM Eastern Time trades. The Portfolios may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolios, necessary in the best interest of the shareholders of the Portfolios. No sales charge is paid by any PIC for purchase of shares. Except where required or otherwise permitted by applicable law, redemption payments generally are made within 7 days from receipt of a request in good order. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or when trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Trust; or (4) applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Portfolios may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

Except as otherwise noted, and only through the PIC, a Policyowner may indirectly sell shares and buy shares of another Portfolio, also known as a transfer or an exchange privilege.

Offering Price

The offering price of shares is the NAV per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the PIC and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. A business day is any day that the New York Stock Exchange is open for business (“Business Day”). The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Portfolios will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Portfolios’ next Business Day.

Generally, trading in securities of European, Asian, and Far Eastern securities exchanges and on over-the-counter markets in these regions is completed substantially at various times prior to the close of business on each Business Day. In addition, European, Asian, or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in various foreign markets on days which are not Business Days and days on which the Portfolios’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Portfolios that invest a significant portion of assets in foreign securities, “fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of those securities at the time the Portfolios’ NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major US markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Portfolios, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

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The NAV per share for each share class of the Portfolios is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Portfolios’ total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial MBS, and US government agency MBS, pricing vendors utilize matrix pricing, which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolios of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolios fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each class of the Portfolios will bear, pro rata, all of the common expenses of that Portfolio. The NAVs of all outstanding shares of each class of the Portfolios will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Portfolio represented by the value of shares of that class. All income earned and expenses incurred by the Portfolios will be borne on a pro rata basis by each outstanding share of a class, based on each class’s percentage in the Portfolios represented by the value of shares of such class, except that the Class I shares will not incur any of the expenses under the Class II share’s 12b-1 Plan and the Class II shares alone will bear any 12b-1 Plan expenses payable under its 12b-1 Plan. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of the Portfolios will vary.

In the calculation of the NAV of a Pathfinder Portfolio or a Managed Volatility Portfolio, the shares of the Underlying Funds held by the Portfolio are valued at their respective NAVs per share.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of each Portfolios' net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Portfolio to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of the Portfolios will share proportionately in the investment income and expenses of that Portfolio, except that the Class I shares alone will incur distribution fees under its Rule 12b-1 Plan.

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Distributions and Taxes

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Portfolios at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Portfolios (sometimes referred to as “the Portfolio”). Because shares of the Portfolios are sold, directly or indirectly, to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable contract.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Portfolio selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

Taxation of the Portfolio. The Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Portfolio so qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if the Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Portfolio Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

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any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax. However, in any calendar year in which the investment made by the Manager and its affiliates in the Portfolio does not exceed $250,000, the Portfolio may qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Portfolio that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The US has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of

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that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign taxes paid by the Portfolio to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts. The Portfolio intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. If the contract holder is considered the owner of the segregated asset account, income and gains produced by those securities would be included currently in the contract holder’s gross income. The Portfolio intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Portfolio must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, and while each US government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer.

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Portfolio. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if ‑

•
All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•
Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Portfolio is held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Portfolio (and any corresponding regulated investment company such as a fund-of-funds that invests in the Portfolio) is available solely through the purchase of a variable contract. Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Portfolio is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract holder. Accordingly, a contract holder should not have an impermissible level of control over the Portfolio’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Portfolio and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Portfolio reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Portfolio. All investment decisions concerning the Portfolio must be made by the portfolio

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managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Portfolio.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Portfolio, and such guidance could affect the treatment of the Portfolio, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objectives or investment policies. The Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Taxation of Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to the separate account. In the case of the Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributed as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributed as long-term capital gain. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of ) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions — Investments in US REITs” below).

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the dividends-received deduction. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Portfolio from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Pass-through of foreign tax credits. If more than 50% of the Portfolio’s total assets at the end of a fiscal year is invested in foreign securities, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their US federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Portfolio due to certain limitations that may apply. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities lending” below.

Tax credit bonds. If the Portfolio holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Portfolio may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Portfolio. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Portfolio is eligible to pass through tax credits to shareholders, the Portfolio may choose not to do so.

Consent dividends. The Portfolio may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

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Distributions and Taxes

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the Portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Portfolio’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Portfolio-level tax.

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Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Portfolio’s ordinary income distributions to shareholders, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a Portfolio may make an election to treat such gain or loss as capital.

PFIC investments. A Portfolio may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a Portfolio will be treated as long-term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Portfolio in a non-US REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. A Portfolio’s investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, a Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Portfolio’s income from a US REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code

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Distributions and Taxes

Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio. While the rules are not entirely clear with respect to a Portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Portfolio.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a Portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise, or withholding tax liabilities.

Securities lending. While securities are loaned out by a Portfolio, the Portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A Portfolio may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

Tax Consequences To Contract Holders. Since shareholders of the Portfolio will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable variable contract.

Performance Information

To obtain the Portfolios' most current performance information, please call 888 923-3355 (800 523-1918 on or about June 24, 2022) or visit our website at delawarefunds.com/vip-performance.

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Performance quotations represent the Portfolios' past performance and should not be considered as representative of future results. The Portfolios will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

The Portfolios’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP (PwC), the independent registered public accounting firm for the Trust, for the fiscal year ended December 31, 2021, are included in the Portfolios’ Annual Reports to shareholders. The financial statement information for fiscal years ended prior to December 31, 2021 were audited by the Portfolios’ prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the reports of Portfolios’ prior independent registered public accounting firm are incorporated by reference from the Annual Reports into this SAI. PwC, which is located at 2001 Market Street, Philadelphia, PA 19103, was selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021 and, in its capacity as such, audited the annual financial statements contained in each Portfolio’s Annual Report.

Principal Holders

As of April 1, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Portfolio. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE IVY VIP CORE EQUITY
Class II	Minnesota Life Insurance Co St. Paul, MN	15.55%
	Mod Aggressive Mission, KS	13.28%
	Moderate Mission, KS	17.83%
	Nationwide Life Insurance Company Fort Wayne, IN	24.38%
	United Investors Life Birmingham, AL	18.95%
DELAWARE IVY VIP GROWTH
Class II	Minnesota Life Insurance Co St. Paul, MN	7.90%
	Mod Aggressive Mission, KS	12.47%
	Moderate Mission, KS	16.62%
	Nationwide Life Insurance Company Fort Wayne, IN	28.26%
	United Investors Life Birmingham, AL	24.31%
DELAWARE IVY VIP MID CAP GROWTH
Class I	Mod Aggressive Mission, KS	33.24%
	Mod Conservative Mission, KS	6.25%
	Moderate Mission, KS	44.16%
Class II	Lincoln National Life Insurance Co Fort Wayne, IN	7.49%
	Minnesota Life Insurance Co St. Paul, MN	17.24%

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Principal Holders

Class	Name and Address of Account	Percentage
	Nationwide Life Insurance Company Fort Wayne, IN	65.40%
DELAWARE IVY VIP SMID CAP CORE
Class II	Midland National Life Insurance West Des Moines, IA	6.39%
	Minnesota Life Insurance Co St. Paul, MN	70.51%
	Nationwide Life Insurance Company Fort Wayne, IN	9.31%
DELAWARE IVY VIP SMALL CAP GROWTH
Class I	Lincoln National Life Insurance Co Fort Wayne, IN	5.00%
	Mod Aggressive Mission, KS	33.05%
	Mod Conservative Mission, KS	6.24%
	Moderate Mission, KS	43.59%
Class II	Axa Equitable Life Insurance Company Jersey City, NJ	31.00%
	Minnesota Life Insurance Co St. Paul, MN	19.44%
	Nationwide Life Insurance Company Fort Wayne, IN	24.62%
	United Investors Life Birmingham, AL	15.59%
DELAWARE IVY VIP VALUE
Class II	Minnesota Life Insurance Co St. Paul, MN	36.39%
	Mod Aggressive Mission, KS	21.81%
	Moderate Mission, KS	28.95%
DELAWARE IVY VIP CORPORATE BOND
Class II	Minnesota Life Insurance Co St. Paul, MN	18.20%
	Mod Aggressive Mission, KS	16.63%
	Mod Conservative Mission, KS	6.68%
	Moderate Mission, KS	33.23%
	Nationwide Life Insurance Company Fort Wayne, IN	10.90%
DELAWARE IVY VIP HIGH INCOME
Class I	Conservative Mission, KS	7.06%
	Lincoln National Life Insurance Co Fort Wayne, IN	14.18%
	Mod Aggressive Mission, KS	19.83%

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Class	Name and Address of Account	Percentage
	Mod Conservative Mission, KS	9.50%
	Moderate Mission, KS	43.99%
Class II	Axa Equitable Life Insurance Company Jersey City, NJ	56.12%
	Minnesota Life Insurance Co St. Paul, MN	10.43%
	Nationwide Life Insurance Company Fort Wayne, IN	21.56%
DELAWARE IVY VIP LIMITED-TERM BOND
Class II	Conservative Mission, KS	7.06%
	Minnesota Life Insurance Co St. Paul, MN	11.27%
	Mod Aggressive Mission, KS	19.21%
	Mod Conservative Mission, KS	9.47%
	Moderate Mission, KS	43.86%
DELAWARE IVY VIP GLOBAL EQUITY INCOME
Class II	Minnesota Life Insurance Co St. Paul, MN	5.75%
	Mod Aggressive Mission, KS	29.23%
	Moderate Mission, KS	35.27%
	Nationwide Life Insurance Company Fort Wayne, IN	10.60%
DELAWARE IVY VIP GLOBAL GROWTH
Class II	Minnesota Life Insurance Co St. Paul, MN	43.09%
	Nationwide Life Insurance Company Fort Wayne, IN	30.60%
	United Investors Life Birmingham, AL	22.08%
DELAWARE IVY VIP INTERNATIONAL CORE EQUITY
Class II	Minnesota Life Insurance Co St. Paul, MN	48.70%
	Mod Aggressive Mission, KS	16.53%
	Moderate Mission, KS	19.94%
DELAWARE IVY VIP ASSET STRATEGY
Class I	Ivy Investment Management Company Shawnee Msn, KS	16.94%
	Lincoln National Life Insurance Co Fort Wayne, IN	82.16%

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Principal Holders

Class	Name and Address of Account	Percentage
Class II	Minnesota Life Insurance Co St. Paul, MN	21.07%
	Nationwide Life Insurance Company Fort Wayne, IN	40.50%
	Ohio National Life Insurance Co Cincinnati, OH	17.98%
DELAWARE IVY VIP BALANCED
Class II	Minnesota Life Insurance Co St. Paul, MN	84.61%
	United Investors Life Birmingham, AL	9.47%
DELAWARE IVY VIP ENERGY
Class I	Lincoln National Life Insurance Co Fort Wayne, IN	100.00%
Class II	Lincoln National Life Insurance Co Fort Wayne, IN	17.14%
	Nationwide Life Insurance Company Fort Wayne, IN	9.68%
	Pacific Life Ins Company Newport Beach, CA	55.87%
DELAWARE IVY VIP NATURAL RESOURCES
Class II	Axa Equitable Life Insurance Company Jersey City, NJ	5.15%
	Minnesota Life Insurance Co St. Paul, MN	45.76%
	Nationwide Life Insurance Company Fort Wayne, IN	11.66%
	Ohio National Life Insurance Co Cincinnati, OH	31.21%
DELAWARE IVY VIP SCIENCE AND TECHNOLOGY
Class I	Lincoln National Life Insurance Co Fort Wayne, IN	100.00%
Class II	Lincoln National Life Insurance Co Fort Wayne, IN	8.10%
	Minnesota Life Insurance Co St. Paul, MN	20.83%
	Nationwide Life Insurance Company Fort Wayne, IN	28.78%
	Ohio National Life Insurance Co Cincinnati, OH	16.77%
	United Investors Life Birmingham, AL	17.18%
DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES
Class II	Minnesota Life Insurance Co St. Paul, MN	22.59%
	Nationwide Life Insurance Company Fort Wayne, IN	72.71%
DELAWARE IVY VIP PATHFINDER AGGRESSIVE

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Class	Name and Address of Account	Percentage
Class II	Minnesota Life Insurance Co St. Paul, MN	37.29%
	Nationwide Life Insurance Company Fort Wayne, IN	60.02%
DELAWARE IVY VIP PATHFINDER MODERATELY AGGRESSIVE
Class II	Minnesota Life Insurance Co St. Paul, MN	26.49%
	Nationwide Life Insurance Company Fort Wayne, IN	72.16%
DELAWARE IVY VIP PATHFINDER MODERATE
Class II	Minnesota Life Insurance Co St. Paul, MN	24.83%
	Nationwide Life Insurance Company Fort Wayne, IN	74.09%
DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE
Class II	Minnesota Life Insurance Co St. Paul, MN	23.05%
	Nationwide Life Insurance Company Fort Wayne, IN	73.43%
DELAWARE IVY VIP PATHFINDER CONSERVATIVE
Class II	Minnesota Life Insurance Co St. Paul, MN	26.06%
	Nationwide Life Insurance Company Fort Wayne, IN	76.55%
DELAWARE IVY VIP PATHFINDER MODERATE — MANAGED VOLATILITY
Class II	Minnesota Life Insurance Co St. Paul, MN	99.94%
DELAWARE IVY VIP PATHFINDER MODERATELY AGGRESSIVE — MANAGED VOLATILITY
Class II	Minnesota Life Insurance Co St. Paul, MN	88.59%
	Nationwide Life Insurance Company Fort Wayne, IN	10.96%
DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE — MANAGED VOLATILITY
Class II	Minnesota Life Insurance Co St. Paul, MN	100.00%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody’s Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody’s Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Appendix B — Trustee Compensation

The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Funds Complex based on each fund’s relative asset size. During the fiscal year ended December 31, 2021, the Trustees of the Transaction Funds prior to and after April 30, 2021 and the Trustees of the Transaction Funds prior to April 30, 2021 received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Funds Complex:

Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	$15,961	$106,667	$0
H. Jeffrey Dobbs	$24,758	$165,450	$0
James D. Gressett	$17,461	$116,667	$25,000
Joseph Harroz, Jr.[2]	$31,294	$209,200	$0
Glendon E. Johnson, Jr.	$17,461	$116,667	$0
Sandra A.J. Lawrence	$24,079	$160,867	$0
Frank J. Ross, Jr.	$19,640	$131,250	$0
Michael G. Smith	$18,140	$121,250	$121,250
Edward M. Tighe[3]	$3,000	$20,000	$0

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.

3 Retired as of December 31, 2020.

Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	$0	$0
Philip J. Sanders	$0	$0

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds’ prior investment manager or its affiliates.

The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Ivy Predecessor Funds board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.

Similarly, the board of the legacy Waddell & Reed Advisors Funds (the “WRA Funds”) created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before

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May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Mr. Boettcher initially was elected after May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended December 31, 2021:

Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	$15,461	$100,000
Frederick Vogel III	$8,676	$39,250

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

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